     As filed with the Securities and Exchange Commission on April 28, 2004

                                                 FILE Nos. 33-77496
                                                           811-08470
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 14 on Form N-6
                     to Registration Statement on Form S-6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 4
                             JPF SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                                 David K. Booth
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On April 30, 2004, pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date) pursuant to paragraph (a)(1) of Rule 485.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                           PROSPECTUS: APRIL 30, 2004


                                   ENSEMBLE II

                             JPF SEPARATE ACCOUNT B

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
 One Granite Place, Concord, New Hampshire 03301  Telephone No.: 1-800-258-3648


This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot LifeAmerica Insurance Company ("we" or "JP LifeAmerica" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account B ("Separate Account B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account B support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account B. Each Division invests exclusively in one of the following
Portfolios:


JPVF CAPITAL GROWTH PORTFOLIO

JPVF GROWTH PORTFOLIO

JPVF STRATEGIC GROWTH PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO

JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2

FIDELITY VIP GROWTH PORTFOLIO

FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2

GOLDMAN SACHS CAPITAL GROWTH FUND

MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO

PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP FINANCIAL
PROFUND VP HEALTHCARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PROFUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS
SCUDDER VIT SMALL CAP INDEX FUND, CLASS B
TEMPLETON FOREIGN SECURITIES FUND: CLASS 1
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS

                                                     PAGE
                                                     ----
POLICY BENEFITS/RISKS SUMMARY                          3
POLICY RISKS                                           4
PORTFOLIO RISKS                                        5
FEE TABLES                                             6
DEFINITIONS                                           11
THE COMPANY                                           12
THE SEPARATE ACCOUNT                                  13
INVESTMENT AND FIXED ACCOUNT OPTIONS                  14
   Separate Account Investments                       14
   Investment Advisers and Objectives for
      Each of the Funds                               14
   Mixed and Shared Funding; Conflicts of
      Interest                                        18
   Fund Additions, Deletions or
      Substitutions                                   18
   General Account                                    18
POLICY CHOICES                                        19
   General                                            19
   Premium Payments                                   19
   Modified Endowment Contract                        19
   Compliance with the Internal Revenue
      Code                                            20
   Backdating                                         20
   Allocation of Premiums                             20
   Death Benefit Options                              20
   Transfers and Allocations to Funding
      Options                                         21
   Telephone Transfers, Loans and
      Reallocations                                   22
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)            22
POLICY VALUES                                         23
   Accumulation Value                                 23
   Unit Values                                        23
   Net Investment Factor                              24
   Surrender Value                                    24
CHARGES & FEES                                        24
   Charges & Fees Assessed Against
      Premium                                         24
   Charges & Fees Assessed Against
      Accumulation Value                              25
   Charges & Fees Assessed Against the
      Separate Account                                25
   Charges Deducted Upon Surrender                    26
   Surrender Charges on Surrenders and
      Withdrawals                                     27
POLICY RIGHTS                                         28
   Surrenders                                         28
   Withdrawals                                        28
   Grace Period                                       28
   Reinstatement of a Lapsed Policy                   29
   Right to Defer Payment                             29
   Policy Loans                                       29
   Policy Changes                                     30
   Right of Policy Examination ("Free Look
      Period")                                        31
   Maturity Benefit                                   31
   Supplemental Benefits                              31
DEATH BENEFIT                                         32
POLICY SETTLEMENT                                     32
   Settlement Options                                 32
ADDITIONAL INFORMATION                                33
   Reports to Policyowners                            33
   Right to Instruct Voting of Fund Shares            33
   Disregard of Voting Instructions                   34
   State Regulation                                   34
   Legal Matters                                      34
   Financial Statements                               34
   Employment Benefit Plans                           34
TAX MATTERS                                           35
   General                                            35
   Federal Tax Status of the Company                  35
   Life Insurance Qualification                       35
   Charges for JP Financial Income Taxes              38
MISCELLANEOUS POLICY PROVISIONS                       39
   The Policy                                         39
   Payment of Benefits                                39
   Suicide and Incontestability                       39
   Protection of Proceeds                             39
   Nonparticipation                                   39
   Changes in Owner and Beneficiary;
      Assignment                                      39
   Misstatements                                      39
APPENDIX A--ILLUSTRATIONS OF
   ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                         A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (page 11 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-  ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards.

-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Cash Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.


   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Surrender Value less any outstanding Policy Debt. A surrender may have tax consequences.


-  FLEXIBILITY OF PREMIUMS


   After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.


-  "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by returning it to our Service Office no later than 20 days after you receive the Policy, within 45 days of the date of execution of the application or within 20 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

   PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your cash value. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-  RISK OF LAPSE

   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse if you make a payment sufficient to cover the Monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS

   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

   THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                                  WHEN CHARGE IS
CHARGE                            DEDUCTED                AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)            Each Premium            MAXIMUM: 2.5% of premium
                                  Payment                 Current: 2.0% of premium

Surrender Charge (2)              Policy surrender,       MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                  partial withdrawal,     surrendered in 1st Policy Year for male smoker age 85)
                                  or lapse
                                  in first ten Policy     MINIMUM = $0.10 per $1,000 of Specified Amount (Policy
                                  Years and first         surrendered in 10th Policy Year, for female non-smoker,
                                  ten years after         ages 0 through 15)
                                  any increase in
                                  Specified Amount        For 37 year old, male non-smoker, Standard rating class:
                                                            $3.24 per $1,000 of Specified Amount in Policy Year 1,
                                                            declining to $0.54 per $1,000 of Specified
                                                            Amount in Policy Year 10

Transfer Fees                     Upon Transfer           $0 on first 12 transfers in each Policy Year; the lesser of $25 or
                                                          10% of the amount transferred. transfer thereafter

Withdrawal Charge                 Upon Withdrawal         The lesser of $25 or 2% of the partial withdrawal amount.

In-force Policy Illustrations     Upon Request            $25 (3)

Net Policy Loan                   Upon each               Type A Loan: 0% (5)
   Interest Rate (4)              Policy Anniversary      Type B Loan: 2% annually
                                  or, when applicable,
                                  loan repayment,
                                  Policy surrender,
                                  reinstatement of
                                  Policy or death
                                  of the Insured

(1) We reserve the right to increase these tax charges to a maximum of 2.5% of premium due to changes in state tax laws that increase our tax liability.
(2) This charge applies to all surrenders, partial withdrawals and lapses. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Guideline Annual Premium varies based on your policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or
     (ii) the Premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below declining to 0 after the 10th Policy Year:

                        POLICY YEAR         SURRENDER CHARGE FACTOR
                        -----------         -----------------------
                           1-5                       .30
                             6                       .25
                             7                       .20
                             8                       .15
                             9                       .10
                            10                       .05
                  11 and after                         0


     For more information and an example, see "Charges Deducted upon Surrender" at page 27 below
     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or lapse. See "Charges Deducted Upon Surrender," beginning on page 27.
     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.
(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See POLICY LOANS, beginning on page 30.

   THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                  WHEN CHARGE IS
CHARGE                            DEDUCTED                AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------
Cost of Insurance                 Monthly on              Minimum: $0.06 per $1,000
(per $1,000 of net                Monthly                 Maximum: $25.48 per $1,000
amount at risk) (1)               Anniversary
                                  Date                    For 37 year old male non-smoker,
                                                          Standard rating class:
                                                            Minimum: $0.16 per $1,000
                                                            Maximum: $25.26 per $1,000

Mortality and Expense             Accrued Daily               Policy Years 1-10:  0.90% annually
Risk Charge (2)                                               Policy Years 11+:   0.65% annually

Administrative Expense            Monthly on              $6 per month
Charge                            Monthly
                                  Anniversary
                                  Date

Tax                               Each Valuation          Currently none (3)
Charge                            Period


(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance." on page 26.
     The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2)  The rates given are effective annual rates.

(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 26 below.

   CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.


                                  RIDER CHARGES

                                  WHEN CHARGE IS
                                  DEDUCTED                AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit          Monthly on              $0.07 - $0.16 per $1000 of Insurance Risk
                                  the Monthly
                                  Anniversary Date
                                                          37 year old male non-smoker, Standard rating class (1), (4):
                                                            $0.07 per $1,000 of Insurance Risk

Automatic Increase                Monthly on              $0.01 - $0.11 per $1,000 of Initial Specified Amount
                                  the Monthly
                                  Anniversary Date
                                                          37 year old male non-smoker, Standard rating class (2), (4):
                                                            $0.01 per $1,000 of Specified Amount.

Children's Term Insurance         Monthly on              $.50 per $1,000 of Death Benefit
                                  the Monthly
                                  Anniversary Date

Guaranteed Death Benefit          Monthly on              $0.01 per $1,000 of Specified Amount.
                                  the Monthly
                                  Anniversary Date

Guaranteed Insurability           Monthly on              $0.03 - $0.16 per $1,000 of Specified Amount
Rider                             the Monthly
                                  Anniversary Date
                                                          37 year old male non-smoker, Standard rating class (2), (4):
                                                            $0.13 per $1,000 of Specified Amount

Other Insured Term Rider          Monthly on              $0.07 - $4.21 per $1,000 of Death Benefit
                                  the Monthly
                                  Anniversary Date
                                                          $37 year old female non-smoker, Standard rating class (3), (4):
                                                            $0.14 per $1,000 of Death Benefit

Waiver of Specified               Monthly on              $0.01 - $0.12 per $1000 of Monthly Premium
Premium Rider                     the Monthly
                                  Anniversary Date
                                                          37 year old male non-smoker, Standard rating class (1), (4):
                                                            $0.01 per $1,000 of Specified Amount

Exchange of Insured Rider         At time of              $1.00 per $1,000 of Specified Amount, not to exceed $150
                                  exchange

Terminal Illness Accelerated      At time of benefit      $300
Benefit Rider                     acceleration request

Primary Insured Term Rider        Monthly on              $0.06 - $25.48 per $1,000 of Death Benefit
                                  the Monthly
                                  Anniversary Date
                                                          37 year old male non-smoker, Preferred rating class (3), (4):
                                                            $0.16 - $25.26 per $1,000 of Death Benefit

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(3)  See footnote (1) on page 7.

(4) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

   THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                                                   MINIMUM            MAXIMUM
                                                                                   -------            -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1)
fees, and other expenses), without waivers or expense reimbursements                0.29%               2.08%
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with contractual
waivers and expense reimbursements                                                  0.28%               1.98%



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003 for the Portfolios in which the Variable Account invests.
     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2004. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for three Portfolios, and the expense limits are terminable after December 31, 2004. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and 0.28% respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


   The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

   Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


   The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2003, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

   INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES

   (as a percentage of average net assets)



                                                            12b-1 OR              TOTAL PORTFOLIO             TOTAL PORTFOLIO
                                                    MGMT.    SERVICE    OTHER        EXPENSES         TOTAL      EXPENSES
                                                    FEES      FEES     EXPENSES  (WITHOUT WAIVERS)   WAIVERS  (WITH WAIVERS)
                                                    -----   --------   --------  -----------------   -------  ---------------
JPVF Balanced                                       0.65%               0.14%          0.79%            N/A       0.79%
JPVF Capital Growth                                 0.73%               0.07%          0.80%            N/A       0.80%
JPVF Growth                                         0.75%               0.14%          0.89%            N/A       0.89%
JPVF High Yield Bond                                0.75%               0.38%          1.13%            N/A       1.13%
JPVF International Equity                           1.00%               0.29%          1.29%            N/A       1.29%
JPVF Mid-Cap Growth                                 0.90%               0.24%          1.14%            N/A       1.14%
JPVF Mid-Cap Value                                  1.05%               0.16%          1.21%            N/A       1.21%
JPVF Money Market                                   0.50%               0.08%          0.58%            N/A       0.58%
JPVF Small-Cap Value                                1.30%               0.12%          1.42%            N/A       1.42%
JPVF Small Company                                  0.75%               0.11%          0.86%            N/A       0.86%
JPVF S&P 500 Index (2)                              0.24%               0.10%          0.34%            N/A       0.34%
JPVF Strategic Growth                               0.80%               0.11%          0.91%            N/A       0.91%
JPVF Value                                          0.75%               0.08%          0.83%            N/A       0.83%
JPVF World Growth Stock                             0.75%               0.14%          0.89%            N/A       0.89%
American Century VP International                   1.33%               0.01%          1.34%            N/A       1.34%
American Century VP Value                           0.85%     0.25%     0.00%          1.10%            N/A       1.10%
American Funds Growth Fund                          0.37%     0.25%     0.02%          0.64%            N/A       0.64%
American Funds Growth-Income                        0.33%     0.25%     0.01%          0.59%            N/A       0.59%
Fidelity VIP Contrafund(R)                          0.58%               0.09%          0.67%           0.02%      0.65%
Fidelity VIP Equity-Income                          0.48%               0.09%          0.57%           0.01%      0.56%
Fidelity VIP Growth                                 0.58%               0.09%          0.67%           0.03%      0.64%
Fidelity VIP Investment Grade Bond                  0.43%     0.25%     0.11%          0.79%            N/A       0.79%
Fidelity VIP Mid Cap                                0.58%     0.25%     0.12%          0.95%           0.02%      0.95%
Franklin Small Cap Value Securities Fund (1)        0.57%     0.25%     0.17%          0.99%            N/A       0.99%
Goldman Sachs Capital Growth                        0.75%               0.68%          1.43%           0.55%      0.88%
MFS VIT Utilities Series                            0.75%               0.17%          0.92%            N/A       0.92%
PIMCO Total Return (3)                              0.25%     0.15%     0.26%          0.66%           0.01%      0.65%
ProFund VP Asia 30                                  0.75%     0.25%     0.93%          1.93%            N/A       1.93%
ProFund VP Europe 30                                0.75%     0.25%     0.91%          1.91%            N/A       1.91%
ProFund VP Financial (4)                            0.75%     0.25%     1.07%          2.07%           0.09%      1.98%
ProFund VP Healthcare (4)                           0.75%     0.25%     1.04%          2.04%           0.07%      1.97%
ProFund VP Large-Cap Growth                         0.75%     0.25%     0.98%          1.98%            N/A       1.98%
ProFund VP Large-Cap Value                          0.75%     0.25%     0.98%          1.98%            N/A       1.98%
ProFund VP Rising Rates Opportunity                 0.75%     0.25%     0.91%          1.91%            N/A       1.91%
ProFund VP Small-Cap Growth                         0.75%     0.25%     1.00%          2.00%           0.02%      1.98%
ProFund VP Small-Cap Value                          0.75%     0.25%     1.08%          2.08%           0.10%      1.98%
ProFund VP Technology (4)                           0.75%     0.25%     0.93%          1.93%            N/A       1.93%
ProFund VP U.S. Government Plus                     0.50%     0.25%     0.99%          1.74%           0.01%      1.73%
Scudder VIT Small Cap Index (5)                     0.35%     0.25%     0.27%          0.87%           0.17%      0.70%
Templeton Foreign Securities (1)                    0.69%               0.18%          0.87%            N/A       0.87%
Vanguard VIF Mid-Cap Index (7)                      0.24%               0.05%          0.29%            N/A       0.29%
Vanguard VIF REIT Index (7)                         0.32%               0.04%          0.36%            N/A       0.36%
Vanguard VIF Small Company Growth (6)               0.52%               0.03%          0.55%            N/A       0.55%



 (1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
 (2) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.34%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.
 (3) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets.
 (4) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2004. After such date, the expense limitation may be terminated or revised.
 (5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to 0.45% of the average daily net assets of the Fund until April 30, 2005.
 (6) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.
 (7) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.


Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot LifeAmerica Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Service Office.

DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account B which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Insured's age on the Policy's Issue Date.

ISSUE DATE--The effective date on which the Policy is issued.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the Premium Tax Charge.

POLICY--The life insurance contract described in this Prospectus.


POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.


POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT B OR THE SEPARATE ACCOUNT--JPF Separate Account B, a separate investment account we established to fund the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which you may subsequently increase or decrease, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the Surrender of the Policy, a withdrawal or a lapse.

SURRENDER VALUE--Cash Value less any Policy Debt.


VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.


VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY

Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica" or "the Company") is a stock life insurance company chartered in 1897 in New Jersey. Prior to May 1, 1998, JP LifeAmerica was known as Chubb Colonial Life Insurance Company. JP LifeAmerica is a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JP Financial"), a Nebraska life insurance company. Effective April 30, 1997, JP Financial, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. JP LifeAmerica's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia.


At December 31, 2003, JP LifeAmerica had total assets of approximately $1.5 billion and had $3.3 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including JP LifeAmerica) were approximately $32.7 billion.


The Company writes individual life insurance and annuities, which are subject to New Jersey law governing insurance.

The Company is currently rated AA+ (Very Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account B, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet our contractual obligations to our policyowners.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account B. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

Separate Account B was established under New Jersey law on March 2, 1994. Under New Jersey Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct.

We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


DIVISIONS. The Policy presently offers forty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS

   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.

   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.


   The Separate Account is currently divided into 43 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   American Funds Insurance Series

   Goldman Sachs Variable Insurance Trust

   Fidelity(R) Variable Insurance Products Fund ("VIP")
   Franklin Templeton Variable Insurance Products Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP

   Scudder Investment VIT Funds

   Vanguard VIF Variable Insurance Fund

   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Scudder Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the

   Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIFMid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.


   Following are the investment objectives and managers for each of the
   Portfolios:


                                PORTFOLIO CHOICES
                                  LARGE GROWTH



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2             Seeks long-term growth                                      Capital
VIP Growth Portfolio                      Seeks to achieve capital appreciation.                      FMR
Goldman Sachs Capital Growth Fund         Seeks long-term growth of capital.                          Goldman Sachs
                                                                                                      Asset Management, L.P.

JPVF Capital Growth Portfolio             Seeks capital growth. Realization of income is              Wellington Capital
                                          not a significant investment consideration and              Management, LLC
                                          any income realized will be incidental.                     ("Wellington")

JPVF Growth Portfolio                     Capital growth by investing primarily in equity             Turner Investment
                                          securities that the Sub-Investment Manager                  Partners, Inc.
                                          believes have above-average growth prospects.               ("Turner")

JPVF Strategic Growth Portfolio           Long-term growth of capital. Dividend and                   T. Rowe Price
   (formerly JPVF Emerging                interest income from portfolio securities, if any, is
   Growth Portfolio)                      incidental to the Portfolio's investment objective
                                          of long-term growth.

ProFund VP Large-Cap Growth               Seeks daily investment results, before fees and             ProFund Advisors LLC
                                          expenses, that correspond to the daily performance          ("ProFund")
                                          of the S&P 500/Barra Growth Index.



                                   LARGE CORE



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio               Seeks long-term capital appreciation.                       FMR

JPVF S&P 500 Index Portfolio(1)           Seeks investment results that correspond to the             Mellon Capital
                                          total return of common stocks publicly traded in            Management Corporation
                                          the United States, as represented by the S&P 500.



                                   LARGE VALUE



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,              Seeks long-term growth and income                           Capital
   Class 2

VIP Equity-Income Portfolio               Seeks reasonable income by investing primarily              FMR
                                          in income-producing equity securities. In
                                          choosing these securities the Portfolio will also
                                          consider the potential for capital appreciation.
                                          The Portfolio's goal is to achieve a yield which
                                          exceeds the composite yield on the securities
                                          comprising the Standard & Poor's Composite
                                          Index of 500 Stocks (S&P 500).

JPVF Value Portfolio                      Long-term growth of capital by investing                    Credit Suisse
                                          primarily in a wide range of equity issues that             Management, LLC
                                          may offer capital appreciation and, secondarily,
                                          seeks a reasonable level of current income.

ProFund VP Large-Cap Value                Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to the daily performance
                                          of the S&P 500/Barra Value Index.

                                 MID-CAP GROWTH



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio             Seeks capital appreciation.                                 Wellington



                                  MID-CAP CORE



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio, Service Class 2    Seeks long-term growth of capital                           FMR

Vanguard(R) VIFMid-Cap                    Seeks to provide long-term growth of capital                Vanguard
   Index Portfolio                        by attempting to match the performance of
                                          a broad-based market index of stocks of
                                          medium-size U.S. companies.



                                  MID-CAP VALUE



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,        Seeks long-term capital growth.                             American Century
   Class II                               Income is a secondary objective.

JPVF Mid-Cap Value Portfolio              Seeks capital appreciation.                                 Turner



                                SMALL-CAP GROWTH



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio              Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                          objective by investing primarily in a diversified           Company, LLC
                                          portfolio of equity securities issued by small
                                          companies.

ProFund VP Small-Cap Growth               Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to the daily performance
                                          of the S&P SmallCap 600/Barra Growth Index.

Scudder VIT Small Cap                     Seeks to replicate, as closely as possible, before          Deutsche
   Index Fund Class B                     expenses, the performance of the Russell 2000
                                          Small Stock Index, which emphasizes stocks of
                                          small U.S. companies.

Vanguard(R) VIF Small Company             Seeks to provide long-term growth of capital.               Granahan and GMO
   Growth Portfolio



                                 SMALL-CAP VALUE



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value                  Seeks long-term total return.                               Franklin Advisory
   Securities Fund, Class 2                                                                           Services, LLC

JPVF Small-Cap Value Portfolio            Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                          primarily in securities of small-cap companies.             Hartman, Maher, LLC

ProFund VP Small-Cap Value                Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to the daily performance
                                          of the S&P SmallCap 600/Barra Value Index.

                           INTERNATIONAL LARGE GROWTH



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International      Seeks capital growth.                                       American Century
   Fund

JPVF International Equity Portfolio       Long-term growth of capital through investments             Marsico Capital
                                          in securities whose primary trading markets are             Management, LLC
                                          outside the United States.

ProFund VP Asia 30                        Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to the daily performance
                                          of the ProFunds Asia 30 Index.

ProFund VP Europe 30                      Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to the daily performance
                                          of the ProFunds VP Europe 30 Index.



                            INTERNATIONAL LARGE CORE



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio         Long-term growth through a policy of investing              Templeton Global
                                          primarily in stocks of companies organized in the           Advisors, Ltd.
                                          U.S. or in any foreign nation. A portion of the
                                          Portfolio may also be invested in debt obligations
                                          of companies and governments of any nation.
                                          Any income realized will be incidental.



                            INTERNATIONAL LARGE VALUE



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities              Seeks long-term capital growth.                             Templeton Investment
   Fund: Class 1                                                                                      Counsel, LLC



                                     SECTOR



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                  Seeks capital growth and current income (income             MFS
                                          above that is available from a portfolio invested
                                          entirely in equity securities).

ProFund VP Financial                      Seeks daily investment results, before fees and             ProFund
                                          expenses, that corresponds to the daily performance
                                          of the Dow Jones U.S. Financial Sector Index.

ProFund VP Healthcare                     Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to the daily performance
                                          of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Technology                     Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to the daily performance
                                          of the Dow Jones U.S. Technology Sector Index.

Vanguard(R) VIFREIT Index                 Seeks to provide a high level of income and                 Vanguard
   Portfolio                              moderate long-term growth of capital.

                                  FIXED INCOME



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio,      Seeks to achieve as high a level of current                 FMR
   Service Class 2                        income as is consistent with preservation of
                                          capital.

JPVF High Yield Bond Portfolio            High level of current income by investing                   MFS
                                          primarily in corporate obligations with emphasis
                                          on higher yielding, higher risk, lower-rated or
                                          unrated securities.

PIMCO Total Return Portfolio              Seeks maximum total return, consistent with                 PIMCO
                                          preservation of capital and prudent
                                          investment management.

ProFund VP Rising Rates Opportunity       Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to one and one-quarter
                                          times (125%) the inverse (opposite) of the daily price
                                          movement of the most recently issued 30-year
                                          U.S. Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus           Seeks daily investment results, before fees and             ProFund
                                          expenses, that correspond to one and one-quarter
                                          times (125%) the inverse (opposite) of the daily price
                                          movement of the most recently issued 30-year
                                          U.S. Treasury Bond ("Long Bond").



                                     HYBRID



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                   Reasonable current income and long-term capital             Wellington
                                          growth, consistent with conservation
                                          of capital, by investing primarily
                                          in common stocks and fixed income
                                          securities.



                                  MONEY MARKET



PORTFOLIO NAME                            OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio               Seeks to achieve as high a level of current                 MFS
                                          income as is consistent with preservation of
                                          capital and liquidity.


   An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

   Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

   Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

   We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Portfolios currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policyowners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

       (a) to operate the Separate Account in any form permitted by law;

       (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

       (c) to transfer assets from one Division to another, or from any Division to our general account;

       (d) to add, combine, or remove Divisions in the Separate Account;

       (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges"; and

       (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.

   The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).

   In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

-  MODIFIED ENDOWMENT CONTRACT

   The Policy will be allowed to become a modified endorsement contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING


   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Home Office. For a backdated Policy, we will assess Issue Age policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.


-  ALLOCATION OF PREMIUMS

   We will allocate premium payments, net of the state tax charge, plus interest earned prior to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

   Under OPTION 1, the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the Insured multiplied by the corridor percentage, as described below.

   Under OPTION 2, the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death, or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

  ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
    AGE      PERCENTAGE     AGE      PERCENTAGE      AGE     PERCENTAGE       AGE      PERCENTAGE
    ---      ----------     ---      ----------      ---     ----------       ---      ----------
40 & below      250%        52          171%         64         122%          91          104%
     41         243         53          164          65         120           92          103
     42         236         54          157          66         119           93          102
     43         229         55          150          67         118           94          101
     44         222         56          146          68         117           95          100
     45         215         57          142          69         116
     46         209         58          138          70         115
     47         203         59          134          71         113
     48         197         60          130          72         111
     49         191         61          128          73         109
     50         185         62          126          74         107
     51         178         63          124         75-90       105

   Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge the lesser of $25 or 10% of the amount transferred, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account or charge a lower cost of insurance rate than those guaranteed in the Policy.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions may be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account and loan repayments.

   We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you. If we refuse or restrict a transfer, we will notify you promptly in writing or by telephone.

-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the state tax charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

     (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

     (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

     (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v)   all withdrawals from the Division during the current Valuation
           Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction allocated to the Divisions.

-  UNIT VALUES

   We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

       (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

       (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge no greater than .0024657% for Policy Years 1 through 10 and .0017808% for Policy Years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES

   Before allocating a premium to any of the Divisions of Separate Account B and the General Account, we will deduct a state tax charge of 2.0%. We may also impose the state tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state tax charge reimburses us for taxes and other assessments we pay to New York state and local jurisdictions. The actual tax assesed falls between 1.7% and 2.5% of premiums received. We have determined that the state tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges to a maximum of 2.5% due to changes in the state tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

     (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

     (ii)  a Monthly Administrative Fee of $6, which may not be increased.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

     (i)   is the current Cost of Insurance Rate as described in the Policy;

     (ii)  is the death benefit at the beginning of the policy month divided by
           1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

     (iii) is the Accumulation Value at the beginning of the policy month.

   If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Net Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscrimina tory basis. The current Cost of Insurance rate will not exceed the maximum Cost of Insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in Policy Years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in Policy Years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL

   We may impose an Administrative Fee equal to the lesser of $25 or 10% of the amount transferred for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also assess an Administrative Fee for withdrawals equal to the lesser of $25 or 2% of the amount withdrawn.

-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

   The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

                 POLICY YEAR        SURRENDER CHARGE FACTOR
                 -----------        -----------------------
                     1-5                     .30
                      6                      .25
                      7                      .20
                      8                      .15
                      9                      .10
                     10                      .05
                11 and after                   0

   For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

                 POLICY YEAR         SURRENDER CHARGE
                 -----------         ----------------
                     0-5                $ 368.40
                      6                 $ 307.00
                      7                 $ 245.60
                      8                 $ 184.20
                      9                 $ 122.80
                     10                 $  61.40
                11 and after            $   0.00

   We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

       (a) is the amount of the increase in the Specified Amount;

       (b) is the sum of the Cash Value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

       (c) is the Specified Amount in effect after the increase in the Specified Amount.

   (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

   The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

   The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.

   We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We also will deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn.

   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.

   Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

POLICY RIGHTS

-  SURRENDERS

   By written request, you may surrender or exchange the Policy under Code
   Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits.")

-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

   -  The Policy's Cash Value will be reduced by the amount of the withdrawal;

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

   - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment", "Policy Changes" and "Payment of Benefits.")

-  GRACE PERIOD

   If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient to cover the monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. We call this "lapse pending status".

   We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED POLICY

   If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination.

   - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

   - The premium payment you make must be sufficient, after deduction of the state tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date plus any due and unpaid monthly administration charges.

   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 6%.

   We will charge interest on any outstanding Policy Debt. There are two types of loans available. The interest rate on a Type A loan is 6%, compounded annually. The interest rate on a Type B loan is 8%, compounded annually. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

   If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT


   You may increase the Specified Amount at any time after the Policy has been issued so long as you are under attained age 85 or you may decrease the Specified Amount after the first Policy Year. You must send a written request to our Service Office. However:


   -  Any increase or decrease must be at least $25,000.

   -  Any increase or decrease will affect your cost of insurance charge.

   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

   - Any increase will require a supplemental application and satisfactory evidence of insurability.


   - Any increase or decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.

   -  You may only decrease the Specified Amount once in every 12 months.


   -  Any increase will result in a new Surrender Charge.

   -  No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

   - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:

   - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.

   -  There will be no change in the Surrender Charge.

   -  Evidence of insurability may be required.

   - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

   - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

   The minimum Specified Amount after a change in Death Benefit option is $25,000.

   (See "Surrender Charge" and "Right of Policy Examination.")

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 20 days of delivery of the Policy to you, within 45 days of the date you signed the application for insurance, or within 20 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Life America Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. Within seven days, we will return to your agent for delivery to you all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


-  MATURITY BENEFIT

   While the Policy is in force, we will pay to the owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP LifeAmerica will pay the death benefit set forth in the rider to the named Beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount Subject to the terms of the Rider.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

   - EXCHANGE OF INSURED RIDER--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

   - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a Policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

   - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

   - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT


   We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity.

   You may contact us at any time for information on currently available Settlement Options.


ADDITIONAL INFORMATION

-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

   2. A statement of all premiums paid and all charges incurred;

   3. The balance of outstanding Policy Loans for the previous calendar year;

   4. Any reports required by the 1940 Act.

   We will promptly mail confirmation notices at the time of the following transactions:


   1. Policy placement;


   2. receipt of premium payments;

   3. initial allocation among Divisions on the Allocation Date;

   4. transfers among Divisions;

   5. change of premium allocation;

   6. change between Death Benefit Option 1 and Option 2;

   7. increases or decreases in Specified Amount;

   8. withdrawals, surrenders or loans;

   9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot LifeAmerica Insurance Company is governed under the laws of the state of New Jersey and is regulated and supervised by the New Jersey Insurance Commissioner. Periodically, the Commissioner examines the assets and liabilities of JP LifeAmerica and Separate Account B and verifies their adequacy. JP LifeAmerica also is subject to the New York insurance laws.

   In addition, JP LifeAmerica is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS

   We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt LLP., 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.

-  FINANCIAL STATEMENTS


   The financial statements of the Separate Account as of December 31, 2003 and for each of the three years in the period ended December 31, 2003, the financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the accompanying Reports of Independent Auditors, appear in the Statement of Additional Information.


   Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

   Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death

   Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to you.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

   In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisers about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP LIFEAMERICA INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                       THIS PAGE INTENTIONALLY LEFT BLANK

APPENDIX a

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issed to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted and that the Mortality and Expense Risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charge levied against the Divisions.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate average daily net assets of the Portfolios, plus a charge of .44% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2003. The .68% investment advisory fee is the arithmetic average of the individual investment advisory fees of the thirty-two Portfolios. The .44% expense figure is an arithmetic average of the expenses for the Jefferson Pilot Variable Fund Portfolios, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the American Century Portfolios, the AFIS Portfolios, the Goldman Sachs Portfolio, the PIMCO Portfolio, the ProFunds, the Scudder VIT Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table or in the prospectuses for the Portfolios. Expenses for the unaffiliated portfolios were provided by the investment managers for these Portfolios and JP LifeAmerica has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions for Policy Years one through ten, and .65% of the average net assets of the Divisions for Policy Years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -2.02%, 3.98% and 9.98%, respectively.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2% State Tax Charge. The illustrations also reflect the deduction of the Monthly Deduction.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since JP LifeAmerica is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I                          ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40             ANNUAL RATE OF RETURN:(1)        12%   (9.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT                ASSUMED ANNUAL PREMIUM(2):   $ 1,425



               PREMIUMS                ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
      END      ACCUMULATED     --------------------------------------    -----------------------------------
      OF     AT 4% INTEREST    ACCUMULATION      CASH        DEATH       ACCUMULATION      CASH      DEATH
     YEAR       PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)   BENEFIT(3)
     ----    --------------    ------------    --------    ----------    ------------    -------    ----------
      1          1,482             1,224           847     100,000           1,215          838      100,000
      2          3,023             2,555         2,178     100,000           2,536        2,159      100,000
      3          4,626             4,004         3,627     100,000           3,974        3,597      100,000
      4          6,293             5,590         5,213     100,000           5,539        5,162      100,000
      5          8,027             7,338         6,962     100,000           7,245        6,868      100,000
      6          9,830             9,267         8,954     100,000           9,102        8,788      100,000
      7         11,705            11,395        11,144     100,000          11,127       10,876      100,000
      8         13,655            13,730        13,541     100,000          13,335       13,146      100,000
      9         15,684            16,305        16,179     100,000          15,745       15,619      100,000
     10         17,793            19,146        19,083     100,000          18,376       18,313      100,000
     15         29,675            38,692        38,692     100,000          36,163       36,163      100,000
     20         44,131            70,368        70,368     100,000          64,864       64,864      100,000
     25         61,719           122,094       122,094     148,954(4)      112,283      112,283      136,986(4)
     30         83,118           204,791       204,791     237,558(4)      187,763      187,763      217,805(4)
     35        109,153           337,478       337,478     361,102(4)      308,246      308,246      329,823(4)
     40        140,828           552,551       552,551     580,178(4)      503,068      503,068      528,221(4)


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.23%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                          ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40             ANNUAL RATE OF RETURN:(1)         6%   (3.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT                ASSUMED ANNUAL PREMIUM(2):   $ 1,425



                PREMIUMS                ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
      END      ACCUMULATED     --------------------------------------    -----------------------------------
      OF     AT 4% INTEREST    ACCUMULATION      CASH        DEATH       ACCUMULATION      CASH      DEATH
     YEAR       PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)   BENEFIT(3)
     ----    --------------    ------------    --------    ----------    ------------    -------    ----------
      1          1,482             1,149          773      100,000          1,141          765       100,000
      2          3,023             2,330        1,953      100,000          2,312        1,936       100,000
      3          4,626             3,542        3,165      100,000          3,515        3,139       100,000
      4          6,293             4,794        4,418      100,000          4,749        4,373       100,000
      5          8,027             6,100        5,724      100,000          6,016        5,640       100,000
      6          9,830             7,462        7,148      100,000          7,314        7,000       100,000
      7         11,705             8,881        8,630      100,000          8,642        8,391       100,000
      8         13,655            10,350       10,162      100,000         10,002        9,814       100,000
      9         15,684            11,883       11,757      100,000         11,393       11,268       100,000
     10         17,793            13,480       13,417      100,000         12,815       12,752       100,000
     15         29,675            22,644       22,644      100,000         20,590       20,590       100,000
     20         44,131            33,142       33,142      100,000         28,947       28,947       100,000
     25         61,719            44,911       44,911      100,000         37,504       37,504       100,000
     30         83,118            58,072       58,072      100,000         45,459       45,459       100,000
     35        109,153            73,340       73,340      100,000         51,508       51,508       100,000
     40        140,828            93,360       93,360      100,000(4)      52,460       52,460       100,000


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.23%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                          ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40             ANNUAL RATE OF RETURN:(1)         0%   (-2,02% NET)
$100,000 INITIAL SPECIFIED AMOUNT                ASSUMED ANNUAL PREMIUM(2):   $ 1,425



                PREMIUMS                ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
      END      ACCUMULATED     --------------------------------------    -----------------------------------
      OF     AT 4% INTEREST    ACCUMULATION      CASH         DEATH      ACCUMULATION      CASH      DEATH
     YEAR       PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)   BENEFIT(3)
     ----    --------------    ------------    --------    ----------    ------------    -------    ----------
      1          1,482             1,075          699      100,000          1,067          691       100,000
      2          3,023             2,114        1,737      100,000          2,098        1,721       100,000
      3          4,626             3,117        2,740      100,000          3,093        2,717       100,000
      4          6,293             4,091        3,714      100,000          4,051        3,674       100,000
      5          8,027             5,047        4,671      100,000          4,972        4,596       100,000
      6          9,830             5,988        5,674      100,000          5,855        5,541       100,000
      7         11,705             6,911        6,660      100,000          6,698        6,447       100,000
      8         13,655             7,808        7,620      100,000          7,500        7,312       100,000
      9         15,684             8,689        8,564      100,000          8,261        8,136       100,000
     10         17,793             9,555        9,492      100,000          8,979        8,916       100,000
     15         29,675            13,635       13,635      100,000         11,968       11,968       100,000
     20         44,131            16,422       16,422      100,000         13,262       13,262       100,000
     25         61,719            17,198       17,198      100,000         11,938       11,938       100,000
     30         83,118            14,724       14,724      100,000          5,947        5,947       100,000
     35        109,153             6,488        6,488      100,000              0            0             0
     40              0                 0            0            0              0            0             0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.77%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                         ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:(1)         12%   (9.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT               ASSUMED ANNUAL PREMIUM(2):    $ 1,425



                PREMIUMS                ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
      END      ACCUMULATED     --------------------------------------    -----------------------------------
      OF     AT 4% INTEREST    ACCUMULATION      CASH        DEATH       ACCUMULATION      CASH      DEATH
     YEAR       PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)   BENEFIT(3)
     ----    --------------    ------------    --------    ----------    ------------    -------    ----------
      1          1,482             1,221           844     101,221           1,212          835      101,212
      2          3,023             2,545         2,168     102,545           2,526        2,149      102,526
      3          4,626             3,981         3,605     103,981           3,952        3,575      103,952
      4          6,293             5,549         5,173     105,549           5,498        5,122      105,498
      5          8,027             7,274         6,897     107,274           7,177        6,801      107,177
      6          9,830             9,170         8,856     109,170           8,997        8,683      108,997
      7         11,705            11,256        11,005     111,256          10,971       10,720      110,971
      8         13,655            13,537        13,349     113,537          13,111       12,922      113,111
      9         15,684            16,046        15,920     116,046          15,432       15,306      115,432
     10         17,793            18,805        18,743     118,805          17,948       17,885      117,948
     15         29,675            37,525        37,525     137,525          34,445       34,445      134,445
     20         44,131            66,469        66,469     166,469          59,044       59,044      159,044
     25         61,719           110,742       110,742     210,742          95,336       95,336      195,336
     30         83,118           177,960       177,960     277,960         147,922      147,922      247,922
     35        109,153           279,404       279,404     379,404         222,829      222,829      322,829
     40        140,828           431,984       431,984     531,984         326,863      326,863      426,863


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.23%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                         ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:(1)         6%    (3.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT               ASSUMED ANNUAL PREMIUM(2):    $ 1,425



                PREMIUMS                ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
      END      ACCUMULATED     --------------------------------------    -----------------------------------
      OF     AT 4% INTEREST    ACCUMULATION      CASH         DEATH      ACCUMULATION      CASH      DEATH
     YEAR       PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)   BENEFIT(3)
     ----    --------------    ------------    --------    ----------    ------------    -------    ----------
      1          1,482             1,147          770      101,147          1,138          762       101,138
      2          3,023             2,320        1,944      102,320          2,303        1,927       102,303
      3          4,626             3,523        3,146      103,523          3,496        3,120       103,496
      4          6,293             4,761        4,384      104,761          4,715        4,339       104,715
      5          8,027             6,048        5,671      106,048          5,962        5,585       105,962
      6          9,830             7,386        7,072      107,386          7,232        6,918       107,232
      7         11,705             8,778        8,527      108,778          8,526        8,275       108,526
      8         13,655            10,213       10,025      110,213          9,841        9,653       109,841
      9         15,684            11,705       11,579      111,705         11,178       11,052       111,178
     10         17,793            13,256       13,193      113,256         12,532       12,469       112,532
     15         29,675            22,019       22,019      122,019         19,669       19,669       119,669
     20         44,131            31,444       31,444      131,444         26,464       26,464       126,464
     25         61,719            40,509       40,509      140,509         31,504       31,504       131,504
     30         83,118            47,336       47,336      147,336         31,962       31,962       131,962
     35        109,153            48,594       48,594      148,594         23,000       23,000       123,000
     40        140,828            38,790       38,790      138,790              0            0             0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.23%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                         ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:(1)         0%    (-2.02% NET)
$100,000 INITIAL SPECIFIED AMOUNT               ASSUMED ANNUAL PREMIUM(2):    $ 1,425



                PREMIUMS                ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
      END      ACCUMULATED     --------------------------------------    -----------------------------------
      OF     AT 4% INTEREST    ACCUMULATION      CASH         DEATH      ACCUMULATION      CASH      DEATH
     YEAR       PER YEAR         VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)   BENEFIT(3)
     ----    --------------    ------------    --------    ----------    ------------    -------    ----------
      1          1,482             1,072          696      101,072          1,064          688       101,064
      2          3,023             2,105        1,729      102,105          2,090        1,713       102,090
      3          4,626             3,100        2,723      103,100          3,076        2,700       103,076
      4          6,293             4,062        3,686      104,062          4,022        3,646       104,022
      5          8,027             5,006        4,629      105,006          4,929        4,552       104,929
      6          9,830             5,930        5,616      105,930          5,792        5,478       105,792
      7         11,705             6,835        6,584      106,835          6,611        6,360       106,611
      8         13,655             7,710        7,522      107,710          7,386        7,197       107,386
      9         15,684             8,568        8,442      108,568          8,114        7,988       108,114
     10         17,793             9,408        9,345      109,408          8,792        8,730       108,792
     15         29,675            13,298       13,298      113,298         11,473       11,473       111,473
     20         44,131            15,662       15,662      115,662         12,187       12,187       112,187
     25         61,719            15,606       15,606      115,606          9,937        9,937       109,937
     30         83,118            11,770       11,770      111,770          2,869        2,869       102,869
     35        109,153             2,027        2,027      102,027              0            0             0
     40              0                 0            0            0              0            0             0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.77%.
(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

To learn more about the Separate Account, Jefferson Pilot LifeAmerica Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-8470

                  ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                    IN CONNECTION WITH JPF SEPARATE ACCOUNT B

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot LifeAmerica Insurance Company Ensemble II Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot LifeAmerica Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2004 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                             DATED: APRIL 30, 2004

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot LifeAmerica Insurance Company                           3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot LifeAmerica Insurance Company   10

Financial Statements - JPF Separate Account B

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

Effective April 30, 1997, Jefferson Pilot LifeAmerica's parent company, Jefferson Pilot Financial Insurance Company (the "JP Financial"), then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, JP Financial changed its name to Jefferson Pilot Financial Insurance Company. Concurrently, the Company, then called Chubb Colonial Life Insurance Company of America, changed its name to Jefferson Pilot LifeAmerica Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into JP Financial, with JP Financial as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of JP Financial. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and JP Financial became the surviving company. At the time of the merger, JP Financial assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of JP Financial. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of JP Financial, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the JP Financial, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica Insurance Company ("JPLA") policy or a policy of any JPLA affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER


The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2002 and December 31, 2003, JPVC received $3,309,598 and $2,109,484, respectively, in brokerage commissions and did not retain any of these commissions.


                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 4% of first excess premium, and 4% of target premium for the second through the fifteenth Policy Years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. The target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits.
Seven-day yield also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the yield shown included those charges, the yield shown would be significantly lower.


The seven-day yield of the Money Market Division as of December 31, 2003 was -0.32%.


The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                                                       AVERAGE ANNUAL TOTAL RETURN

                                            CUM.      CUM.
                                INCEPTION  RETURN    RETURN                                  10     SINCE
          DIVISION              DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR   YEAR  INCEPTION
JPVF Mid-Cap Growth            05/01/01    12.03      48.25     48.25       N/A      N/A      N/A      5.61
JPVF Growth                    01/01/98     7.67      29.68     29.68     14.32     0.97      N/A      5.31
JPVF Strategic Growth (2)      05/01/95    11.36      30.82     30.82     17.99     5.04      N/A      7.56
ProFund VP Technology (7)      01/22/01    12.17      44.66     44.66       N/A      N/A      N/A     20.73
Goldman Sachs Capital
 Growth (3)                    04/30/98     9.51      22.64     22.64     -7.96     2.18      N/A       .07
JPVF Capital Growth            05/01/92    10.15      25.84     25.54    -13.44     4.77     8.17     11.13
JPVF Small Company             04/18/86     8.41      39.07     39.07      3.42     3.36     3.47      6.92
Scudder VIT Small Cap (4)
Index                          08/22/97    14.15      44.75     44.75      4.77     5.47      N/A      4.53
Vanguard(R) VIF Small Company
Growth                         06/03/96    11.36      39.81     39.87      3.27    15.10      N/A     11.96
American Century VP
International                  05/01/94    13.55      23.40     23.40     11.89     1.97      N/A      4.34
Fidelity VIP Growth            10/09/86    10.92      31.66     31.66      9.36     2.21     8.62     10.60
JPVF Mid-Cap Value             05/01/01    12.03      48.25     48.25       N/A      N/A      N/A     -5.61
ProFund VP Healthcare          01/22/01     8.11      16.37     16.37       N/A      N/A      N/A     -5.84
American Century VP Value (5)  05/01/96    13.32      27.66     27.66      7.23     7.18      N/A      7.74
JPVF International Equity      01/01/98    17.15      30.20     30.20      8.71    -5.45      N/A     -1.55
Vanguard(R) VIF Mid-Cap Index  02/09/99    13.32      32.86     32.86      3.47      N/A      N/A     10.16
ProFund VP Financial           01/22/01    11.29      27.83     27.83       N/A      N/A      N/A     -0.05
JPVF Small-Cap Value           05/01/01    13.41      34.57     34.57       N/A      N/A      N/A     10.01
JPVF S&P 500 Index (6)         05/01/00    11.86      27.15     27.15     -5.20      N/A      N/A     -6.74
JPVF Value                     05/01/92    13.10      27.03     27.03      0.12     2.48     8.44      9.94
Fidelity VIP Equity-Income     10/09/86    14.15      29.16     29.16      0.04     2.54     9.86     10.13
Templeton Foreign
Securities                     05/01/92    12.82      31.37     31.37      3.92     1.04     5.82      7.79
MFS(R) Utilities               01/03/95    11.21      34.68     34.68      8.16     1.27      N/A     10.90
JPVF World Growth Stock        08/01/85    15.84      32.89     32.89      0.59     4.17     6.46      8.97
Fidelity VIP Contrafund(R)     01/03/95    11.22      27.31     27.31      0.18     2.54      N/A     12.94
Vanguard(R) VIF REIT Index     02/09/99     8.99      34.27     34.27     15.22      N/A      N/A     13.49
JPVF Balanced                  05/01/92     6.50      13.02     13.02      0.18     3.31     7.48      7.80
JPVF High Yield Bond           01/01/98     5.12      18.45     18.45      7.10     3.09      N/A      2.59
PIMCO Total Return             12/31/97     0.31       4.10      4.10      6.51     5.39      N/A      5.76
JPVF Money Market              08/01/85    -0.10      -0.31     -0.31      0.94     2.26     2.43      3.56
Franklin Small
 Cap Value Securities (8)      05/01/98    17.38      30.94     30.94      9.89    10.57      N/A      6.98
Fidelity VIP Investment
 Grade Bond (9)                12/05/88     0.44       4.00      4.00      6.71     5.53     5.64      6.76
Fidelity VIP MidCap (10)       12/28/98    15.87      37.01     37.01      5.31    17.89      N/A     18.58

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to the Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(7) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(8) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.


OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS


The financial statements of JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2003, and for each of the three years in the period ended December 31, 2003, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2003, and for each of the three years in the period ended December 31, 2003, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Michael J. Burns, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

                               FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                          AUDITED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003 AND 2002 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2003

CONTENTS

Report of Independent Auditors                     F-1
Balance Sheets                                     F-2
Statements of Income                               F-3
Statements of Stockholder's Equity                 F-4
Statements of Cash Flows                           F-5
Notes to Financial Statements                      F-6

[THIS PAGE INTENTIONALLY LEFT BLANK]

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot LifeAmerica Insurance Company

We have audited the balance sheets of Jefferson Pilot LifeAmerica Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company) as of December 31, 2003 and 2002, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2002 the Company changed its method of accounting for goodwill.


                                                   /s/ Ernst & Young LLP

Greensboro, North Carolina
February 2, 2004

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                                 BALANCE SHEETS

             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                               DECEMBER 31
                                                                        -------------------------
                                                                           2003          2002
                                                                        -----------   -----------
ASSETS
Investments:
  Debt securities available-for-sale, at fair value (amortized cost
     2003-$1,087,094 and 2002-$1,041,429)                               $ 1,146,990   $ 1,102,429
  Debt securities held-to-maturity, at amortized cost (fair value
     2003-$145,393 and 2002-$130,632)                                       136,963       122,450
  Equity securities available-for-sale, at fair value (cost 2003
     and 2002-$1,144)                                                         1,619         1,551
  Mortgage loans on real estate                                              43,387        30,823
  Policy loans                                                               27,553        27,015
                                                                        -----------   -----------
Total investments                                                         1,356,512     1,284,268

Cash and cash equivalents                                                    22,528        14,925
Accrued investment income                                                    19,623        18,279
Due from reinsurers                                                          11,064         5,752
Deferred policy acquisition costs                                            23,087        17,556
Value of business acquired                                                    6,182         7,474
Goodwill, net of accumulated amortization (2003 and 2002-$3,014)             19,382        19,382
Assets held in separate accounts                                             14,683        10,870
Other assets                                                                  1,217         1,460
                                                                        -----------   -----------
                                                                        $ 1,474,278   $ 1,379,966
                                                                        ===========   ===========

LIABILITIES
Policy liabilities:
  Future policy benefits                                                $   133,908   $   134,058
  Policyholder contract deposits                                          1,052,181       985,948
  Policy and contract claims                                                  4,494         1,733
  Dividend accumulations and other policyholder funds on deposit              2,590         2,519
  Other policyholder funds                                                    9,366         9,842
                                                                        -----------   -----------
Total policy liabilities                                                  1,202,539     1,134,100

Liabilities related to separate accounts                                     14,683        10,870
Currently payable (recoverable) income taxes                                    130        (6,777)
Deferred income tax liabilities                                              15,200        14,843
Accrued expenses and other liabilities                                       11,690         6,311
                                                                        -----------   -----------
                                                                          1,244,242     1,159,347

STOCKHOLDER'S EQUITY
  Common stock, par value $20 per share, 132,000 shares, authorized,
    issued and outstanding                                                    2,640         2,640
  Paid in capital                                                           178,399       178,399
  Retained earnings                                                          21,461        11,560
  Accumulated other comprehensive income                                     27,536        28,020
                                                                        -----------   -----------
                                                                            230,036       220,619
                                                                        -----------   -----------
                                                                        $ 1,474,278   $ 1,379,966
                                                                        ===========   ===========

See accompanying notes.

                              STATEMENTS OF INCOME

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31
                                                           ---------------------------------
                                                             2003        2002        2001
                                                           ---------   ---------   ---------
REVENUE:
Premiums and other considerations                          $   7,361   $  24,228   $  10,083
Universal life and investment product charges                 13,474      10,707      10,427
Net investment income                                         81,168      81,270      75,749
Realized investment losses                                    (1,596)     (4,781)     (2,607)
                                                           ---------   ---------   ---------
Total revenues                                               100,407     111,424      93,652

BENEFITS AND EXPENSES:
Policy benefits and claims                                    62,364      77,946      58,653
Commissions, net of deferrals                                  1,197       1,417       1,082
General and administrative expenses, net of deferrals          5,258       7,627       6,564
Taxes, licenses and fees                                       1,586       1,216       1,144
Amortization of policy acquisition costs
  and value of business acquired                               5,389       1,772       4,709
Interest expense                                                  15          --          --
                                                           ---------   ---------   ---------
Total benefits and expenses                                   75,809      89,978      72,152
                                                           ---------   ---------   ---------
Income before federal income taxes and cumulative effect
  of change in accounting principle                           24,598      21,446      21,500

FEDERAL INCOME TAX EXPENSE (BENEFIT):
  Current                                                      8,078       1,290      10,278
  Deferred                                                       619       5,931      (2,831)
                                                           ---------   ---------   ---------
Federal income tax                                             8,697       7,221       7,447
                                                           ---------   ---------   ---------
Net income before cumulative effect of change in
  accounting principle                                        15,901      14,225      14,053
Cumulative effect of change in accounting for derivative
  instruments, net of income taxes                                --          --         (71)
                                                           ---------   ---------   ---------
Net income                                                 $  15,901   $  14,225   $  13,982
                                                           =========   =========   =========

See accompanying notes.

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                       TOTAL
                                         COMMON     PAID IN     RETAINED     ACCUMULATED OTHER     STOCKHOLDER'S
                                         STOCK      CAPITAL     EARNINGS    COMPREHENSIVE INCOME      EQUITY
                                        --------   ---------   ----------   --------------------   -------------
BALANCE AT JANUARY 1, 2001              $  4,640   $ 176,399   $  (11,047)      $    (2,398)       $     167,594
Net income                                    --          --       13,982                --               13,982
Unrealized gain on available-for-sale
  securities, net of income taxes             --          --           --            12,672               12,672
                                                                                                   -------------
  Comprehensive income                        --          --           --                --               26,654
                                        ------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2001               4,640     176,399        2,935            10,274              194,248
                                        ========================================================================
Net income                                    --          --       14,225                --               14,225
Unrealized gain on available-for-sale
  securities, net of income taxes             --          --           --            17,746               17,746
                                                                                                   -------------
  Comprehensive income                        --          --           --                --               31,971
Less dividends paid                           --          --       (5,600)               --               (5,600)
Common stock reacquired                   (2,000)      2,000           --                --                   --
                                        ------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2002               2,640     178,399       11,560            28,020              220,619
                                        ========================================================================
Net income                                    --          --       15,901                --               15,901
Unrealized loss on available-for-sale
  securities, net of income taxes             --          --           --              (484)                (484)
                                                                                                   -------------
  Comprehensive income                        --          --           --                --               15,417
Less dividends paid                           --          --       (6,000)               --               (6,000)
                                        ------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2003            $  2,640   $ 178,399   $   21,461       $    27,536        $     230,036
                                        ========================================================================

See accompanying notes.

                            STATEMENTS OF CASH FLOWS

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                     YEAR ENDED DECEMBER 31
                                                              ------------------------------------
                                                                 2003         2002         2001
                                                              ----------   ----------   ----------
OPERATING ACTIVITIES
Net income                                                    $   15,901   $   14,225   $   13,982
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
  Change in policy liabilities other than deposits               (62,535)      39,076        4,232
  Credits to policyholder accounts, net                           34,805       34,995       34,039
  Deferral of policy acquisition costs, net of amortization       (5,092)      (5,820)      (6,198)
  Change in receivables and asset accruals                        (6,305)      (2,588)         611
  Change in payables and expense accruals                         12,022       (1,647)     (36,811)
  Realized investment losses                                       1,596        4,781        2,607
  Depreciation and amortization                                   (1,243)        (703)       1,086
  Amortization of value of business acquired, net                  1,788           53        2,217
                                                              ----------   ----------   ----------
Net cash (used in) provided by operating activities               (9,063)      82,372       15,765
                                                              ----------   ----------   ----------

INVESTING ACTIVITIES
Securities available-for-sale:
  Sales                                                           18,246       39,627        6,306
  Maturities, calls and redemptions                              245,831      136,539       89,420
  Purchases                                                     (310,424)    (320,799)    (141,277)
Securities held-to-maturity:
  Maturities, calls and redemptions                               13,669       16,339       31,799
  Purchases                                                      (28,500)     (10,250)     (67,355)
Repayments of mortgage loans                                       1,905          961        2,001
Mortgage loans originated                                        (14,575)     (10,449)          --
Increase in policy loans, net                                       (538)        (960)        (612)
Other investing activities, net                                        1           10          113
                                                              ----------   ----------   ----------
Net cash used in investing activities                            (74,385)    (148,982)     (79,605)
                                                              ----------   ----------   ----------

FINANCING ACTIVITIES
Policyholder contract deposits                                   108,647      136,903      146,653
Withdrawals of policyholder contract deposits                    (11,596)     (67,054)     (75,898)
Cash dividends paid                                               (6,000)      (5,600)          --
                                                              ----------   ----------   ----------
Net cash provided by financing activities                         91,051       64,249       70,755
                                                              ----------   ----------   ----------
Net increase (decrease) in cash and cash equivalents               7,603       (2,361)       6,915
Cash and cash equivalents, beginning of period                    14,925       17,286       10,371
                                                              ----------   ----------   ----------
Cash and cash equivalents, end of period                      $   22,528   $   14,925   $   17,286
                                                              ==========   ==========   ==========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                             $    1,171   $    9,653   $    8,145
                                                              ==========   ==========   ==========
Interest paid                                                 $        3   $       --   $       --
                                                              ==========   ==========   ==========

See accompanying notes.

                          NOTES TO FINANCIAL STATEMENTS

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                                 DECEMBER 31, 2003

1. NATURE OF OPERATIONS

Jefferson Pilot LifeAmerica Insurance Company (the Company) is wholly-owned by Jefferson Pilot Financial Insurance Company (the Parent). All shares of Jefferson Pilot Financial Insurance Company are ultimately owned by Jefferson-Pilot Corporation (the Ultimate Parent). The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of Statutory Accounting Practices
(SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

Certain amounts in prior years have been reclassified to conform to the current year presentation.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of highly liquid investments, which mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt and equity securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other than temporary are recognized in realized gains and losses. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Costs related to obtaining new business and renewal business, including commissions, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest or day one premium bonuses on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life products are amortized utilizing mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.25% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques result in the application of reasonable yield assumptions to trend the long-term rate of return back to the assumed rate over a period of time following a historical deviation from the assumed long-term rate.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge, referred to as a default charge, is made against investment income earned. This default charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over an economic cycle.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Through December 31, 2001, goodwill was amortized on a straight-line basis over 35 years. Accumulated amortization was $3.0 million at December 31, 2003 and 2002. Under SFAS No. 142, carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the statements of income. Fees charged on policyholders' deposits are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and recognized as income over the period during which services are provided. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the statements of income.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company is included in the Ultimate Parent's consolidated life/nonlife federal income tax return along with other affiliated entities. The method of allocation between companies is subject to a written agreement. The tax liability of the group is apportioned among the members of the group in accordance with the portion of the consolidated taxable income attributable to each member of the group, if computed on a separate return. To the extent that the losses of any member of the group are utilized to offset taxable income of other member(s) of the group, the Parent shall take the appropriate corporate action to "purchase" such losses. To the extent that a member of the group generates any tax credits, such tax credits shall be allocated to the member generating such tax credits. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2002, the Company adopted SFAS No. 141, BUSINESS COMBINATIONS and SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS. SFAS No. 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and established specific criteria for the recognition of intangible assets separately from goodwill. SFAS No. 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. In accordance with the statements, the Company no longer amortizes goodwill, but rather tests goodwill for impairment on at least an annual basis. During 2001, the Company recognized $635 thousand of amortization expense related to goodwill. The Company did not recognize any impairment losses upon adoption of SFAS No. 142. Further, the Company completed its annual test of impairment in the second quarter of 2003 and concluded that there had been no impairments. No subsequent events have occurred that would have led to impairment of goodwill.

The Financial Accounting Standards Board (FASB) has issued Interpretation No. 46 (revised December 2003), CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ACCOUNTING RESEARCH BULLETIN NO. 51 (FIN 46). The adoption of FIN 46 had no impact on the Company.

In April 2003, the FASB issued SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which is effective for contracts entered into or modified after June 30, 2003, with certain exceptions. The adoption of SFAS No. 149 had no impact on the Company.

In April 2003, the FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURE THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR OF THOSE INSTRUMENTS (DIG B36), which is effective October 1, 2003. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. The Company has no coinsurance agreement subject to DIG B36 due to the grandfathering provisions contained therein.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY (the Statement). The Statement requires the classification of certain financial instruments as either a liability or equity, depending on the characteristics of the instrument. SFAS No. 150 had no impact on the Company.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1 ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (the SOP). The SOP addresses:
(i) separate account presentation; (ii) accounting for an insurance company's proportionate interest in separate accounts;

(iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. The SOP was effective January 1, 2004 and will be adopted through an adjustment for the cumulative effect of a change in accounting principle. Implementation guidance pertaining to the SOP is still evolving. As a result, we are unable to estimate the impact of adoption at this time. We do not expect the cumulative effect adjustment to be material to our financial position, but it may be material to our results of operations for 2004. Ongoing application of the SOP may significantly impact earnings emergence in 2004 and beyond, lowering earnings in earlier years and increasing earnings in later years, for certain blocks of individual life insurance.

In December 2003, the FASB revised SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS. This statement revises disclosures about pension plans and other postretirement benefit plans for employers that sponsor those plans. It does not require change in the measurement or recognition of those plans. This statement is effective for financial statements with fiscal years ending after December 15, 2003, and had no impact on the Company.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION
Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows (IN THOUSANDS):

                                                                        DECEMBER 31, 2003
                                                       ----------------------------------------------------
                                                         COST OR       GROSS        GROSS
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                          COST         GAINS       (LOSSES)        VALUE
                                                       -----------   ----------   ----------    -----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                             $    45,955   $    1,864   $       --    $    47,819
Federal agency issued mortgage-backed securities
  (including collateralized mortgage obligation)            99,249        4,794         (265)       103,778
Obligations of states and political subdivisions            11,184          603          (39)        11,748
Corporate obligations                                      883,888       55,026       (4,574)       934,340
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)           44,726        2,632           (2)        47,356
Redeemable preferred stocks                                  2,092           --         (143)         1,949
                                                       -----------   ----------   ----------    -----------
Subtotal, debt securities                                1,087,094       64,919       (5,023)     1,146,990
Equity securities                                            1,144          475           --          1,619
                                                       -----------   ----------   ----------    -----------
Securities available-for-sale                          $ 1,088,238   $   65,394   $   (5,023)   $ 1,148,609
                                                       ===========   ==========   ==========    ===========
HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Corporate obligations                                  $   136,963   $    8,904   $     (474)   $   145,393
                                                       -----------   ----------   ----------    -----------
Debt securities held-to-maturity                       $   136,963   $    8,904   $     (474)   $   145,393
                                                       ===========   ==========   ==========    ===========

                                                                        DECEMBER 31, 2002
                                                       ----------------------------------------------------
                                                         COST OR        GROSS       GROSS
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                          COST          GAINS      (LOSSES)       VALUE
                                                       -----------   ----------   ----------    -----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                             $    46,126   $    1,936   $       --    $    48,062
Federal agency mortgage-backed securities
  (including collateralized mortgage obligations)          166,782       10,800           --        177,582
Obligations of states and political subdivisions             5,669          845           --          6,514
Corporate obligations                                      693,067       51,147      (10,708)       733,506
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)          127,693        7,270           --        134,963
Redeemable preferred stocks                                  2,092           --         (290)         1,802
                                                       -----------   ----------   ----------    -----------
Subtotal, debt securities                                1,041,429       71,998      (10,998)     1,102,429
Equity securities                                            1,144          407           --          1,551
                                                       -----------   ----------   ----------    -----------
Securities available-for-sale                          $ 1,042,573   $   72,405   $  (10,998)   $ 1,103,980
                                                       ===========   ==========   ==========    ===========
HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Corporate obligations                                  $   122,450   $   10,144   $   (1,962)   $   130,632
                                                       -----------   ----------   ----------    -----------
Debt securities held-to-maturity                       $   122,450   $   10,144   $   (1,962)   $   130,632
                                                       ===========   ==========   ==========    ===========

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2003, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due the Company, with or without penalty.

                                               AVAILABLE-FOR-SALE        HELD-TO-MATURITY
                                           -------------------------   ---------------------
                                            AMORTIZED       FAIR       AMORTIZED     FAIR
                                              COST          VALUE        COST        VALUE
                                           -----------   -----------   ---------   ---------
Due in one year or less                    $    27,693   $    28,489   $   6,015   $   6,096
Due after one year through five years          373,231       394,079      44,902      47,440
Due after five years through ten years         401,485       421,972      64,356      69,452
Due after ten years through twenty years        19,360        22,218          --          --
Due after twenty years                          41,617        47,951          --          --
Amounts not due at a single maturity           221,616       230,332      21,690      22,405
                                           -----------   -----------   ---------   ---------
                                             1,085,002     1,145,041     136,963     145,393
Redeemable preferred stocks                      2,092         1,949          --          --
                                           -----------   -----------   ---------   ---------
                                           $ 1,087,094   $ 1,146,990   $ 136,963   $ 145,393
                                           ===========   ===========   =========   =========

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $63.7 million and $65.5 million at December 31, 2003 and $48.6 million and $50.6 million at December 31, 2002.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                           NET UNREALIZED GAINS (LOSSES)
                                                                       ------------------------------------
                                                                          DEBT        EQUITY
                                                                       SECURITIES   SECURITIES     TOTAL
                                                                       ----------   ----------   ----------
Net unrealized (losses) gains on securities available-for-sale as of
  December 31, 2000                                                    $   (2,866)  $      468   $   (2,398)
Change during year ended December 31, 2001:
  Increase (decrease) in stated amount of securities                       30,885         (340)      30,545
  Decrease in value of business acquired and
    deferred policy acquisition costs                                     (11,076)          --      (11,076)
  Decrease (increase) in deferred income tax liabilities                   (6,913)         116       (6,797)
                                                                       ----------   ----------   ----------
Increase (decrease) in net unrealized gains (losses)
  included in other comprehensive income                                   12,896         (224)      12,672
                                                                       ----------   ----------   ----------
Net unrealized gains on securities available-for-sale as of
  December 31, 2001                                                        10,030          244       10,274
Change during year ended December 31, 2002:
  Increase in stated amount of securities                                  37,682           26       37,708
  Decrease in value of business acquired and
    deferred policy acquisition costs                                     (10,407)          --      (10,407)
  Increase in deferred income tax liabilities                              (9,546)          (9)      (9,555)
                                                                       ----------   ----------   ----------
Increase in net unrealized gains included in
  other comprehensive income                                               17,729           17       17,746
                                                                       ----------   ----------   ----------
Net unrealized gains on securities available-for-sale as of
  December 31, 2002                                                        27,759          261       28,020
Change during year ended December 31, 2003:
  Increase (decrease) in stated amount of securities                       (1,104)          68       (1,036)
  Increase in value of business acquired and
    deferred policy acquisition costs                                         290           --          290
  Decrease (increase) in deferred income tax liabilities                      285          (23)         262
                                                                       ----------   ----------   ----------
Increase (decrease) in net unrealized gains included in
  other comprehensive income                                                 (529)          45         (484)
                                                                       ----------   ----------   ----------
Net unrealized gains on securities available-for-sale as of
  December 31, 2003                                                    $   27,230   $      306   $   27,536
                                                                       ==========   ==========   ==========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Interest on debt securities                                            $   76,823   $   77,566   $   72,754
Investment income on equity securities                                        284          295          370
Interest on mortgage loans                                                  2,617        1,702        1,752
Interest on policy loans                                                    1,938        1,926        1,686
Other investment income (losses)                                              179          439          (41)
                                                                       ----------   ----------   ----------
Gross investment income                                                    81,841       81,928       76,521
Investment expenses                                                          (673)        (658)        (772)
                                                                       ----------   ----------   ----------
Net investment income                                                  $   81,168   $   81,270   $   75,749
                                                                       ==========   ==========   ==========

Investment expenses include interest, salaries, and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses), including other than temporary impairments, follow (IN THOUSANDS):

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Debt securities                                                        $   (2,245)  $   (4,088)  $   (3,111)
Other                                                                           4          (71)         334
Amortization of deferred policy acquisition costs and value of
  business acquired                                                           645         (622)         170
                                                                       ----------   ----------   ----------
Realized investment losses                                             $   (1,596)  $   (4,781)  $   (2,607)
                                                                       ==========   ==========   ==========

See Note 5 for a discussion of deferred policy acquisition costs and value of business acquired.

Information about total gross realized gains and losses on securities, including other than temporary impairments, follows (IN THOUSANDS):

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Gross realized:
  Gains                                                                $    1,011   $    2,535   $      939
  Losses                                                                   (3,256)      (6,623)      (4,050)
                                                                       ----------   ----------   ----------
Net realized losses on total securities                                $   (2,245)  $   (4,088)  $   (3,111)
                                                                       ==========   ==========   ==========

Information about gross realized gains and losses, including other than temporary impairments, on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Gross realized:
  Gains                                                                $      902   $    2,535   $      526
  Losses                                                                   (2,920)      (6,623)      (3,615)
                                                                       ----------   ----------   ----------
Net realized losses on available-for-sale securities                   $   (2,018)  $   (4,088)  $   (3,089)
                                                                       ==========   ==========   ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 341 issuers, with no corporate issuers representing more than one percent of investments. Debt securities considered less than investment grade approximated 3% and 2% of the total debt securities portfolio as of December 31, 2003 and 2002, respectively.

The Company's mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by industrial (41%), retail (39%), apartment (9%), and office (5%). Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 33% of stated mortgage loan balances as of December 31, 2003, are due from borrowers in South Atlantic states, approximately 22% are due from borrowers in West South Central states, approximately 18% were due from borrowers in East North Central states, and approximately 16% were due from borrowers in West North Central states. No other geographic region represents as much as 10% of December 31, 2003 mortgage loans.

The related allowance for credit losses on all mortgage loans was $339 thousand and $233 thousand at December 31, 2003 and 2002, respectively.

The Company monitors its portfolio closely to ensure that all other than temporary impairments are identified and recognized in earnings as they occur. The table below summarizes unrealized losses on all securities held by both asset class and length of time that a security has been in unrealized loss position:

                                       LESS THAN                12 MONTHS
                                       12 MONTHS                OR LONGER                  TOTAL
                                 ----------------------   ----------------------   ----------------------
                                               GROSS                    GROSS                    GROSS
                                   FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                   VALUE       LOSSES       VALUE       LOSSES       VALUE       LOSSES
                                 ---------   ----------   ---------   ----------   ---------   ----------
Federal agency mortgage-backed
  securities (including
  collateralized mortgage
  obligations)                   $  17,802   $     (265)  $      --   $       --   $  17,802   $     (265)
Obligations of state and
  political subdivisions             5,606          (39)         --           --       5,606          (39)
Corporate obligations              155,781       (2,821)     31,541       (2,227)    187,322       (5,048)
Corporate private-labeled
  mortgage-backed
  securities (including
  collateralized mortgage
  obligations)                       2,452           (2)         --           --       2,452           (2)
Redeemable preferred stock              --           --       1,949         (143)      1,949         (143)
                                 ---------   ----------   ---------   ----------   ---------   ----------
Total temporarily impaired
  securities                     $ 181,641   $   (3,127)  $  33,490   $   (2,370)  $ 215,131   $   (5,497)
                                 =========   ==========   =========   ==========   =========   ==========

One statistic we pay particular attention to with respect to debt securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other than temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuation of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments, and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in the Company's debt portfolio as of December 31, 2003 (IN THOUSANDS):

                                             AMORTIZED      FAIR      UNREALIZED
                                               COST         VALUE       LOSSES     PERCENTAGE
                                             ----------   ---------   ----------   ----------
90% - 99%                                    $  212,002   $ 207,710   $   (4,292)        78.1%
80% - 89%                                         8,626       7,421       (1,205)        21.9
Below 80%                                            --          --           --           --
                                             ----------   ---------   ----------   ----------
                                             $  220,628   $ 215,131   $   (5,497)       100.0%
                                             ==========   =========   ==========   ==========

As of December 31, 2003 we held no securities that were "potentially distressed".

4. DERIVATIVE FINANCIAL INSTRUMENTS

SFAS No. 133 requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $0 and $110 at December 31, 2003 and 2002, respectively, are included in other assets in the balance sheet. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the year ended December 31, 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. The Company had no cash flow hedges in 2003 and 2002.

For the year ended December 31, 2001, the Company's other comprehensive income related to cash flow hedges was not significant.

During 2003 and 2002, the Company did not reclassify any gains or losses into earnings as a result of the discontinuance of its cash flow hedges. In 2001, the amount of gains or losses reclassified into earnings was not significant. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
The Company invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS No. 133. These derivatives are marked to market through realized investment gains, but had no change in market value for the years ended December 31, 2002 and 2001. There were no outstanding debt securities with embedded options for the year ended 2003.

Counter parties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by any counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Information about deferred acquisition costs follows (IN THOUSANDS):

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Beginning balance                                                      $   17,556   $   19,510   $   18,678
Deferrals                                                                   8,693        7,539        8,690
Amortization                                                               (3,601)      (1,719)      (2,492)
Adjustment related to realized losses (gains) on debt securities              230           (4)          10
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                          209       (7,770)      (5,376)
                                                                       ----------   ----------   ----------
Ending balance                                                         $   23,087   $   17,556   $   19,510
                                                                       ==========   ==========   ==========

Information about value of business acquired follows (IN THOUSANDS):

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Beginning balance                                                      $    7,474   $   10,782   $   18,539
Amortization                                                               (1,788)         (53)      (2,217)
Adjustment related to realized losses (gains) on debt securities              415         (618)         160
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                           81       (2,637)      (5,700)
                                                                       ----------   ----------   ----------
Ending balance                                                         $    6,182   $    7,474   $   10,782
                                                                       ==========   ==========   ==========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

                  Year:
                    2004                                               19.3%
                    2005                                               13.6%
                    2006                                               12.1%
                    2007                                               10.6%
                    2008                                                9.1%

In 2003, the Company unlocked its deferred policy acquisition cost and VOBA models with respect to the default charge assumption, resulting in a favorable adjustment of $221 thousand to realized gains and losses.

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.0% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 6.7% in 2003, 4.0% to 5.6% in 2002, and 4.1% to 5.7% in 2001. The average credited interest rates for universal life-type products were 5.4% in 2003, 4.9% in 2002 and 5.6% in 2001. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2003, 3.0% to 6.6% in 2002, and 4.0% to 6.0% in 2001.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For structured settlements issued prior to 1984, mortality assumptions are based on the 1971 Individual Annuity Mortality Table (71 IAM). For similar products issued between 1984 and 1998, mortality assumptions are based on the 1983 Table
(83a).

For immediate annuities the 71 IAM table is used for issues prior to 1992, the 83a table is used for issues between 1992 and 1999, and issues after 1999 use the 2000a table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Balance as of January 1                                                $   14,218   $   13,714   $    9,006
Less reinsurance recoverable                                                5,019        5,128        2,753
                                                                       ----------   ----------   ----------
Net balance as of January 1                                                 9,199        8,586        6,253
                                                                       ----------   ----------   ----------
Amount incurred:
  Current year                                                              9,148        1,586        3,149
  Prior year                                                                   60        1,358        1,760
                                                                       ----------   ----------   ----------
                                                                            9,208        2,944        4,909
                                                                       ----------   ----------   ----------
Less amount paid:
  Current year                                                              1,299           63           54
  Prior year                                                                  893        2,268        2,522
                                                                       ----------   ----------   ----------
                                                                            2,192        2,331        2,576
                                                                       ----------   ----------   ----------
Net balance as of December 31                                              16,215        9,199        8,586
Plus reinsurance recoverable                                                5,105        5,019        5,128
                                                                       ----------   ----------   ----------
Balance as of December 31                                              $   21,320   $   14,218   $   13,714
                                                                       ==========   ==========   ==========
Balance as of December 31 included with:
  Future policy benefits                                               $   21,021   $   13,882   $   13,369
  Policy and contract claims                                                  299          336          345
                                                                       ----------   ----------   ----------
                                                                       $   21,320   $   14,218   $   13,714
                                                                       ==========   ==========   ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Higher than anticipated claims resulted in adjustments related to a medical block of business that is in run out mode.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of Statutory Accounting Practices (SAP) prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory-basis financial statements.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, where-as they are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP, but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; and 7) certain assets are not admitted for purposes of determining surplus under SAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. New Jersey has adopted the provisions of the revised manual with certain exceptions. Codification has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare statutory-basis financial statements. The effect of the adoption of Codification was to decrease the statutory surplus by $560 thousand in 2001, primarily through the addition of deferred income tax.

Reported capital and surplus on a statutory basis at December 31, 2003 and 2002 was $126.1 million and $112.9 million, respectively. Reported statutory net income for the years ended December 31, 2003, 2002, and 2001 was $17.5 million, $18.9 million and $5.6 million, respectively.

The General Statutes of New Jersey require the Company to maintain minimum capital of $1.5 million and minimum unassigned surplus of $6.1 million. Additionally, New Jersey limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of payments, approximately $17.5 million in dividends can be paid in 2004 without prior approval of the New Jersey commissioner.

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2003, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $7.4 million on deposit with various states in 2003 and 2002.

8. FEDERAL INCOME TAXES

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Federal income tax rate                                                      35.0%        35.0%        35.0%
Reconciling Items:
  Tax exempt interest and dividends received deduction                       (1.6)        (1.2)        (1.5)
  Other increases, net                                                        1.9         (0.1)         1.1
                                                                       ----------   ----------   ----------
Effective income tax rate                                                    35.3%        33.7%        34.6%
                                                                       ==========   ==========   ==========

The tax effects of temporary differences that result in significant deferred income tax assets and deferred tax liabilities are as follows (IN THOUSANDS):

                                                                                          DECEMBER 31
                                                                                    -----------------------
                                                                                       2003         2002
                                                                                    ----------   ----------
Deferred income tax assets:
  Difference in policy liabilities                                                  $    8,361   $    6,272
  Depreciation differences                                                                 677          119
  Other deferred tax assets                                                              1,830          479
                                                                                    ----------   ----------
Gross deferred tax assets                                                               10,868        6,870
Deferred income tax liabilities:
  Deferral of policy acquisition costs and value of business acquired                   (3,925)      (4,920)
  Net unrealized gains on securities                                                   (14,825)     (15,087)
  Differences in investment basis                                                       (5,914)      (1,706)
  Other deferred tax liabilities                                                        (1,404)          --
                                                                                    ----------   ----------
Gross deferred tax liabilities                                                         (26,068)     (21,713)
                                                                                    ----------   ----------
Net deferred income tax liability                                                   $  (15,200)  $  (14,843)
                                                                                    ==========   ==========

The Internal Revenue Service has completed the examination of the 1999 tax year and there were no assessments of additional taxes. In the opinion of management, recorded income tax liabilities adequately provide for all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $4.7 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would approximate $1.6 million under current proposed rates.

9. RETIREMENT BENEFIT PLANS

PENSION PLANS
The Company's employees participate in the Ultimate Parent's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. While the Ultimate Parent is still evaluating the provisions of the Act, the Ultimate Parent expects it will have a favorable impact on our postretirement benefits liability. The Ultimate Parent does not expect the impact to be material to our results of operations or our financial position. The Company has elected to defer recognition of any accounting effects of the Act until authoritative guidance is issued by the Financial Accounting Standards Board.

DEFINED CONTRIBUTION PLANS
The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund, which acquires and holds shares of the Ultimate Parent's common stock for the account of participants. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE

The Company attempts to reduce exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk in excess of its retention limits, which ranges from $400 thousand to $2.1 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to its financial statements.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the three years ended December 31, 2003.

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                              YEAR ENDED DECEMBER 31
                                                                       ------------------------------------
                                                                          2003         2002         2001
                                                                       ----------   ----------   ----------
Premiums and other considerations, before effect of
  reinsurance ceded                                                    $    8,215   $   25,068   $   11,031
Less premiums and other considerations ceded                                  854          840          948
                                                                       ----------   ----------   ----------
Net premiums and other considerations                                  $    7,361   $   24,228   $   10,083
                                                                       ==========   ==========   ==========
Universal life and investment product charges,
  before effect of reinsurance ceded                                   $   14,740   $   11,582   $   11,208
Less universal life and investment product charges ceded                    1,266          875          781
                                                                       ----------   ----------   ----------
Net universal life and investment product charges                      $   13,474   $   10,707   $   10,427
                                                                       ==========   ==========   ==========
Benefits, before reinsurance recoveries                                $   66,565   $   78,468   $   60,065
Less reinsurance recoveries                                                 4,201          522        1,412
                                                                       ----------   ----------   ----------
Net benefits                                                           $   62,364   $   77,946   $   58,653
                                                                       ==========   ==========   ==========

11. ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, along with selected tax effects are as follows (IN THOUSANDS):

                                                                                       UNREALIZED
                                                                                   GAINS/(LOSSES) ON
                                                                                   AVAILABLE-FOR-SALE
                                                                                       SECURITIES
                                                                                   ------------------
BALANCE AT DECEMBER 31, 2000                                                           $   (2,398)
Unrealized holding gains arising during period, net of $5,718 tax expense                  10,662
Less: reclassification adjustment
  Loss realized in net income, net of $1,079 tax benefit                                   (2,010)
                                                                                       ----------
BALANCE AT DECEMBER 31, 2001                                                               10,274
Unrealized holding gains arising during period, net of $8,124 tax expense                  15,089
Less: reclassification adjustment
  Loss realized in net income, net of $1,431 tax benefit                                   (2,657)
                                                                                       ----------
BALANCE AT DECEMBER 31, 2002                                                               28,020
Unrealized holding loss arising during period, net of $968 tax benefit                     (1,796)
Less: reclassification adjustment
  Loss realized in net income, net of $706 tax benefit                                     (1,312)
                                                                                       ----------
BALANCE AT DECEMBER 31, 2003                                                           $   27,536
                                                                                       ==========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with the Ultimate Parent and certain of its subsidiaries for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $7.7 million, $9.6 million, and $7.8 million in 2003, 2002, and 2001, respectively, for general management and investment services provided by Jefferson-Pilot Life Insurance Company. At December 31, 2003, the Company had $14 thousand payable to Jefferson-Pilot Life Insurance Company related to these service contracts. This balance is included in accrued expenses and other liabilities on the balance sheets. The Company also had $837 thousand of other receivables due from related parties at December 31, 2002. This balance is included in other assets on the balance sheets.

During 2002, the Ultimate Parent assigned to the Company a block of reinsurance related to an agreement with Phoenix Life Insurance. The reserves related to this reinsurance agreement were approximately $19 million. This assignment transfers all rights and obligations, including but not limited to insurance risk liability, to the Company. Income and expense related to this transfer was not significant in 2003 or 2002.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value and fair value of financial instruments are as follows (IN THOUSANDS):

                                                         YEAR ENDED DECEMBER 31
                                          -----------------------------------------------------
                                                    2003                        2002
                                          -------------------------   -------------------------
                                           CARRYING        FAIR        CARRYING        FAIR
                                            VALUE          VALUE        VALUE          VALUE
                                          -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale        $ 1,146,990   $ 1,146,990   $ 1,102,429   $ 1,102,429
Debt securities held-to-maturity              136,963       145,393       122,450       130,632
Equity securities available-for-sale            1,619         1,619         1,551         1,551
Mortgage loans on real estate                  43,387        45,448        30,823        33,812
Policy loans                                   27,553        33,149        27,015        31,868

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase       825,807       796,798       816,933       788,248
Derivative financial instruments                   --            --           110           110

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the balance sheet due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the balance sheet.

The fair values of debt, equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the balance sheet, are estimated to equal the cash surrender values of the contracts.

14. COMMITMENTS AND CONTINGENT LIABILITIES

In the normal course of business, the Company is party to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

                         REPORT OF INDEPENDENT AUDITORS

To the Contractholders of the JPF Separate Account B and
Board of Directors of Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account B as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account B at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
March 24, 2004

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 2003

                                                 JPVF         JPVF         JPVF       JPVF        JPVF         JPVF
                                      JPVF       SMALL       MID-CAP     STRATEGIC   MID-CAP     CAPITAL     SMALL-CAP     JPVF
                                     GROWTH     COMPANY       GROWTH      GROWTH      VALUE       GROWTH       VALUE       VALUE
                                    DIVISION    DIVISION     DIVISION    DIVISION    DIVISION    DIVISION     DIVISION    DIVISION
                                    ---------   ---------    ---------   ---------   ---------   ---------    ---------   ---------
ASSETS
Investments at cost                 $ 524,316   $ 546,045    $ 160,380   $ 501,863   $ 243,709   $ 681,902    $ 195,182   $ 682,274
                                    =========   =========    =========   =========   =========   =========    =========   =========
Investments at market value         $ 517,567   $ 607,555    $ 208,651   $ 405,035   $ 320,339   $ 574,679    $ 244,438   $ 764,515
Net premiums receivable (payable)         225        (559)          20         325       1,529        (313)       1,506         842
                                    ---------   ---------    ---------   ---------   ---------   ---------    ---------   ---------
      TOTAL NET ASSETS              $ 517,792   $ 606,996    $ 208,671   $ 405,360   $ 321,868   $ 574,366    $ 245,944   $ 765,357
                                    =========   =========    =========   =========   =========   =========    =========   =========

UNITS OUTSTANDING                      40,178      65,022       18,530      45,189      26,205      64,061       20,791      59,634

NET ASSET VALUE PER UNIT            $  12.888   $   9.336    $  11.262   $   8.971   $  12.283   $   8.966    $  11.830   $  12.835

See notes to financial statements.

                                                                     JPVF
                                    JPVF             JPVF            WORLD             JPVF
                               INTERNATIONAL        S&P 500         GROWTH          HIGH YIELD
                                   EQUITY            INDEX           STOCK             BOND
                                  DIVISION         DIVISION         DIVISION         DIVISION
                               --------------   --------------   --------------   --------------
ASSETS
Investments at cost            $      334,591   $    2,097,789   $      317,434   $      473,945
                               ==============   ==============   ==============   ==============
Investments at market value    $      356,158   $    2,043,289   $      334,428   $      504,801
Net premiums receivable                 1,507            1,647            1,252              314
                               --------------   --------------   --------------   --------------
      TOTAL NET ASSETS         $      357,665   $    2,044,936   $      335,680   $      505,115
                               ==============   ==============   ==============   ==============

UNITS OUTSTANDING                      41,400          190,620           24,527           41,071

NET ASSET VALUE PER UNIT       $        8.640   $       10.728   $       13.687   $       12.299

                                                     JPVF           AMERICAN         AMERICAN
                                    JPVF             MONEY         CENTURY VP       CENTURY VP
                                  BALANCED          MARKET        INTERNATIONAL        VALUE
                                  DIVISION         DIVISION         DIVISION         DIVISION
                               --------------   --------------   --------------   --------------
ASSETS
Investments at cost            $      584,347   $    1,353,005   $      141,555   $       20,225
                               ==============   ==============   ==============   ==============
Investments at market value    $      611,534   $    1,350,829   $      165,675   $       23,026
Net premiums receivable                 3,150              521               47            1,163
                               --------------   --------------   --------------   --------------
      TOTAL NET ASSETS         $      614,684   $    1,351,350   $      165,722   $       24,189
                               ==============   ==============   ==============   ==============

UNITS OUTSTANDING                      44,796          122,678           16,862            1,815

NET ASSET VALUE PER UNIT       $       13.722   $       11.016   $        9.829   $       13.322

See notes to financial statements.

                                        AMERICAN           AMERICAN            FIDELITY(R)         FIDELITY(R)
                                          FUNDS              FUNDS                VIP                  VIP
                                         GROWTH          GROWTH-INCOME        CONTRAFUND(R)      EQUITY-INCOME
                                        DIVISION            DIVISION            DIVISION             DIVISION
                                    ----------------    ----------------    ----------------    ----------------
ASSETS
Investments at cost                 $          1,352    $          1,243    $        846,258    $        855,613
                                    ================    ================    ================    ================
Investments at market value         $          1,381    $          1,270    $        936,957    $        948,230
Net premiums receivable                           --                  --                 456                 398
                                    ----------------    ----------------    ----------------    ----------------
      TOTAL NET ASSETS              $          1,381    $          1,270    $        937,413    $        948,628
                                    ================    ================    ================    ================

UNITS OUTSTANDING                                130                 117              68,718              71,825

NET ASSET VALUE PER UNIT            $         10.594    $         10.805    $         13.642    $         13.208

                                      FIDELITY(R)        FIDELITY(R) VIP      FIDELITY(R)           FRANKLIN
                                          VIP              INVESTMENT             VIP               SMALL CAP
                                        GROWTH             GRADE BOND           MID-CAP         VALUE SECURITIES
                                       DIVISION             DIVISION           DIVISION              DIVISION
                                    ----------------    ----------------    ----------------    ----------------
ASSETS
Investments at cost                 $      1,157,740    $          2,625    $          8,429    $            524
                                    ================    ================    ================    ================
Investments at market value         $      1,119,468    $          2,630    $          8,951    $            603
Net premiums receivable                          565                  --                  --                  --
                                    ----------------    ----------------    ----------------    ----------------
        TOTAL NET ASSETS            $      1,120,033    $          2,630    $          8,951    $            603
                                    ================    ================    ================    ================

UNITS OUTSTANDING                            108,039                 257                 795                  52

NET ASSET VALUE PER UNIT            $         10.367    $         10.245    $         11.243    $         11.639

See notes to financial statements.

                                      GOLDMAN SACHS          MFS(R)                MFS(R)            PIMCO
                                         CAPITAL            RESEARCH             UTILITIES           TOTAL
                                         GROWTH              SERIES                SERIES            RETURN
                                        DIVISION            DIVISION              DIVISION          DIVISION
                                    ----------------    ----------------    ----------------    ----------------
ASSETS
Investments at cost                 $        443,211    $        264,831    $        233,534    $      1,093,004
                                    ================    ================    ================    ================
Investments at market value         $        453,265    $        235,086    $        240,927    $      1,114,444
Accrued investment income                                                                                  1,973
Net premiums receivable (payable)               (580)              1,337                  28                 669
                                    ----------------    ----------------    ----------------    ----------------
        TOTAL NET ASSETS            $        452,685    $        236,423    $        240,955    $      1,117,086
                                    ================    ================    ================    ================

UNITS OUTSTANDING                             54,858              24,897              21,949              97,798

NET ASSET VALUE PER UNIT            $          8.252    $          9.496    $         10.979    $         11.423

                                         PROFUND            PROFUND               PROFUND            SCUDDER
                                           VP                 VP                     VP          VIT SMALL CAP
                                        FINANCIAL          HEALTHCARE            TECHNOLOGY          INDEX
                                        DIVISION            DIVISION              DIVISION          DIVISION
                                    ----------------    ----------------    ----------------    ----------------
ASSETS
Investments at cost                 $          4,060    $         14,540    $         11,634    $         31,761
                                    ================    ================    ================    ================
Investments at market value         $          4,920    $         15,944    $         14,251    $         41,870
Accrued investment income
Net premiums receivable (payable)                932                 923                  --                  25
                                    ----------------    ----------------    ----------------    ----------------
        TOTAL NET ASSETS            $          5,852    $         16,867    $         14,251    $         41,895
                                    ================    ================    ================    ================

UNITS OUTSTANDING                                455               1,483               1,013               2,770

NET ASSET VALUE PER UNIT            $         12.852    $         11.372    $         14.062    $         15.127

See notes to financial statements.

                                                                                                    VANGUARD(R)
                                T.ROWE PRICE      TEMPLETON        VANGUARD(R)      VANGUARD(R)         VIF
                                   MID-CAP         FOREIGN         VIF MID-CAP       VIF REIT       SMALL COMPANY
                                   GROWTH         SECURITIES          INDEX           INDEX            GROWTH
                                  DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                               --------------   --------------   --------------   --------------   --------------
ASSETS
Investments at cost            $       28,711   $      360,059   $       33,697   $       21,171   $       17,951
                               ==============   ==============   ==============   ==============   ==============
Investments at market value    $       35,162   $      365,622   $       41,015   $       25,128   $       22,018
Net premiums receivable                   108              225            1,003               18               93
                               --------------   --------------   --------------   --------------   --------------
      TOTAL NET ASSETS         $       35,270   $      365,847   $       42,018   $       25,146   $       22,111
                               ==============   ==============   ==============   ==============   ==============

UNITS OUTSTANDING                       2,517           30,980            3,051            1,932            1,533

NET ASSET VALUE PER UNIT       $       14.012   $       11.810   $       13.772   $       13.015   $       14.421

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT B

                                                             JPVF                                   JPVF
                                                            GROWTH                              SMALL COMPANY
                                                           DIVISION                                DIVISION
                                              -----------------------------------    -----------------------------------
                                                    YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                              -----------------------------------    -----------------------------------
                                                 2003         2002        2001          2003         2002         2001
                                              ---------    ---------    ---------    ---------    ---------    ---------
Investment Income:
  Dividend income                             $      --    $      --    $      --    $      --    $      --    $      --

Expenses:
  Mortality and expense risk charge               3,548        2,130        1,219        4,419        4,145        2,732
                                              ---------    ---------    ---------    ---------    ---------    ---------
   Net investment loss                           (3,548)      (2,130)      (1,219)      (4,419)      (4,145)      (2,732)
                                              ---------    ---------    ---------    ---------    ---------    ---------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                  (13,580)      (7,670)      (2,436)     (29,589)     (43,840)      (2,302)
  Realized gain distributions                        --           --        7,466           --           --           --
                                              ---------    ---------    ---------    ---------    ---------    ---------
  Realized gain (loss)                          (13,580)      (7,670)       5,030      (29,589)     (43,840)      (2,302)
                                              ---------    ---------    ---------    ---------    ---------    ---------
  Change in net unrealized gain (loss)
   on investments                               117,689      (59,935)     (54,189)     193,049     (124,340)       6,942
                                              ---------    ---------    ---------    ---------    ---------    ---------
   Increase (decrease) in net assets from
      operations                              $ 100,561    $ (69,735)   $ (50,378)   $ 159,041    $(172,325)   $   1,908
                                              =========    =========    =========    =========    =========    =========

                                                                 JPVF
                                                            MID-CAP GROWTH
                                                               DIVISION
                                             ---------------------------------------------
                                                                           PERIOD FROM
                                                   YEAR ENDED          OCTOBER 22, 2001(a)
                                                  DECEMBER 31,                 TO
                                             ----------------------        DECEMBER 31,
                                                 2003         2002             2001
                                             ---------    ---------    -------------------
Investment Income:
  Dividend income                            $      --    $      --    $                --

Expenses:
  Mortality and expense risk charge              1,256          280                     --
                                             ---------    ---------    -------------------
   Net investment loss                          (1,256)        (280)                    --
                                             ---------    ---------    -------------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                   1,357         (399)                     5
  Realized gain distributions                       --           --                     --
                                             ---------    ---------    -------------------
  Realized gain (loss)                           1,357         (399)                     5
                                             ---------    ---------    -------------------
  Change in net unrealized gain (loss)
   on investments                               55,719       (7,430)                   (18)
                                             ---------    ---------    -------------------
   Increase (decrease) in net assets from
       operations                            $  55,820    $  (8,109)   $               (13)
                                             =========    =========    ===================

(a) Commencement of operations

See notes to financial statements.

                                                            JPVF                                        JPVF
                                                      STRATEGIC GROWTH                             MID-CAP VALUE
                                                          DIVISION                                    DIVISION
                                            -------------------------------------    --------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                           YEAR ENDED          AUGUST 20, 2001(a)
                                                   YEAR ENDED DECEMBER 31,                DECEMBER 31,                  TO
                                            -------------------------------------    ----------------------        DECEMBER 31,
                                               2003         2002          2001          2003         2002              2001
                                            ---------    ----------    ----------    ---------    ---------    ------------------
Investment Income:
  Dividend income                           $      --    $       --    $       --    $      --    $      --    $               --

Expenses:
  Mortality and expense risk charge             3,027         2,774         2,307        1,868          503                    --
                                            ---------    ----------    ----------    ---------    ---------    ------------------
   Net investment loss                         (3,027)       (2,774)       (2,307)      (1,868)        (503)                   --
                                            ---------    ----------    ----------    ---------    ---------    ------------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                (95,433)      (28,008)       (4,709)         706       (2,084)                   --
  Realized gain distributions                      --            --        56,307           --           --                    --
                                            ---------    ----------    ----------    ---------    ---------    ------------------
  Realized gain (loss)                        (95,433)      (28,008)       51,598          706       (2,084)                   --
                                            ---------    ----------    ----------    ---------    ---------    ------------------
  Change in net unrealized gain (loss)
   on investments                             186,772       (98,263)     (155,899)      83,120       (6,642)                  152
                                            ---------    ----------    ----------    ---------    ---------    ------------------
   Increase (decrease) in net assets from
      operations                            $  88,312    $ (129,045)   $ (106,608)   $  81,958    $  (9,229)   $              152
                                            =========    ==========    ==========    =========    =========    ==================

                                                             JPVF
                                                        CAPITAL GROWTH
                                                           DIVISION
                                            --------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                            --------------------------------------
                                               2003         2002          2001
                                            ----------    ----------    ----------
Investment Income:
  Dividend income                           $       --    $       --    $       --

Expenses:
  Mortality and expense risk charge              4,464         4,809         4,508
                                            ----------    ----------    ----------
   Net investment loss                          (4,464)       (4,809)       (4,508)
                                            ----------    ----------    ----------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                (105,911)      (94,768)       (4,120)
  Realized gain distributions                       --            --        34,505
                                            ----------    ----------    ----------
  Realized gain (loss)                        (105,911)      (94,768)       30,385
                                            ----------    ----------    ----------
  Change in net unrealized gain (loss)
   on investments                              221,402      (113,051)     (162,297)
                                            ----------    ----------    ----------
   Increase (decrease) in net assets from
      operations                            $  111,027    $ (212,628)   $ (136,420)
                                            ==========    ==========    ==========

(a) Commencement of operations

See notes to financial statements.

                                                            JPVF                                             JPVF
                                                       SMALL-CAP VALUE                                       VALUE
                                                           DIVISION                                         DIVISION
                                             ----------------------------------------------   -------------------------------------
                                                                             PERIOD FROM
                                                   YEAR ENDED            AUGUST 20, 2001(a)
                                                   DECEMBER 31,                  TO                  YEAR ENDED DECEMBER 31,
                                             ------------------------        DECEMBER 31,     -------------------------------------
                                                2003          2002              2001              2003         2002          2001
                                             ----------    ----------    ------------------   -------------------------------------
Investment Income:
  Dividend income                            $       --    $       --    $               92   $    5,458    $    4,423    $   3,590

Expenses:
  Mortality and expense risk charge               1,529           535                     3        5,336         4,473        3,464
                                             ----------    ----------    ------------------   ----------    ----------    ---------
   Net investment income (loss)                  (1,529)         (535)                   89          122           (50)         126
                                             ----------    ----------    ------------------   ----------    ----------    ---------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                      695          (315)                   65      (24,130)      (30,159)         429
  Realized gain distributions                        --           112                    --           --            --          248
                                             ----------    ----------    ------------------   ----------    ----------    ---------
  Realized gain (loss)                              695          (203)                   65      (24,130)      (30,159)         677
                                             ----------    ----------    ------------------   ----------    ----------    ---------
  Change in net unrealized gain (loss)
   on investments                                58,446        (9,586)                  396      171,271      (105,575)       4,147
                                             ----------    ----------    ------------------   ----------    ----------    ---------
   Increase (decrease) in net assets from
      operations                             $   57,612    $  (10,324)   $              550   $  147,263    $ (135,784)   $   4,950
                                             ==========    ==========    ==================   ==========    ==========    =========

                                                            JPVF
                                                     INTERNATIONAL EQUITY
                                                           DIVISION
                                            --------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                            --------------------------------------
                                               2003          2002          2001
                                            ----------    ----------    ----------
Investment Income:
  Dividend income                           $    2,508    $       --    $       --

Expenses:
  Mortality and expense risk charge              2,143         1,522         1,172
                                            ----------    ----------    ----------
   Net investment income (loss)                    365        (1,522)       (1,172)
                                            ----------    ----------    ----------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                  (8,453)      (21,869)      (16,682)
  Realized gain distributions                       --            --            --
                                            ----------    ----------    ----------
  Realized gain (loss)                          (8,453)      (21,869)      (16,682)
                                            ----------    ----------    ----------
  Change in net unrealized gain (loss)
   on investments                               85,093       (23,804)      (14,111)
                                            ----------    ----------    ----------
   Increase (decrease) in net assets from
      operations                            $   77,005    $  (47,195)   $  (31,965)
                                            ==========    ==========    ==========

(a) Commencement of operations

See notes to financial statements.

                                                              JPVF                                     JPVF
                                                          S&P 500 INDEX                         WORLD GROWTH STOCK
                                                             DIVISION                                DIVISION
                                              --------------------------------------    -----------------------------------
                                                     YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                              --------------------------------------    -----------------------------------
                                                 2003          2002          2001          2003         2002         2001
                                              ----------    ----------    ----------    ---------    ---------    ---------
Investment Income:
  Dividend income                             $   22,323    $   15,573    $    8,398    $   6,781    $   3,656    $   4,079

Expenses:
  Mortality and expense risk charge               16,030        13,433        10,614        2,669        2,922        2,619
                                              ----------    ----------    ----------    ---------    ---------    ---------
   Net investment income (loss)                    6,293         2,140        (2,216)       4,112          734        1,460
                                              ----------    ----------    ----------    ---------    ---------    ---------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares       (81,277)      (31,130)      (22,620)     (39,341)      (5,320)      (5,865)
  Realized gain distributions                         --            --            --           --           --       33,681
                                              ----------    ----------    ----------    ---------    ---------    ---------
  Realized gain (loss)                           (81,277)      (31,130)      (22,620)     (39,341)      (5,320)      27,816
                                              ----------    ----------    ----------    ---------    ---------    ---------
  Change in net unrealized gain (loss)
   on investments                                516,045      (377,062)     (113,180)     115,462      (55,488)     (48,658)
                                              ----------    ----------    ----------    ---------    ---------    ---------
   Increase (decrease) in net assets from
      operations                              $  441,061    $ (406,052)   $ (138,016)   $  80,233    $ (60,074)   $ (19,382)
                                              ==========    ==========    ==========    =========    =========    =========

                                                             JPVF
                                                        HIGH YIELD BOND
                                                           DIVISION
                                              -----------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                              -----------------------------------
                                                 2003         2002        2001
                                              ---------    ---------    ---------
Investment Income:
  Dividend income                             $  28,437    $     177    $  37,920

Expenses:
  Mortality and expense risk charge               3,886        3,376        2,510
                                              ---------    ---------    ---------
   Net investment income (loss)                  24,551       (3,199)      35,410
                                              ---------    ---------    ---------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares       (5,745)     (26,384)      (4,782)
  Realized gain distributions                        --           --           --
                                              ---------    ---------    ---------
  Realized gain (loss)                           (5,745)     (26,384)      (4,782)
                                              ---------    ---------    ---------
  Change in net unrealized gain (loss)
   on investments                                55,606       31,563      (23,526)
                                              ---------    ---------    ---------
   Increase (decrease) in net assets from
      operations                              $  74,412    $   1,980    $   7,102
                                              =========    =========    =========

See notes to financial statements.

                                                               JPVF                                      JPVF
                                                             BALANCED                                MONEY MARKET
                                                             DIVISION                                  DIVISION
                                              --------------------------------------    -------------------------------------
                                                       YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                              --------------------------------------    -------------------------------------
                                                 2003          2002          2001          2003          2002         2001
                                              ----------    ----------    ----------    ----------    ----------   ----------
Investment Income:
  Dividend income                             $   10,405    $    5,131    $    2,233    $   16,773    $   10,860   $   27,398

Expenses:
  Mortality and expense risk charge                4,518         2,584           939        12,615        10,607        7,022
                                              ----------    ----------    ----------    ----------    ----------   ----------
   Net investment income (loss)                    5,887         2,547         1,294         4,158           253       20,376
                                              ----------    ----------    ----------    ----------    ----------   ----------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund
   shares                                         (3,310)         (686)         (557)       (1,275)          207        5,384
  Realized gain distributions                         --            --         4,033            13            --           --
                                              ----------    ----------    ----------    ----------    ----------   ----------
  Realized gain (loss)                            (3,310)         (686)        3,476        (1,262)          207        5,384
                                              ----------    ----------    ----------    ----------    ----------   ----------
  Change in net unrealized gain (loss)
   on investments                                 61,216       (24,207)       (9,032)       (7,082)        2,826       (2,968)
                                              ----------    ----------    ----------    ----------    ----------   ----------
   Increase (decrease) in net assets from
    operations                                $   63,793    $  (22,346)   $   (4,262)   $   (4,186)   $    3,286   $   22,792
                                              ==========    ==========    ==========    ==========    ==========   ==========

                                                             AMERICAN CENTURY
                                                             VP INTERNATIONAL
                                                                 DIVISION
                                              ---------------------------------------------
                                                                            PERIOD FROM
                                                    YEAR ENDED          NOVEMBER 5, 2001(a)
                                                    DECEMBER 31,                TO
                                              ----------------------        DECEMBER 31,
                                                 2003         2002              2001
                                              ---------    ---------    -------------------
Investment Income:
  Dividend income                             $     518    $      31    $                --

Expenses:
  Mortality and expense risk charge                 925          197                     --
                                              ---------    ---------    -------------------
   Net investment income (loss)                    (407)        (166)                    --
                                              ---------    ---------    -------------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund
   shares                                          (343)        (137)                    --
  Realized gain distributions                        --           --                     --
                                              ---------    ---------    -------------------
  Realized gain (loss)                             (343)        (137)                    --
                                              ---------    ---------    -------------------
  Change in net unrealized gain (loss)
   on investments                                28,583       (4,486)                    23
                                              ---------    ---------    -------------------
   Increase (decrease) in net assets from
    operations                                $  27,833    $  (4,789)   $                23
                                              =========    =========    ===================

(a) Commencement of operations

See notes to financial statements.

                                                                                          AMERICAN               AMERICAN
                                                       AMERICAN CENTURY                     FUNDS                  FUNDS
                                                           VP VALUE                        GROWTH              GROWTH-INCOME
                                                           DIVISION                       DIVISION                DIVISION
                                             -----------------------------------    --------------------   --------------------
                                                                 PERIOD FROM             PERIOD FROM            PERIOD FROM
                                                YEAR        SEPTEMBER 20, 2002(a)   SEPTEMBER 8, 2003(a)   SEPTEMBER 8, 2003(a)
                                                ENDED                TO                      TO                     TO
                                             DECEMBER 31,        DECEMBER 31,            DECEMBER 31,           DECEMBER 31,
                                                2003                2002                    2003                   2003
                                             ------------   --------------------    --------------------   --------------------
Investment Income:
  Dividend income                            $         57   $                 --    $                 --   $                  2

Expenses:
  Mortality and expense risk charge                    --                     --                      --                     --
                                             ------------   --------------------    --------------------   --------------------
   Net investment income (loss)                        57                     --                      --                      2
                                             ------------   --------------------    --------------------   --------------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                        711                    128                       2                      1
  Realized gain distributions                          --                     --                      --                     --
                                             ------------   --------------------    --------------------   --------------------
  Realized gain (loss)                                711                    128                       2                      1
                                             ------------   --------------------    --------------------   --------------------
  Change in net unrealized gain (loss)
   on investments                                   3,052                   (251)                     29                     27
                                             ------------   --------------------    --------------------   --------------------
   Increase (decrease) in net assets from
    operations                               $      3,820   $               (123)   $                 31   $                 30
                                             ============   ====================    ====================   ====================

                                                                  AYCO
                                                                 GROWTH
                                                                DIVISION
                                             ---------------------------------------------
                                                                            PERIOD FROM
                                                    YEAR ENDED            AUGUST 2, 2001(a)
                                                    DECEMBER 31,                TO
                                             ------------------------       DECEMBER 31,
                                                2003          2002              2001
                                             ----------    ----------    -----------------
Investment Income:
  Dividend income                            $    1,580    $      745    $             479

Expenses:
  Mortality and expense risk charge               2,846         1,565                  482
                                             ----------    ----------    -----------------
   Net investment income (loss)                  (1,266)         (820)                  (3)
                                             ----------    ----------    -----------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                   13,669        (1,408)              (1,312)
  Realized gain distributions                        --            --                  442
                                             ----------    ----------    -----------------
  Realized gain (loss)                           13,669        (1,408)                (870)
                                             ----------    ----------    -----------------
  Change in net unrealized gain (loss)
   on investments                                71,623       (60,564)             (11,059)
                                             ----------    ----------    -----------------
   Increase (decrease) in net assets from
    operations                               $   84,026    $  (62,792)   $         (11,932)
                                             ==========    ==========    =================

(a) Commencement of operations

See notes to financial statements.

                                                          FIDELITY(R)                                FIDELITY(R)
                                                       VIP CONTRAFUND(R)                          VIP EQUITY-INCOME
                                                           DIVISION                                    DIVISION
                                              ----------------------------------        --------------------------------------
                                                      YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                              --------------------------------------    --------------------------------------
                                                 2003          2002          2001          2003          2002          2001
                                              ----------    ----------    ----------    ----------    ----------    ----------
Investment Income:
  Dividend income                             $    3,849    $    4,550    $    2,737    $   14,081    $   10,741    $    8,283

Expenses:
  Mortality and expense risk charge                7,174         6,013         3,789         6,687         5,981         4,828
                                              ----------    ----------    ----------    ----------    ----------    ----------
   Net investment income (loss)                   (3,325)       (1,463)       (1,052)        7,394         4,760         3,455
                                              ----------    ----------    ----------    ----------    ----------    ----------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares       (21,488)       (3,287)       (5,681)      (47,440)      (41,277)       (8,553)
  Realized gain distributions                         --            --         9,661            --        14,620        23,271
                                              ----------    ----------    ----------    ----------    ----------    ----------
  Realized gain (loss)                           (21,488)       (3,287)        3,980       (47,440)      (26,657)       14,718
                                              ----------    ----------    ----------    ----------    ----------    ----------
  Change in net unrealized gain (loss)
   on investments                                220,921       (70,937)      (47,295)      233,808      (113,953)      (42,972)
                                              ----------    ----------    ----------    ----------    ----------    ----------
   Increase (decrease) in net assets from
    operations                                $  196,108    $  (75,687)   $  (44,367)   $  193,762    $ (135,850)   $  (24,799)
                                              ==========    ==========    ==========    ==========    ==========    ==========

                                                             FIDELITY(R)
                                                             VIP GROWTH
                                                              DIVISION
                                              -----------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                              -----------------------------------------
                                                  2003           2002          2001
                                              -----------    -----------    -----------
Investment Income:
  Dividend income                             $     2,365    $     1,436    $       358

Expenses:
  Mortality and expense risk charge                 7,920          6,154          4,862
                                              -----------    -----------    -----------
   Net investment income (loss)                    (5,555)        (4,718)        (4,504)
                                              -----------    -----------    -----------

Realized gain (loss) on investments:
  Net realized loss on sale of fund shares        (89,514)        (5,969)       (23,982)
  Realized gain distributions                          --             --         33,690
                                              -----------    -----------    -----------
  Realized gain (loss)                            (89,514)        (5,969)         9,708
                                              -----------    -----------    -----------
  Change in net unrealized gain (loss)
   on investments                                 336,468       (232,754)       (98,074)
                                              -----------    -----------    -----------
   Increase (decrease) in net assets from
    operations                                $   241,399    $  (243,441)   $   (92,870)
                                              ===========    ===========    ===========

See notes to financial statements.

                                               FIDELITY(R) VIP                                FRANKLIN              GOLDMAN
                                                 INVESTMENT           FIDELITY(R)VIP       SMALL-CAP VALUE           SACHS
                                                 GRADE BOND              MID-CAP             SECURITIES          CAPITAL GROWTH
                                                  DIVISION              DIVISION              DIVISION              DIVISION
                                             --------------------  --------------------  --------------------  -------------------
                                                 PERIOD FROM           PERIOD FROM           PERIOD FROM          PERIOD FROM
                                             SEPTEMBER 8, 2003(a)  SEPTEMBER 8, 2003(a) SEPTEMBER 25, 2003(a)  DECEMBER 19, 2003(a)
                                                     TO                    TO                    TO                     TO
                                                 DECEMBER 31,          DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                    2003                  2003                  2003                   2003
                                             --------------------  --------------------  --------------------  -------------------
Investment Income:
   Dividend income                           $                 --  $                 --  $                 --  $                --

Expenses:
   Mortality and expense risk charge                           --                    --                    --                  165
                                             --------------------  --------------------  --------------------  -------------------
     Net investment income (loss)                              --                    --                    --                 (165)
                                             --------------------  --------------------  --------------------  -------------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
     fund shares                                                1                     7                     3                    1
   Realized gain distributions                                 --                    --                    --                   --
                                             --------------------  --------------------  --------------------  -------------------
   Realized gain (loss)                                         1                     7                     3                    1
                                             --------------------  --------------------  --------------------  -------------------
   Change in net unrealized gain (loss)
     on investments                                             5                   522                    79               10,054
                                             --------------------  --------------------  --------------------  -------------------
     Increase (decrease) in net assets from
        operations                           $                  6  $                529  $                 82  $             9,890
                                             ====================  ====================  ====================  ===================

                                                            MFS(R)
                                                        RESEARCH SERIES
                                                           DIVISION
                                             ------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                             ------------------------------------
                                                2003         2002         2001
                                             ----------   ----------   ----------
Investment Income:
   Dividend income                           $    1,330   $      557   $       24

Expenses:
   Mortality and expense risk charge              1,906        2,052        1,623
                                             ----------   ----------   ----------
     Net investment income (loss)                  (576)      (1,495)      (1,599)
                                             ----------   ----------   ----------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
     fund shares                                (50,427)      (9,365)      (9,745)
   Realized gain distributions                       --           --       22,580
                                             ----------   ----------   ----------
   Realized gain (loss)                         (50,427)      (9,365)      12,835
                                             ----------   ----------   ----------
   Change in net unrealized gain (loss)
     on investments                              93,492      (54,905)     (52,521)
                                             ----------   ----------   ----------
     Increase (decrease) in net assets from
        operations                           $   42,489   $  (65,765)  $  (41,285)
                                             ==========   ==========   ==========

(a) Commencement of operations

See notes to financial statements.

                                                            MFS(R)                                     PIMCO
                                                       UTILITIES SERIES                             TOTAL RETURN
                                                           DIVISION                                   DIVISION
                                             ------------------------------------   --------------------------------------------
                                                                                                                PERIOD FROM
                                                                                         YEAR ENDED          AUGUST 20, 2001(a)
                                                    YEAR ENDED DECEMBER 31,              DECEMBER 31,                TO
                                             ------------------------------------   ----------------------      DECEMBER 31,
                                                2003         2002         2001         2003        2002             2001
                                             ----------   ----------   ----------   ----------  ----------  --------------------
Investment Income:
   Dividend income                           $    4,497   $    3,916   $    4,565   $   29,496  $   29,460  $              1,304

Expenses:
   Mortality and expense risk charge              1,899        1,568        1,322        9,246       6,554                   319
                                             ----------   ----------   ----------   ----------  ----------  --------------------
     Net investment income                        2,598        2,348        3,243       20,250      22,906                   985
                                             ----------   ----------   ----------   ----------  ----------  --------------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
     fund shares                                (30,721)      (4,688)      (9,898)       8,902       1,009                  (169)
   Realized gain distributions                       --           --       11,971        8,562      12,421                 5,486
                                             ----------   ----------   ----------   ----------  ----------  --------------------
   Realized gain (loss)                         (30,721)      (4,688)       2,073       17,464      13,430                 5,317
                                             ----------   ----------   ----------   ----------  ----------  --------------------
   Change in net unrealized gain (loss)
     on investments                              88,381      (36,006)     (45,811)       4,432      24,412                (7,404)
                                             ----------   ----------   ----------   ----------  ----------  --------------------
     Increase (decrease) in net assets from
        operations                           $   60,258   $  (38,346)  $  (40,495)  $   42,146  $   60,748  $             (1,102)
                                             ==========   ==========   ==========   ==========  ==========  ====================

                                                              PROFUND
                                                            VP FINANCIAL
                                                              DIVISION
                                             ------------------------------------------
                                                                       PERIOD FROM
                                                                   DECEMBER 27, 2002(a)
                                                  YEAR ENDED                TO
                                                 DECEMBER 31,          DECEMBER 31,
                                                     2003                  2002
                                             --------------------  --------------------
Investment Income:
   Dividend income                           $                  7  $                 --

Expenses:
   Mortality and expense risk charge                           --                    --
                                             --------------------  --------------------
     Net investment income                                      7                    --
                                             --------------------  --------------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
     fund shares                                               31                    --
   Realized gain distributions                                 --                    --
                                             --------------------  --------------------
   Realized gain (loss)                                        31                    --
                                             --------------------  --------------------
   Change in net unrealized gain (loss)
     on investments                                           860                    --
                                             --------------------  --------------------
     Increase (decrease) in net assets from
        operations                           $                898                   $--
                                             ====================  ====================

(a) Commencement of operations

See notes to financial statements.

                                         PROFUND                                 PROFUND
                                           VP                                      VP
                                        HEALTHCARE                              TECHNOLOGY
                                         DIVISION                                DIVISION
                           ------------------------------------    ------------------------------------
                                                PERIOD FROM                             PERIOD FROM
                               YEAR         NOVEMBER 1, 2002(a)        YEAR         NOVEMBER 1, 2002(a)
                               ENDED                TO                 ENDED                TO
                           DECEMBER 31,        DECEMBER 31,         DECEMBER 31,       DECEMBER 31,
                               2003                2002                2003                2002
                           -------------   --------------------    -------------   --------------------
Investment Income:
   Dividend income         $          --   $                 --    $          --   $                 --

Expenses:
   Mortality and expense
     risk charge                      --                     --               --                     --
                           -------------   --------------------    -------------   --------------------
   Net investment
     income (loss)                    --                     --               --                     --
                           -------------   --------------------    -------------   --------------------

Realized gain (loss)
   on investments:
   Net realized gain
     (loss) on sale
     of fund shares                  150                     --              408                     --
   Realized gain
     distributions                    --                     --               --                     --
                           -------------   --------------------    -------------   --------------------
   Realized gain (loss)              150                     --              408                     --
                           -------------   --------------------    -------------   --------------------
   Change in net
     unrealized
     gain (loss)
     on investments                1,414                    (10)           2,621                     (4)
                           -------------   --------------------    -------------   --------------------
     Increase (decrease)
        in net assets
        from operations    $       1,564   $                (10)   $       3,029   $                 (4)
                           =============   ====================    =============   ====================

                                          SCUDDER                            T. ROWE PRICE
                                       VIT SMALL CAP                              MID-CAP
                                           INDEX                                  GROWTH
                                         DIVISION                                DIVISION
                           ------------------------------------    -------------------------------------
                                               PERIOD FROM                             PERIOD FROM
                               YEAR        SEPTEMBER 20, 2002(a)       YEAR        OCTOBER 18, 2002(a)
                               ENDED               TO                  ENDED               TO
                            DECEMBER 31,       DECEMBER 31,         DECEMBER 31,       DECEMBER 31,
                               2003               2002                 2003               2002
                           -------------   ---------------------   -------------   --------------------
Investment Income:
   Dividend income         $         151   $                  11   $          --   $                 --

Expenses:
   Mortality and expense
     risk charge                      10                      --               9                     --
                           -------------   ---------------------   -------------   --------------------
   Net investment
     income (loss)                   141                      11              (9)                    --
                           -------------   ---------------------   -------------   --------------------

Realized gain (loss)
   on investments:
   Net realized gain
     (loss) on sale
     of fund shares                  336                      (2)            227                     --
   Realized gain
     distributions                    --                       1              --                     --
                           -------------   ---------------------   -------------   --------------------
   Realized gain (loss)              336                      (1)            227                     --
                           -------------   ---------------------   -------------   --------------------
   Change in net
     unrealized
     gain (loss)
     on investments               10,203                     (94)          6,474                    (23)
                           -------------   ---------------------   -------------   --------------------
     Increase (decrease)
        in net assets
        from operations    $      10,680   $                 (84)  $       6,692   $                (23)
                           =============   =====================   =============   ====================

(a) Commencement of operations

See notes to financial statements.

                                                                                                     VANGUARD(R)
                                                            TEMPLETON                                VIF MID-CAP
                                                        FOREIGN SECURITIES                              INDEX
                                                             DIVISION                                 DIVISION
                                              --------------------------------------    -------------------------------------
                                                                                                             PERIOD FROM
                                                                                            YEAR        SEPTEMBER 20, 2002(a)
                                                      YEAR ENDED DECEMBER 31,               ENDED                 TO
                                              --------------------------------------     DECEMBER 31,        DECEMBER 31,
                                                 2003          2002          2001           2003                 2002
                                              ----------    ----------    ----------    -------------   ---------------------
Investment Income:
   Dividend income                            $    5,238    $    5,492    $    7,840    $         120   $                  --

Expenses:
   Mortality and expense risk charge               2,446         2,404         2,189               10                      --
                                              ----------    ----------    ----------    -------------   ---------------------
     Net investment income                         2,792         3,088         5,651              110                      --
                                              ----------    ----------    ----------    -------------   ---------------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
     fund shares                                 (15,100)      (53,776)      (31,864)             159                      --
   Realized gain distributions                        --            --        58,736              385                      --
                                              ----------    ----------    ----------    -------------   ---------------------
   Realized gain (loss)                          (15,100)      (53,776)       26,872              544                      --
                                              ----------    ----------    ----------    -------------   ---------------------
   Change in net unrealized gain (loss)
     on investments                               93,672        (5,063)      (76,819)           7,379                     (61)
                                              ----------    ----------    ----------    -------------   ---------------------
     Increase (decrease) in net assets from
        operations                            $   81,364    $  (55,751)   $  (44,296)   $       8,033   $                 (61)
                                              ==========    ==========    ==========    =============   =====================

                                                           VANGUARD(R)
                                                               VIF
                                                           REIT INDEX
                                                            DIVISION
                                              -------------------------------------
                                                                    PERIOD FROM
                                                  YEAR         SEPTEMBER 9, 2002(a)
                                                  ENDED                  TO
                                               DECEMBER 31,         DECEMBER 31,
                                                  2003                  2002
                                              -------------   ---------------------
Investment Income:
   Dividend income                            $         352   $                  --

Expenses:
   Mortality and expense risk charge                     --                      --
                                              -------------   ---------------------
     Net investment income                              352                      --
                                              -------------   ---------------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
     fund shares                                         70                      --
   Realized gain distributions                          274                      --
                                              -------------   ---------------------
   Realized gain (loss)                                 344                      --
                                              -------------   ---------------------
   Change in net unrealized gain (loss)
     on investments                                   3,935                      22
                                              -------------   ---------------------
     Increase (decrease) in net assets from
        operations                            $       4,631   $                  22
                                              =============   =====================

(a) Commencement of operations

See notes to financial statements.

                                                                     VANGUARD(R)
                                                                      VIF SMALL
                                                                    COMPANY GROWTH
                                                                       DIVISION
                                                         ------------------------------------
                                                                              PERIOD FROM
                                                             YEAR        NOVEMBER 11, 2002(a)
                                                             ENDED                TO
                                                         DECEMBER 31,        DECEMBER 31,
                                                             2003               2002
                                                         -------------   --------------------
Investment Income:
   Dividend income                                       $           2   $                 --

Expenses:
   Mortality and expense risk charge                                --                     --
                                                         -------------   --------------------
     Net investment income                                           2                     --
                                                         -------------   --------------------

Realized gain on investments:
   Net realized gain on sale of fund shares                        187                     --
                                                         -------------   --------------------
   Realized gain                                                   187                     --
                                                         -------------   --------------------
   Change in net unrealized gain (loss) on investments           4,138                    (71)
                                                         -------------   --------------------
     Increase (decrease) in net assets from operations   $       4,327   $                (71)
                                                         =============   ====================

(a) Commencement of operations

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                             JPF SEPARATE ACCOUNT B

                                                          JPVF                                   JPVF
                                                         GROWTH                             SMALL COMPANY
                                                        DIVISION                               DIVISION
                                          -------------------------------------  -------------------------------------
                                                 YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                          -------------------------------------  -------------------------------------
                                              2003         2002         2001         2003         2002         2001
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment loss                     $    (3,548) $    (2,130) $    (1,219) $    (4,419) $    (4,145) $    (2,732)
  Net realized gain (loss)
    on investments                            (13,580)      (7,670)       5,030      (29,589)     (43,840)      (2,302)
  Change in net unrealized
    gain (loss )
    on investments                            117,689      (59,935)     (54,189)     193,049     (124,340)       6,942
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net
   assets from operations                     100,561      (69,735)     (50,378)     159,041     (172,325)       1,908
Contractholder transactions--
   Note G:
   Transfers of net premiums                  189,165      183,612      106,233      136,644      158,601      153,130
   Transfers from/to
      General Account and
      within Separate
      Account, net                             31,731       42,891       43,484      (17,055)     (24,780)     154,608
   Transfers of cost
      of insurance                            (79,727)     (68,110)     (28,392)     (78,509)     (95,396)     (37,707)
   Transfers on account
      of other terminations                    (4,247)      (5,712)       1,565       (4,218)      (1,170)       1,956
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net
   assets derived from
   contractholder transactions                136,922      152,681      122,890       36,862       37,255      271,987
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)
   in net assets                              237,483       82,946       72,512      195,903     (135,070)     273,895
Balance at beginning of period                280,309      197,363      124,851      411,093      546,163      272,268
                                          -----------  -----------  -----------  -----------  -----------  -----------
Balance at end of period                  $   517,792  $   280,309  $   197,363  $   606,996  $   411,093  $   546,163
                                          ===========  ===========  ===========  ===========  ===========  ===========

                                                              JPVF
                                                         MID-CAP GROWTH
                                                            DIVISION
                                          ---------------------------------------------
                                                                       PERIOD FROM
                                                 YEAR ENDED         OCTOBER 22, 2001(a)
                                                DECEMBER 31,                  TO
                                          ------------------------       DECEMBER 31,
                                              2003         2002            2001
                                          -----------  -----------  -------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment loss                     $    (1,256) $      (280) $                --
  Net realized gain (loss)
    on investments                              1,357         (399)                   5
  Change in net unrealized
    gain (loss )
    on investments                             55,719       (7,430)                 (18)
                                          -----------  -----------  -------------------
Increase (decrease) in net
   assets from operations                      55,820       (8,109)                 (13)
Contractholder transactions--
   Note G:
   Transfers of net premiums                   68,517       51,212                3,585
   Transfers from/to
      General Account and
      within Separate
      Account, net                             47,592       34,680                1,652
   Transfers of cost
      of insurance                            (32,121)     (13,027)                (200)
   Transfers on account
      of other terminations                      (667)        (253)                   3
                                          -----------  -----------  -------------------
Net increase in net
   assets derived from
   contractholder transactions                 83,321       72,612                5,040
                                          -----------  -----------  -------------------
Net increase (decrease)
   in net assets                              139,141       64,503                5,027
Balance at beginning of period                 69,530        5,027                   --
                                          -----------  -----------  -------------------
Balance at end of period                  $   208,671  $    69,530  $             5,027
                                          ===========  ===========  ===================

(a) Commencement of operations

See notes to financial statements.

                                                          JPVF                                         JPVF
                                                   STRATEGIC GROWTH                                MID-CAP VALUE
                                                        DIVISION                                     DIVISION
                                          -------------------------------------  ---------------------------------------------
                                                                                                               PERIOD FROM
                                                                                          YEAR ENDED        AUGUST 20, 2001(a)
                                                 YEAR ENDED DECEMBER 31,                 DECEMBER 31,              TO
                                          -------------------------------------  ------------------------      DECEMBER 31,
                                              2003         2002         2001         2003         2002             2001
                                          -----------  -----------  -----------  -----------  -----------  -------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment loss                     $    (3,027) $    (2,774) $    (2,307) $    (1,868) $      (503) $                --
  Net realized gain (loss)
    on investments                            (95,433)     (28,008)      51,598          706       (2,084)                  --
Change in net unrealized
    gain (loss)
    on investments                            186,772      (98,263)    (155,899)      83,120       (6,642)                 152
                                          -----------  -----------  -----------  -----------  -----------  -------------------
Increase (decrease) in net
   assets from operations                      88,312     (129,045)    (106,608)      81,958       (9,229)                 152
Contractholder transactions--
   Note G:
   Transfers of net premiums                  176,211      189,452      122,696      124,785       72,494                1,202
   Transfers from/to
      General Account and
      within Separate
      Account, net                           (128,519)      22,315       48,651       50,050       74,384                1,535
   Transfers of cost
      of insurance                            (64,786)     (61,098)     (35,216)     (51,776)     (22,777)                (139)
   Transfers on account
      of other terminations                    (2,069)     (15,218)        (807)      (1,032)         262                   (1)
                                          -----------  -----------  -----------  -----------  -----------  -------------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                (19,163)     135,451      135,324      122,027      124,363                2,597
                                          -----------  -----------  -----------  -----------  -----------  -------------------
Net increase (decrease)
   in net assets                               69,149        6,406       28,716      203,985      115,134                2,749
Balance at beginning of period                336,211      329,805      301,089      117,883        2,749                   --
                                          -----------  -----------  -----------  -----------  -----------  -------------------
Balance at end of period                  $   405,360  $   336,211  $   329,805  $   321,868  $   117,883  $             2,749
                                          ===========  ===========  ===========  ===========  ===========  ===================

                                                          JPVF
                                                     CAPITAL GROWTH
                                                        DIVISION
                                          -------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                          -------------------------------------
                                              2003         2002         2001
                                          -----------  -----------  -----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment loss                     $    (4,464) $    (4,809) $    (4,508)
  Net realized gain (loss)
    on investments                           (105,911)     (94,768)      30,385
  Change in net unrealized
    gain (loss)
    on investments                            221,402     (113,051)    (162,297)
                                          -----------  -----------  -----------
Increase (decrease) in net
   assets from operations                     111,027     (212,628)    (136,420)
Contractholder transactions--
   Note G:
   Transfers of net premiums                  231,094      275,947      251,016
   Transfers from/to
      General Account and
      within Separate
      Account, net                           (164,847)     (75,185)      61,545
   Transfers of cost
      of insurance                            (95,355)    (101,305)     (67,474)
   Transfers on account
      of other terminations                    (5,652)     (18,059)         (55)
                                          -----------  -----------  -----------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                (34,760)      81,398      245,032
                                          -----------  -----------  -----------
Net increase (decrease)
   in net assets                               76,267     (131,230)     108,612
Balance at beginning of period                498,099      629,329      520,717
                                          -----------  -----------  -----------
Balance at end of period                  $   574,366  $   498,099  $   629,329
                                          ===========  ===========  ===========

(a) Commencement of operations

See notes to financial statements.

                                                              JPVF                                       JPVF
                                                         SMALL-CAP VALUE                                VALUE
                                                            DIVISION                                   DIVISION
                                          --------------------------------------------  -------------------------------------
                                                                       PERIOD FROM
                                                 YEAR ENDED         AUGUST 20, 2001(a)
                                                DECEMBER 31,              TO                   YEAR ENDED DECEMBER 31,
                                          ------------------------     DECEMBER 31,     -------------------------------------
                                              2003         2002            2001             2003         2002         2001
                                          -----------  -----------  ------------------  -----------  -----------  -----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $    (1,529) $      (535) $               89  $       122  $       (50) $       126
   Net realized gain (loss)
      on investments                              695         (203)                 65      (24,130)     (30,159)         677
   Change in net unrealized
      gain (loss)
      on investments                           58,446       (9,586)                396      171,271     (105,575)       4,147
                                          -----------  -----------  ------------------  -----------  -----------  -----------
Increase (decrease) in net
   assets from operations                      57,612      (10,324)                550      147,263     (135,784)       4,950
Contractholder transactions--
   Note G:
   Transfers of net premiums                   90,200       50,092               2,010      281,628      250,994      131,393
   Transfers from/to
      General Account and
      within Separate
      Account, net                             24,086       72,314              12,988      (56,332)      10,886       40,611
   Transfers of cost
      of insurance                            (36,562)     (15,953)               (284)    (120,155)     (99,484)     (42,435)
   Transfers on account
      of other terminations                    (1,137)         (42)                394       (3,270)      (4,173)           4
                                          -----------  -----------  ------------------  -----------  -----------  -----------
Net increase in net
   assets derived from
   contractholder transactions                 76,587      106,411              15,108      101,871      158,223      129,573
                                          -----------  -----------  ------------------  -----------  -----------  -----------
Net increase (decrease)
   in net assets                              134,199       96,087              15,658      249,134       22,439      134,523
Balance at beginning
   of period                                  111,745       15,658                  --      516,223      493,784      359,261
                                          -----------  -----------  ------------------  -----------  -----------  -----------
Balance at end of period                  $   245,944  $   111,745  $           15,658  $   765,357  $   516,223  $   493,784
                                          ===========  ===========  ==================  ===========  ===========  ===========

                                                          JPVF
                                                  INTERNATIONAL EQUITY
                                                        DIVISION
                                          -------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                          -------------------------------------
                                              2003         2002         2001
                                          -----------  -----------  -----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $       365  $    (1,522) $    (1,172)
   Net realized gain (loss)
      on investments                           (8,453)     (21,869)     (16,682)
   Change in net unrealized
      gain (loss)
      on investments                           85,093      (23,804)     (14,111)
                                          -----------  -----------  -----------
Increase (decrease) in net
   assets from operations                      77,005      (47,195)     (31,965)
Contractholder transactions--
   Note G:
   Transfers of net premiums                  151,204      100,205       73,638
   Transfers from/to
      General Account and
      within Separate
      Account, net                             19,737       (1,714)     (15,478)
   Transfers of cost
      of insurance                            (58,226)     (44,972)     (17,751)
   Transfers on account
      of other terminations                    (3,219)      (6,831)         714
                                          -----------  -----------  -----------
Net increase in net
   assets derived from
   contractholder transactions                109,496       46,688       41,123
                                          -----------  -----------  -----------
Net increase (decrease)
   in net assets                              186,501         (507)       9,158
Balance at beginning
   of period                                  171,164      171,671      162,513
                                          -----------  -----------  -----------
Balance at end of period                  $   357,665  $   171,164  $   171,671
                                          ===========  ===========  ===========

(a) Commencement of operations

See notes to financial statements.

                                                          JPVF                                   JPVF
                                                      S&P 500 INDEX                        WORLD GROWTH STOCK
                                                        DIVISION                               DIVISION
                                          -------------------------------------  -------------------------------------
                                                 YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                          -------------------------------------  -------------------------------------
                                              2003         2002         2001         2003         2002         2001
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $     6,293  $     2,140  $    (2,216) $     4,112  $       734  $     1,460
   Net realized gain (loss)
      on investments                          (81,277)     (31,130)     (22,620)     (39,341)      (5,320)      27,816
   Change in net unrealized
      gain (loss)
      on investments                          516,045     (377,062)    (113,180)     115,462      (55,488)     (48,658)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net
   assets from operations                     441,061     (406,052)    (138,016)      80,233      (60,074)     (19,382)
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                            526,930      611,351      541,199       97,645       99,006      121,093
   Transfers from/to
      General Account and
      within Separate
      Account, net                             45,246      144,211       79,167     (123,401)      16,529        4,186
   Transfers of cost
      of insurance                           (260,734)    (226,367)    (100,616)     (48,506)     (47,508)     (29,287)
   Transfer on account
      of death                                     --           --      (11,881)          --           --           --
   Transfers on account of
      other terminations                     (238,537)      11,228       10,041         (601)      (1,182)      (1,132)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                                72,905      540,423      517,910      (74,863)      66,845       94,860
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)
   in net assets                              513,966      134,371      379,894        5,370        6,771       75,478
Balance at beginning
   of period                                1,530,970    1,396,599    1,016,705      330,310      323,539      248,061
                                          -----------  -----------  -----------  -----------  -----------  -----------
Balance at end of period                  $ 2,044,936  $ 1,530,970  $ 1,396,599  $   335,680  $   330,310  $   323,539
                                          ===========  ===========  ===========  ===========  ===========  ===========

                                                          JPVF
                                                     HIGH YIELD BOND
                                                        DIVISION
                                          -------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                          -------------------------------------
                                              2003         2002         2001
                                          -----------  -----------  -----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $    24,551  $    (3,199) $    35,410
   Net realized gain (loss)
      on investments                           (5,745)     (26,384)      (4,782)
   Change in net unrealized
      gain (loss)
      on investments                           55,606       31,563      (23,526)
                                          -----------  -----------  -----------
Increase (decrease) in net
   assets from operations                      74,412        1,980        7,102
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                            170,660      131,488       96,814
   Transfers from/to
      General Account and
      within Separate
      Account, net                            (10,483)     (58,265)      59,510
   Transfers of cost
      of insurance                            (97,483)     (93,995)     (27,753)
   Transfer on account
      of death                                     --           --           --
   Transfers on account of
      other terminations                       (4,789)        (734)       1,439
                                          -----------  -----------  -----------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                                57,905      (21,506)     130,010
                                          -----------  -----------  -----------
Net increase (decrease)
   in net assets                              132,317      (19,526)     137,112
Balance at beginning
   of period                                  372,798      392,324      255,212
                                          -----------  -----------  -----------
Balance at end of period                  $   505,115  $   372,798  $   392,324
                                          ===========  ===========  ===========

See notes to financial statements.

                                                            JPVF                                      JPVF
                                                          BALANCED                                MONEY MARKET
                                                          DIVISION                                  DIVISION
                                          ----------------------------------------  ----------------------------------------
                                                   YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                          ----------------------------------------  ----------------------------------------
                                              2003          2002          2001          2003          2002          2001
                                          ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $      5,887  $      2,547  $      1,294  $      4,158  $        253  $     20,376
   Net realized gain (loss)
      on investments                            (3,310)         (686)        3,476        (1,262)          207         5,384
   Change in net unrealized
      gain (loss)
      on investments                            61,216       (24,207)       (9,032)       (7,082)        2,826        (2,968)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
   assets from operations                       63,793       (22,346)       (4,262)       (4,186)        3,286        22,792
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                             317,602       259,921        75,910     1,489,957       910,677       312,019
   Transfers from/to
      General Account and
      within Separate
      Account, net                             (37,856)      113,191        31,132    (1,288,945)      537,517      (253,885)
   Transfers of cost
      of insurance                            (127,088)      (98,859)      (28,723)     (303,657)     (297,314)     (306,015)
   Transfers on account
      of other terminations                     (4,074)       (2,998)           97       (13,112)       (5,431)         (611)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                 148,584       271,255        78,416      (115,757)    1,145,449      (248,492)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)
   in net assets                               212,377       248,909        74,154      (119,943)    1,148,735      (225,700)
Balance at beginning of period                 402,307       153,398        79,244     1,471,293       322,558       548,258
                                          ------------  ------------  ------------  ------------  ------------  ------------
Balance at end of period                  $    614,684  $    402,307  $    153,398  $  1,351,350  $  1,471,293  $    322,558
                                          ============  ============  ============  ============  ============  ============

                                                         AMERICAN CENTURY
                                                         VP INTERNATIONAL
                                                             DIVISION
                                          -----------------------------------------------
                                                                          PERIOD FROM
                                                  YEAR ENDED          NOVEMBER 5, 2001(a)
                                                 DECEMBER 31,                 TO
                                          --------------------------     DECEMBER 31,
                                              2003          2002             2001
                                          ------------  ------------  -------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $       (407) $       (166) $                --
   Net realized gain (loss)
      on investments                              (343)         (137)                  --
   Change in net unrealized
      gain (loss)
      on investments                            28,583        (4,486)                  23
                                          ------------  ------------  -------------------
Increase (decrease) in net
   assets from operations                       27,833        (4,789)                  23
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                              44,409        29,023                  953
   Transfers from/to
      General Account and
      within Separate
      Account, net                              59,727        37,146                  197
   Transfers of cost
      of insurance                             (20,165)       (8,320)                 (39)
   Transfers on account
      of other terminations                       (194)          (81)                  (1)
                                          ------------  ------------  -------------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                  83,777        57,768                1,110
                                          ------------  ------------  -------------------
Net increase (decrease)
   in net assets                               111,610        52,979                1,133
Balance at beginning of period                  54,112         1,133                   --
                                          ------------  ------------  -------------------
Balance at end of period                  $    165,722  $     54,112  $             1,133
                                          ============  ============  ===================

(a) Commencement of operations

See notes to financial statements.

                                                        AMERICAN                  AMERICAN FUNDS        AMERICAN FUNDS
                                                    CENTURY VP VALUE                  GROWTH             GROWTH-INCOME
                                                        DIVISION                     DIVISION               DIVISION
                                          -----------------------------------  ---------------------  ---------------------
                                                             PERIOD FROM            PERIOD FROM            PERIOD FROM
                                             FOR THE    SEPTEMBER 20, 2002(a)  SEPTEMBER 8, 2003(a)   SEPTEMBER 8, 2003(a)
                                           YEAR ENDED            TO                     TO                     TO
                                          DECEMBER 31,       DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                              2003              2002                   2003                   2003
                                          ------------  ---------------------  ---------------------  ---------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $         57  $                  --  $                  --  $                   2
   Net realized gain (loss)
      on investments                               711                    128                      2                      1
   Change in net unrealized
      gain (loss)
      on investments                             3,052                   (251)                    29                     27
                                          ------------  ---------------------  ---------------------  ---------------------
Increase (decrease) in net
   assets from operations                        3,820                   (123)                    31                     30
Contractholder transactions--
   Note G:
   Transfers of net premiums                    16,340                    284                    350                    224
   Transfers from/to
      General Account and
      within Separate
      Account, net                               4,584                  4,285                  1,155                  1,123
   Transfers of cost
      of insurance                              (4,824)                  (134)                  (154)                  (107)
   Transfers on account
      of other terminations                        (40)                    (3)                    (1)                    --
                                          ------------  ---------------------  ---------------------  ---------------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                  16,060                  4,432                  1,350                  1,240
                                          ------------  ---------------------  ---------------------  ---------------------
Net increase (decrease)
   in net assets                                19,880                  4,309                  1,381                  1,270
Balance at beginning of period                   4,309                     --                     --                     --
                                          ------------  ---------------------  ---------------------  ---------------------
Balance at end of period                  $     24,189  $               4,309  $               1,381  $               1,270
                                          ============  =====================  =====================  =====================

                                                          AYCO
                                                         GROWTH
                                                        DIVISION
                                          -------------------------------------------
                                                                       PERIOD FROM
                                                 YEAR ENDED         AUGUST 2, 2001(a)
                                                DECEMBER 31,               TO
                                          ------------------------    DECEMBER 31,
                                              2003         2002           2001
                                          -----------  -----------  -----------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $    (1,266) $      (820) $              (3)
   Net realized gain (loss)
      on investments                           13,669       (1,408)              (870)
   Change in net unrealized
      gain (loss)
      on investments                           71,623      (60,564)           (11,059)
                                          -----------  -----------  -----------------
Increase (decrease) in net
   assets from operations                      84,026      (62,792)           (11,932)
Contractholder transactions--
   Note G:
   Transfers of net premiums                 (314,805)     108,267              1,512
   Transfers from/to
      General Account and
      within Separate
      Account, net                             55,822       38,994            157,446
   Transfers of cost
      of insurance                            (32,508)     (19,559)            (3,061)
   Transfers on account
      of other terminations                        31         (970)              (471)
                                          -----------  -----------  -----------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions               (291,460)     126,732            155,426
                                          -----------  -----------  -----------------
Net increase (decrease)
   in net assets                             (207,434)      63,940            143,494
Balance at beginning of period                207,434      143,494                 --
                                          -----------  -----------  -----------------
Balance at end of period                  $        --  $   207,434  $         143,494
                                          ===========  ===========  =================

(a) Commencement of operations

See notes to financial statements.

                                                        FIDELITY(R)                               FIDELITY(R)
                                                      VIP CONTRAFUND(R)                        VIP EQUITY-INCOME
                                                          DIVISION                                  DIVISION
                                          ----------------------------------------  ----------------------------------------
                                                   YEAR ENDED DECEMBER 31,                   YEAR ENDED  DECEMBER 31,
                                          ----------------------------------------  ----------------------------------------
                                              2003          2002          2001          2003          2002          2001
                                          ------------  ------------  ------------  ------------  ------------  ------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $     (3,325) $     (1,463) $     (1,052) $      7,394  $      4,760  $      3,455
   Net realized gain (loss)
      on investments                           (21,488)       (3,287)        3,980       (47,440)      (26,657)       14,718
   Change in net unrealized
      gain (loss)
      on investments                           220,921       (70,937)      (47,295)      233,808      (113,953)      (42,972)
                                          ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
   assets from operations                      196,108       (75,687)      (44,367)      193,762      (135,850)      (24,799)
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                             281,412       252,734       177,808       274,006       278,479       199,091
   Transfers from/to
      General Account and
      within Separate
      Account, net                            (132,414)      124,878        88,977       (83,357)       16,874        82,775
   Transfers of cost
      of insurance                            (121,767)      (92,760)      (41,370)     (137,997)     (110,074)      (54,908)
   Transfer on account
      of death                                      --            --       (17,768)           --            --       (31,669)
   Transfers on account of
      other terminations                       (40,161)       (5,139)        1,561        (7,475)       (4,608)           26
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                                (12,930)      279,713       209,208        45,177       180,671       195,315
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets                     183,178       204,026       164,841       238,939        44,821       170,516
Balance at beginning
   of period                                   754,235       550,209       385,368       709,689       664,868       494,352
                                          ------------  ------------  ------------  ------------  ------------  ------------
Balance at end of period                  $    937,413  $    754,235  $    550,209  $    948,628  $    709,689  $    664,868
                                          ============  ============  ============  ============  ============  ============

                                                           FIDELITY(R)
                                                            VIP GROWTH
                                                             DIVISION
                                          -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------
                                               2003            2002          2001
                                          ---------------  ------------  ------------
INCREASE IN NET ASSETS
Operations:
   Net investment
      income (loss)                       $        (5,555) $     (4,718) $     (4,504)
   Net realized gain (loss)
      on investments                              (89,514)       (5,969)        9,708
   Change in net unrealized
      gain (loss)
      on investments                              336,468      (232,754)      (98,074)
                                          ---------------  ------------  ------------
Increase (decrease) in net
   assets from operations                         241,399      (243,441)      (92,870)
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                                370,872       373,465       233,638
   Transfers from/to
      General Account and
      within Separate
      Account, net                                (97,659)      118,698        88,177
   Transfers of cost
      of insurance                               (167,640)     (135,270)      (64,352)
   Transfer on account
      of death                                         --            --       (11,423)
   Transfers on account of
      other terminations                           (3,390)       (5,299)        1,511
                                          ---------------  ------------  ------------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                                   102,183       351,594       247,551
                                          ---------------  ------------  ------------
Net increase in net assets                        343,582       108,153       154,681
Balance at beginning
   of period                                      776,451       668,298       513,617
                                          ---------------  ------------  ------------
Balance at end of period                  $     1,120,033  $    776,451  $    668,298
                                          ===============  ============  ============

See notes to financial statements.

                                               FIDELITY(R)                                  FRANKLIN               GOLDMAN
                                             VIP INVESTMENT          FIDELITY(R)            SMALL CAP               SACHS
                                               GRADE BOND            VIP MID-CAP         VALUE SECURITIES       CAPITAL GROWTH
                                                DIVISION              DIVISION              DIVISION               DIVISION
                                          --------------------  --------------------  ---------------------  --------------------
                                               PERIOD FROM           PERIOD FROM           PERIOD FROM           PERIOD FROM
                                          SEPTEMBER 8, 2003(a)  SEPTEMBER 8, 2003(a)  SEPTEMBER 25, 2003(a)  DECEMBER 19, 2003(a)
                                                   TO                    TO                     TO                    TO
                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                  2003                 2003                   2003                  2003
                                          --------------------  --------------------  ---------------------  --------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment loss                    $                 --  $                 --  $                  --  $               (165)
   Net realized gain (loss)
      on investments                                         1                     7                      3                     1
   Change in net unrealized
      gain (loss)
      on investments                                         5                   522                     79                10,054
                                          --------------------  --------------------  ---------------------  --------------------
Increase (decrease) in net
   assets from operations                                    6                   529                     82                 9,890
Contractholder transactions--
   Note G:
   Transfers of net premiums                               608                   596                     79               439,663
   Transfers from/to
      General Account and
      within Separate
      Account, net                                       2,146                 8,104                    485                 4,708
   Transfers of cost
      of insurance                                        (130)                 (268)                   (42)               (1,433)
   Transfer on account
      of death                                              --                    --                     --                    --
   Transfers on account
      of other terminations                                 --                   (10)                    (1)                 (143)
                                          --------------------  --------------------  ---------------------  --------------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                           2,624                 8,422                    521               442,795
                                          --------------------  --------------------  ---------------------  --------------------
Net increase (decrease)
   in net assets                                         2,630                 8,951                    603               452,685
Balance at beginning of period                              --                    --                     --                    --
                                          --------------------  --------------------  ---------------------  --------------------
Balance at end of period                  $              2,630  $              8,951  $                 603  $            452,685
                                          ====================  ====================  =====================  ====================

                                                           MFS(R)
                                                       RESEARCH SERIES
                                                          DIVISION
                                          ----------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                          ----------------------------------------
                                              2003          2002          2001
                                          ------------  ------------  ------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment loss                    $       (576) $     (1,495) $     (1,599)
   Net realized gain (loss)
      on investments                           (50,427)       (9,365)       12,835
   Change in net unrealized
      gain (loss)
      on investments                            93,492       (54,905)      (52,521)
                                          ------------  ------------  ------------
Increase (decrease) in net
   assets from operations                       42,489       (65,765)      (41,285)
Contractholder transactions--
   Note G:
   Transfers of net premiums                   107,758        94,275        60,538
   Transfers from/to
      General Account and
      within Separate
      Account, net                             (99,898)       30,460        50,676
   Transfers of cost
      of insurance                             (46,499)      (45,690)      (22,560)
   Transfer on account
      of death                                      --            --       (17,147)
   Transfers on account
      of other terminations                     (5,360)       (1,062)        5,870
                                          ------------  ------------  ------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                 (43,999)       77,983        77,377
                                          ------------  ------------  ------------
Net increase (decrease)
   in net assets                                (1,510)       12,218        36,092
Balance at beginning of period                 237,933       225,715       189,623
                                          ------------  ------------  ------------
Balance at end of period                  $    236,423  $    237,933  $    225,715
                                          ============  ============  ============

(a) Commencement of operations

See notes to financial statements.

                                                           MFS(R)                                    PIMCO
                                                     UTILITIES SERIES                             TOTAL RETURN
                                                         DIVISION                                    DIVISION
                                          ----------------------------------  ----------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                         YEAR ENDED             AUGUST 20, 2001(a)
                                                YEAR ENDED DECEMBER 31,                 DECEMBER 31,                    TO
                                          ----------------------------------  --------------------------------     DECEMBER 31,
                                             2003        2002        2001          2003             2002               2001
                                          ----------  ----------  ----------  ---------------  ---------------  ------------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                  $    2,598  $    2,348  $    3,243  $        20,250  $        22,906  $              985
   Net realized gain (loss)
      on investments                         (30,721)     (4,688)      2,073           17,464           13,430               5,317
   Change in net unrealized
      gain (loss)
      on investments                          88,381     (36,006)    (45,811)           4,432           24,412              (7,404)
                                          ----------  ----------  ----------  ---------------  ---------------  ------------------
Increase (decrease) in net
   assets from operations                     60,258     (38,346)    (40,495)          42,146           60,748              (1,102)
Contractholder transactions--
   Note G:
   Transfers of net premiums                 120,412     128,779      58,711          391,362          293,624              26,115
   Transfers from/to
      General Account and
      within Separate
      Account, net                          (113,553)     35,630      11,047         (138,424)         561,862             314,849
   Transfers of cost
      of insurance                           (53,771)    (43,585)    (18,502)        (202,750)        (200,966)            (16,609)
   Transfer on account
      of death                                    --          --     (11,964)              --               --                  --
   Transfers on account
      of other terminations                   (2,982)     (1,165)      1,498           (9,093)            (983)             (3,693)
                                          ----------  ----------  ----------  ---------------  ---------------  ------------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions               (49,894)    119,659      40,790           41,095          653,537             320,662
                                          ----------  ----------  ----------  ---------------  ---------------  ------------------
Net increase in net assets                    10,364      81,313         295           83,241          714,285             319,560
Balance at beginning of period               230,591     149,278     148,983        1,033,845          319,560                  --
                                          ----------  ----------  ----------  ---------------  ---------------  ------------------
Balance at end of period                  $  240,955  $  230,591  $  149,278  $     1,117,086  $     1,033,845  $          319,560
                                          ==========  ==========  ==========  ===============  ===============  ==================

                                                          PROFUND
                                                       VP FINANCIAL
                                                         DIVISION
                                          --------------------------------------
                                                                PERIOD FROM
                                              FOR THE       DECEMBER 27, 2002(a)
                                            YEAR ENDED               TO
                                            DECEMBER 31,        DECEMBER 31,
                                          ---------------  ---------------------
                                               2003                2002
                                          ---------------  ---------------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                  $             7  $                  --
   Net realized gain (loss)
      on investments                                   31                     --
   Change in net unrealized
      gain (loss)
      on investments                                  860                     --
                                          ---------------  ---------------------
Increase (decrease) in net
   assets from operations                             898                     --
Contractholder transactions--
   Note G:
   Transfers of net premiums                        4,189                     26
   Transfers from/to
      General Account and
      within Separate
      Account, net                                  1,383                     24
   Transfers of cost
      of insurance                                   (676)                    (2)
   Transfer on account
      of death                                         --                     --
   Transfers on account
      of other terminations                            10                     --
                                          ---------------  ---------------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions                      4,906                     48
                                          ---------------  ---------------------
Net increase in net assets                          5,804                     48
Balance at beginning of period                         48                     --
                                          ---------------  ---------------------
Balance at end of period                  $         5,852  $                  48
                                          ===============  =====================

(a) Commencement of operations

See notes to financial statements.

                                                       PROFUND                              PROFUND
                                                    VP HEALTHCARE                        VP TECHNOLOGY
                                                       DIVISION                             DIVISION
                                          -----------------------------------  -----------------------------------
                                                              PERIOD FROM                          PERIOD FROM
                                             FOR THE      NOVEMBER 1, 2002(a)     FOR THE      NOVEMBER 1, 2002(a)
                                            YEAR ENDED            TO             YEAR ENDED            TO
                                           DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                              2003               2002              2003               2002
                                          -------------  --------------------  -------------  --------------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                  $          --  $                 --  $          --  $                 --
   Net realized gain (loss)
      on investments                                150                    --            408                    --
   Change in net unrealized
      gain (loss)
      on investments                              1,414                   (10)         2,621                    (4)
                                          -------------  --------------------  -------------  --------------------
Increase (decrease) in net
   assets from operations                         1,564                   (10)         3,029                    (4)
Contractholder transactions--
   Note G:
   Transfers of net premiums                     12,451                   175          7,020                   139
   Transfers from/to
      General Account and
      within Separate
      Account, net                                5,364                   263          6,857                    60
   Transfers of cost
      of insurance                               (2,872)                  (51)        (2,691)                  (13)
   Transfers on account
      of other terminations                         (19)                    2           (146)                   --
                                          -------------  --------------------  -------------  --------------------
Net increase in net assets
   derived from contractholder
   transactions                                  14,924                   389         11,040                   186
                                          -------------  --------------------  -------------  --------------------
Net increase in net assets                       16,488                   379         14,069                   182
Balance at beginning of period                      379                    --            182                    --
                                          -------------  --------------------  -------------  --------------------
Balance at end of period                  $      16,867  $                379  $      14,251  $                182
                                          =============  ====================  =============  ====================

                                                        SCUDDER
                                                  VIT SMALL CAP INDEX
                                                        DIVISION
                                          ------------------------------------
                                                              PERIOD FROM
                                             FOR THE     SEPTEMBER 20, 2002(a)
                                           YEAR ENDED             TO
                                           DECEMBER 31,      DECEMBER 31,
                                              2003               2002
                                          -------------  ---------------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                  $         141  $                  11
   Net realized gain (loss)
      on investments                                336                     (1)
   Change in net unrealized
      gain (loss)
      on investments                             10,203                    (94)
                                          -------------  ---------------------
Increase (decrease) in net
   assets from operations                        10,680                    (84)
Contractholder transactions--
   Note G:
   Transfers of net premiums                     24,669                    479
   Transfers from/to
      General Account and
      within Separate
      Account, net                               11,180                  1,644
   Transfers of cost
      of insurance                               (6,411)                  (163)
   Transfers on account
      of other terminations                         (92)                    (7)
                                          -------------  ---------------------
Net increase in net assets
   derived from contractholder
   transactions                                  29,346                  1,953
                                          -------------  ---------------------
Net increase in net assets                       40,026                  1,869
Balance at beginning of period                    1,869                     --
                                          -------------  ---------------------
Balance at end of period                  $      41,895  $               1,869
                                          =============  =====================

(a) Commencement of operations

See notes to financial statements.

                                                                   T. ROWE PRICE                          TEMPLETON
                                                                   MID-CAP GROWTH                    FOREIGN SECURITIES
                                                                      DIVISION                            DIVISION
                                                         ---------------------------------  -------------------------------------
                                                                           PERIOD FROM
                                                            FOR THE    OCTOBER 18, 2002(a)
                                                          YEAR ENDED           TO                  YEAR ENDED DECEMBER 31,
                                                         DECEMBER 31,      DECEMBER 31,     -------------------------------------
                                                             2003             2002              2003         2002         2001
                                                         ------------  -------------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                          $         (9) $                --  $     2,792  $     3,088  $     5,651
   Net realized gain (loss) on investments                        227                   --      (15,100)     (53,776)      26,872
   Change in net unrealized gain (loss)
      on investments                                            6,474                  (23)      93,672       (5,063)     (76,819)
                                                         ------------  -------------------  -----------  -----------  -----------
Increase (decrease) in net assets from operations               6,692                  (23)      81,364      (55,751)     (44,296)
Contractholder transactions--Note G:
   Transfers of net premiums                                   28,058                  339      118,906       86,545       95,224
   Transfers from/to General Account and
      within Separate Account, net                              6,571                1,146        7,074      (25,065)      62,093
   Transfers of cost of insurance                              (7,283)                (167)     (55,315)     (50,025)     (23,686)
   Transfer on account of death                                    --                   --           --           --      (18,092)
   Transfers on account of other terminations                     (58)                  (5)      (5,556)     (32,884)       4,169
                                                         ------------  -------------------  -----------  -----------  -----------
Net increase (decrease) in net assets derived
   from contractholder transactions                            27,288                1,313       65,109      (21,429)     119,708
                                                         ------------  -------------------  -----------  -----------  -----------
Net increase (decrease) in net assets                          33,980                1,290      146,473      (77,180)      75,412
Balance at beginning of period                                  1,290                   --      219,374      296,554      221,142
                                                         ------------  -------------------  -----------  -----------  -----------
Balance at end of period                                 $     35,270  $             1,290  $   365,847  $   219,374  $   296,554
                                                         ============  ===================  ===========  ===========  ===========

                                                                     VANGUARD(R)
                                                                  VIF MID-CAP INDEX
                                                                      DIVISION
                                                         -----------------------------------
                                                                            PERIOD FROM
                                                           FOR THE     SEPTEMBER 20, 2002(a)
                                                          YEAR ENDED            TO
                                                         DECEMBER 31,      DECEMBER 31,
                                                             2003              2002
                                                         ------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                          $        110  $                  --
   Net realized gain (loss) on investments                        544                     --
   Change in net unrealized gain (loss)
      on investments                                            7,379                    (61)
                                                         ------------  ---------------------
Increase (decrease) in net assets from operations               8,033                    (61)
Contractholder transactions--Note G:
   Transfers of net premiums                                   25,963                    678
   Transfers from/to General Account and
      within Separate Account, net                              7,657                  8,649
   Transfers of cost of insurance                              (8,364)                  (238)
   Transfer on account of death                                    --                     --
   Transfers on account of other terminations                    (290)                    (9)
                                                         ------------  ---------------------
Net increase (decrease) in net assets derived
   from contractholder transactions                            24,966                  9,080
                                                         ------------  ---------------------
Net increase (decrease) in net assets                          32,999                  9,019
Balance at beginning of period                                  9,019                     --
                                                         ------------  ---------------------
Balance at end of period                                 $     42,018  $               9,019
                                                         ============  =====================

(a) Commencement of operations

See notes to financial statements.

                                                                    VANGUARD(R)                          VANGUARD(R)
                                                                   VIF REIT INDEX                 VIF SMALL COMPANY GROWTH
                                                                      DIVISION                            DIVISION
                                                         ----------------------------------  ----------------------------------
                                                                           PERIOD FROM                         PERIOD FROM
                                                           FOR THE     SEPTEMBER 9, 2002(a)    FOR THE     NOVEMBER 11, 2002(a)
                                                          YEAR ENDED            TO            YEAR ENDED            TO
                                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                             2003              2002              2003              2002
                                                         ------------  --------------------  ------------  --------------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                 $        352  $                 --  $          2  $                 --
   Net realized gain on investments                               344                    --           187                    --
   Change in net unrealized gain (loss) on investments          3,935                    22         4,138                   (71)
                                                         ------------  --------------------  ------------  --------------------
Increase (decrease) in net assets from operations               4,631                    22         4,327                   (71)
Contractholder transactions--Note G:
   Transfers of net premiums                                   14,391                   680        12,695                   165
   Transfers from/to General Account and within
     Separate Account, net                                      7,394                 2,483         3,058                 6,288
   Transfers of cost of insurance                              (4,196)                 (172)       (4,186)                 (100)
   Transfers on account of other terminations                     (87)                   --           (64)                   (1)
                                                         ------------  --------------------  ------------  --------------------
Net increase in net assets derived from contractholder
     transactions                                              17,502                 2,991        11,503                 6,352
                                                         ------------  --------------------  ------------  --------------------
Net increase in net assets                                     22,133                 3,013        15,830                 6,281
Balance at beginning of period                                  3,013                    --         6,281                    --
                                                         ------------  --------------------  ------------  --------------------
Balance at end of period                                 $     25,146  $              3,013  $     22,111  $              6,281
                                                         ============  ====================  ============  ====================

(a) Commencement of operations

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 2003

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account B (the "Separate Account") is a separate account of Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP LifeAmerica. As of December 31, 2003, the Separate Account is comprised of thirty-seven investment divisions, fourteen of which invest exclusively in corresponding portfolios of the Jefferson Pilot Variable Fund, Inc., two of which invest in certain American Century funds, two of which invest in certain American funds, five of which invest in certain Fidelity(R) Portfolios, one which invests in Franklin Small Cap Value Securities fund, one of which invests in Goldman Sachs Capital Growth Fund, two of which invest in certain MFS(R) portfolios, one of which invests in PIMCO Total Return Portfolio, three of which invest in certain ProFund Portfolios, one of which invests in Scudder VIT Small Cap Index Fund, one of which invests in Templeton Foreign Securities Fund, one of which invests in T. Rowe Price Mid-Cap Growth Portfolio, and three of which invest in Vanguard(R) portfolilos, all diversified series investment companies.

Effective December 18, 2003, the Ayco Growth Fund was reorganized with and merged into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above thirty-seven portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP LifeAmerica which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES: A mortaility and expense risk charge payable to JP LifeAmerica is accrued daily which will not exceed .9% of the average net asset value of each division of the Separate Account on an annual basis.

Additionally, during the year ended December 31, 2003, JPVF portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, "JPIA" a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                                                   FIRST $100                   NEXT $400                  OVER $500
PORTFOLIO                                                MILLION                     MILLION                    MILLION
                                                       ----------                   ---------                  ---------
Growth*                                                   0.75%                       0.75%                      0.75%
Mid-Cap Growth                                            0.90%                       0.90%                      0.90%
Mid-Cap Value                                             1.05%                       1.05%                      1.05%
Capital Growth*                                           0.85%                       0.80%                      0.75%
S&P 500 Index                                             0.24%                       0.24%                      0.24%
High Yield Bond                                           0.75%                       0.75%                      0.75%

                                                       FIRST $200                  NEXT $1.10                 OVER $1.30
                                                         MILLION                     BILLION                    BILLION
                                                       ----------                  ----------                 ----------
Small Company                                             0.75%                       0.70%                      0.65%
Strategic Growth                                          0.80%                       0.75%                      0.70%
Small-Cap Value                                           1.30%                       1.30%                      1.30%
Value                                                     0.75%                       0.70%                      0.65%
International Equity                                      1.00%                       1.00%                      1.00%
World Growth Stock                                        0.75%                       0.70%                      0.65%
Balanced*                                                 0.75%                       0.70%                      0.65%
Money Market                                              0.50%                       0.45%                      0.40%

----------
* Effective May 1, 2004, the management fees for Growth Portfolio will be 0.65% of average daily net assets, Capital Growth will be 0.75% of the first $100 Million and 0.70% of average daily net assets over $100 Million, and Balanced Portfolio will be 0.65% of the first $100 Million, 0.55% of the next $100 Million, and 0.50% of average daily net assets over $200 Million

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

RECLASSIFICATION: Certain prior period amounts have been reclassified to conform to the current year's presentation.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                                                    PURCHASES                           SALES
                                                                                   ------------                      ------------
JPVF Growth Division                                                               $    180,773                      $     47,223
JPVF Small Company Division                                                             200,471                           167,609
JPVF Mid-Cap Growth Division                                                             93,893                            11,411
JPVF Strategic Growth Division                                                          118,735                           140,863
JPVF Mid-Cap Value Division                                                             133,444                            12,864
JPVF Capital Growth Division                                                            164,186                           202,365
JPVF Small-Cap Value Division                                                            86,553                            11,206
JPVF Value Division                                                                     309,445                           207,222
JPVF International Equity Division                                                      140,184                            30,908
JPVF S&P 500 Index Division                                                             521,442                           442,965
JPVF World Growth Stock Division                                                         63,436                           135,156
JPVF High Yield Bond Division                                                           283,051                           199,148
JPVF Balanced Division                                                                  210,911                            57,388
JPVF Money Market Division                                                            1,322,704                         1,442,290
American Century VP International Division                                               91,161                             7,717
American Century VP Value Division                                                       16,359                             1,304
American Funds Growth Division                                                            1,516                               166
American Funds Growth-Income Division                                                     1,278                                35
Ayco Growth Division                                                                    153,135                           444,731
Fidelity(R) VIP Contrafund(R) Division                                                  185,766                           199,530
Fidelity(R) VIP Equity-Income Division                                                  323,100                           268,641
Fidelity(R) VIP Growth Division                                                         330,311                           233,669
Fidelity(R) VIP Investment Grade Bond Division                                            2,765                               142
Fidelity(R) VIP Mid Cap Division                                                          8,627                               212
Franklin Small Cap Value Securities Division                                                542                                23
Goldman Sachs Capital Growth Division                                                   443,362                               152
MFS(R) Research Series Division                                                          71,908                           117,756
MFS(R) Utilities Series Division                                                         81,307                           128,212
PIMCO Total Return Division                                                             442,470                           367,199
ProFund VP Financial Division                                                             4,333                               325
ProFund VP Healthcare Division                                                           16,920                             2,845
ProFund VP Technology Division                                                           13,672                             2,547
Scudder VIT Small Cap Index Division                                                     31,371                             1,807
T. Rowe Price Mid-Cap Growth Division                                                    29,383                             2,182
Templeton Foreign Securities Division                                                   124,519                            55,605
Vanguard(R) VIF Mid-Cap Index Division                                                   26,768                             2,193
Vanguard(R) VIF REIT Index Division                                                      19,089                               889
Vanguard(R) VIF Small Company Growth Division                                            13,139                             1,726
                                                                                   ------------                      ------------
Total                                                                              $  6,262,029                      $  4,948,226
                                                                                   ============                      ============

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP LifeAmerica. JP LifeAmerica is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

The following is a summary of fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2003.

                                                                                                                      NET ASSET
                                                                                                                        VALUE
                                                                                      SHARES                          PER SHARE
                                                                                   ------------                      ------------
JPVF Growth Division                                                                     41,502                      $   12.47625
JPVF Small Company Division                                                              44,240                          13.72067
JPVF Mid-Cap Growth Division                                                             23,766                           8.78025
JPVF Stratgeic Growth Division                                                           31,533                          12.85514
JPVF Mid-Cap Value Division                                                              26,245                          12.26384
JPVF Capital Growth Division                                                             29,227                          19.65174
JPVF Small-Cap Value Division                                                            18,798                          13.08327
JPVF Value Division                                                                      39,589                          19.33241
JPVF International Equity Division                                                       40,672                           8.79385
JPVF S&P 500 Index Division                                                             263,646                           7.75637
JPVF World Growth Stock Division                                                         15,200                          22.08395
JPVF High Yield Bond Division                                                            61,588                           8.20147
JPVF Balanced Division                                                                   48,955                          12.55600
JPVF Money Market Division                                                              125,802                          10.74187
American Century VP International Division                                               25,773                           6.43000
Amercian Century VP Value Division                                                        3,109                           7.78000
American Funds Growth Division                                                               30                          45.50000
American Funds Growth-Income Division                                                        38                          33.48000
Fidelity(R) VIP Contrafund(R) Division                                                   40,528                          23.13000
Fidelity(R) VIP Equity-Income Division                                                   40,924                          23.18000
Fidelity(R) VIP Growth Division                                                          36,084                          31.04000
Fidelity(R) VIP Investment Grade Bond Division                                              195                          13.50000
Fidelity(R) VIP Mid-Cap Division                                                            373                          23.97000
Franklin Small Cap Value Securities Division                                                 47                          12.67000
Goldman Sachs Capital Growth Division                                                    47,204                           9.59000
MFS(R) Research Series Division                                                          17,710                          13.35000
MFS(R) Utilities Series Division                                                         15,107                          15.95000
PIMCO Total Return Division                                                             107,827                          10.36000
ProFund VP Financial Division                                                               190                          30.72000
ProFund VP Healthcare Division                                                              654                          25.81000
ProFund VP Technology Division                                                              916                          15.56000
Scudder VIT Small Cap Index Division                                                      3,426                          12.23000

                                                                                                                      NET ASSET
                                                                                                                        VALUE
                                                                                      SHARES                          PER SHARE
                                                                                   ------------                      ------------
T. Rowe Price Mid-Cap Growth Division                                                     1,779                      $   19.83000
Templeton Foreign Securities Division                                                    29,575                          12.37000
Vanguard(R) VIF Mid-Cap Index Division                                                    3,081                          13.64000
Vanguard(R) VIF REIT Index Division                                                       1,563                          16.09000
Vanguard(R) VIF Small Company Growth Division                                             1,308                          16.91000

For federal income tax purposes, the cost of shares owned at December 31, 2003 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Growth Division
   Issuance of units                                 26,418  $    296,006        22,556  $    253,705        12,782  $    182,430
   Redemptions of units                              14,447       159,084         9,007       101,024         4,211        59,540
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                   11,971  $    136,922        13,549  $    152,681         8,571  $    122,890
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Small Company Division
   Issuance of units                                 47,953  $    372,887        34,838  $    260,548        48,924  $    437,528
   Redemptions of units                              44,172       336,025        30,880       223,293        17,908       165,541
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                    3,781  $     36,862         3,958  $     37,255        31,016  $    271,987
                                               ============  ============  ============  ============  ============  ============

                                                                                                              PERIOD FROM
                                                                                                          OCTOBER 22, 2001(a)
                                                               YEAR ENDED DECEMBER 31,                          THROUGH
                                               ------------------------------------------------------         DECEMBER 31,
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Mid-Cap Growth Division
Issuance of units                                    14,912  $    134,673        11,301  $     94,328           475  $      5,333
Redemptions of units                                  5,535        51,352         2,596        21,716            27           293
                                               ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase                                       9,377  $     83,321         8,705  $     72,612           448  $      5,040
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Strategic Growth Division
   Issuance of units                                 30,081  $    232,819        32,411  $    251,923        17,880  $    192,143
   Redemptions of units                              33,925       251,982        14,912       116,472         4,843        56,819
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                        (3,844) $    (19,163)       17,499  $    135,451        13,037  $    135,324
                                               ============  ============  ============  ============  ============  ============

----------
(a) Commencement of operations

                                                                                                              PERIOD FROM
                                                                                                          AUGUST 20, 2001(a)
                                                               YEAR ENDED DECEMBER 31,                          THROUGH
                                               ------------------------------------------------------         DECEMBER 31,
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Mid-Cap Value Division
   Issuance of units                                 20,174  $    196,311        19,330  $    177,904           289  $      2,761
   Redemptions of units                               7,584        74,284         5,987        53,541            17           164
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                   12,590  $    122,027        13,343  $    124,363           272  $      2,597
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Capital Growth Division
   Issuance of units                                 44,272  $    348,430        46,427  $    372,923        33,493  $    361,463
   Redemptions of units                              50,121       383,190        36,815       291,525        10,183       116,431
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                        (5,849) $    (34,760)        9,612  $     81,398        23,310  $    245,032
                                               ============  ============  ============  ============  ============  ============

                                                                                                              PERIOD FROM
                                                                                                          AUGUST 20, 2001(a)
                                                               YEAR ENDED DECEMBER 31,                          THROUGH
                                               ------------------------------------------------------         DECEMBER 31,
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Small-Cap Value Division
   Issuance of units                                 13,927  $    133,244        13,979  $    132,057         2,395  $     23,248
   Redemptions of units                               5,848        56,657         2,809        25,646           853         8,140
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                    8,079  $     76,587        11,170  $    106,411         1,542  $     15,108
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Value Division
   Issuance of units                                 48,639  $    531,015        37,423  $    414,319        17,334  $    219,868
   Redemptions of units                              40,100       429,144        24,419       256,096         7,132        90,295
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                    8,539  $    101,871        13,004  $    158,223        10,202  $    129,573
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF International Equity Division
   Issuance of units                                 33,003  $    230,057        21,002  $    156,358        18,412  $    163,505
   Redemptions of units                              17,399       120,561        15,003       109,670        12,920       122,382
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                   15,604  $    109,496         5,999  $     46,688         5,492  $     41,123
                                               ============  ============  ============  ============  ============  ============

----------
(a) Commencement of operations

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF S&P 500 Index Division
   Issuance of units                                 97,299  $    900,274       109,351  $  1,073,215        82,798  $    928,046
   Redemptions of units                              88,133       827,369        55,300       532,792        36,115       410,136
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                    9,166  $     72,905        54,051  $    540,423        46,683  $    517,910
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF World Growth Stock Division
   Issuance of units                                 14,458  $    159,547        13,772  $    150,593        13,282  $    166,762
   Redemptions of units                              22,004       234,410         7,642        83,748         5,786        71,902
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                        (7,546) $    (74,863)        6,130  $     66,845         7,496  $     94,860
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF High Yield Bond Division
   Issuance of units                                 39,938  $    451,769        26,012  $    263,872        29,237  $    299,693
   Redemptions of units                              34,772       393,864        28,350       285,378        16,494       169,683
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                         5,166  $     57,905        (2,338) $    (21,506)       12,743  $    130,010
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Balanced Division
   Issuance of units                                 29,715  $    376,068        32,387  $    408,314         9,705  $    127,557
   Redemptions of units                              18,054       227,484        10,977       137,059         3,725        49,141
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                   11,661  $    148,584        21,410  $    271,255         5,980  $     78,416
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
JPVF Money Market Division
   Issuance of units                                171,472  $  1,892,899       256,397  $  2,829,510       145,142  $  1,586,356
   Redemptions of units                             181,951     2,008,656       152,525     1,684,061       167,044     1,834,848
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                       (10,479) $   (115,757)      103,872  $  1,145,449       (21,902) $   (248,492)
                                               ============  ============  ============  ============  ============  ============

                                                                                                              PERIOD FROM
                                                                                                          NOVEMBER 5, 2001(a)
                                                               YEAR ENDED DECEMBER 31,                          THROUGH
                                               ------------------------------------------------------         DECEMBER 31,
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
American Century VP International
   Division
   Issuance of units                                 14,390  $    119,371         8,014  $     69,139           116  $      1,150
   Redemptions of units                               4,322        35,594         1,332        11,371             4            40
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                   10,068  $     83,777         6,682  $     57,768           112  $      1,110
                                               ============  ============  ============  ============  ============  ============

                                                                                  PERIOD FROM
                                                                              SEPTEMBER 20, 2002(a)
                                                                                    THROUGH
                                                 YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                                          2003                        2002
                                               --------------------------  --------------------------
                                                  UNITS         AMOUNT         UNITS        AMOUNT
                                               ------------  ------------  ------------  ------------
American Century VP Value Division
   Issuance of units                                  1,884  $     21,585           434  $      4,652
   Redemptions of units                                 482         5,525            21           220
                                               ------------  ------------  ------------  ------------
      Net Increase                                    1,402  $     16,060           413  $      4,432
                                               ============  ============  ============  ============

                                                       PERIOD FROM
                                                  SEPTEMBER 8, 2003(a)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2003
                                               --------------------------
                                                   UNITS        AMOUNT
                                               ------------  ------------
American Funds Growth Division
   Issuance of units                                    160  $      1,650
   Redemptions of units                                  30           300
                                               ------------  ------------
      Net Increase                                      130  $      1,350
                                               ============  ============

                                                       PERIOD FROM
                                                  SEPTEMBER 8, 2003(a)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2003
                                               --------------------------
                                                   UNITS        AMOUNT
                                               ------------  ------------
American Funds Growth-Income
   Division
   Issuance of units                                    128  $      1,348
   Redemptions of units                                  11           108
                                               ------------  ------------
      Net Increase                                      117  $      1,240
                                               ============  ============

----------
(a) Commencement of operations

                                                                                                              PERIOD FROM
                                                                                                           AUGUST 2, 2001(a)
                                                               YEAR ENDED DECEMBER 31,                          THROUGH
                                               ------------------------------------------------------         DECEMBER 31,
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
Ayco Growth Division
   Issuance of units                                 28,351  $    192,346        20,020  $    150,478        17,730  $    174,152
   Redemptions of units                              60,757       483,806         3,320        23,746         2,024        18,726
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                       (32,406) $   (291,460)       16,700  $    126,732        15,706  $    155,426
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
Fidelity(R) VIP Contrafund(R) Division
   Issuance of units                                 33,022  $    382,964        36,679  $    418,981        24,412  $    286,107
   Redemptions of units                              34,696       395,894        12,419       139,268         6,381        76,899
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                        (1,674) $    (12,930)       24,260  $    279,713        18,031  $    209,208
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
Fidelity(R) VIP Equity-Income Division
   Issuance of units                                 50,881  $    563,745        42,971  $    460,774        27,466  $    334,124
   Redemptions of units                              48,460       518,568        27,085       280,103        11,429       138,809
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                    2,421  $     45,177        15,886  $    180,671        16,037  $    195,315
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
Fidelity(R) VIP Growth Division
   Issuance of units                                 69,485  $    615,025        61,362  $    541,979        36,825  $    417,740
   Redemptions of units                              60,054       512,842        21,543       190,385        14,910       170,189
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase                                    9,431  $    102,183        39,819  $    351,594        21,915  $    247,551
                                               ============  ============  ============  ============  ============  ============

                                                       PERIOD FROM
                                                  SEPTEMBER 8, 2003(a)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2003
                                               --------------------------
                                                   UNITS        AMOUNT
                                               ------------  ------------
Fidlelity(R) VIP Investment Grade Bond
   Division
   Issuance of units                                    291  $      2,978
   Redemptions of units                                  34           354
                                               ------------  ------------
      Net Increase                                      257  $      2,624
                                               ============  ============

----------
(a) Commencement of operations

                                                       PERIOD FROM
                                                  SEPTEMBER 8, 2003(a)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2003
                                               --------------------------
                                                   UNITS        AMOUNT
                                               ------------  ------------
Fidelity(R) VIP Mid Cap Division
   Issuance of units                                    833  $      8,834
   Redemptions of units                                  38           412
                                               ------------  ------------
      Net Increase                                      795  $      8,422
                                               ============  ============

                                                       PERIOD FROM
                                                  SEPTEMBER 25, 2003(a)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2003
                                               --------------------------
                                                   UNITS        AMOUNT
                                               ------------  ------------
Franklin Small Cap Value Securities
   Division
   Issuance of units                                     55  $        563
   Redemptions of units                                   3            42
                                               ------------  ------------
      Net Increase                                       52  $        521
                                               ============  ============

                                                       PERIOD FROM
                                                  DECEMBER 19, 2003(a)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2003
                                               --------------------------
                                                   UNITS        AMOUNT
                                               ------------  ------------
Goldman Sachs Capital Growth Division
   Issuance of units                                 55,169  $    445,330
   Redemptions of units                                 311         2,535
                                               ------------  ------------
      Net Increase                                   54,858  $    442,795
                                               ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
MFS(R) Research Series Division
   Issuance of units                                 19,883  $    166,545        17,905  $    152,345        15,566  $    162,811
   Redemptions of units                              25,953       210,544         8,908        74,362         8,001        85,434
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                        (6,070) $    (43,999)        8,997  $     77,983         7,565  $     77,377
                                               ============  ============  ============  ============  ============  ============

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                          2003                        2002                        2001
                                               --------------------------  --------------------------  --------------------------
                                                  UNITS         AMOUNT        UNITS         AMOUNT        UNITS         AMOUNT
                                               ------------  ------------  ------------  ------------  ------------  ------------
MFS(R) Utilities Series Division
   Issuance of units                                 18,610  $    174,735        22,931  $    192,736         7,993  $     91,389
   Redemptions of units                              24,950       224,629         8,661        73,077         4,484        50,599
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net Increase (decrease)                        (6,340) $    (49,894)       14,270  $    119,659         3,509  $     40,790
                                               ============  ============  ============  ============  ============  ============

----------
(a) Commencement of operations

                                                                                                     PERIOD FROM
                                                                                                   AUGUST 20, 2001(a)
                                                  YEAR ENDED DECEMBER 31,                              THROUGH
                                 ---------------------------------------------------------           DECEMBER 31,
                                            2003                          2002                           2001
                                 ---------------------------   ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------   ------------   ------------
PIMCO Total Return Division
   Issuance of units                   69,648   $    782,810         95,086   $    996,371         58,012   $    587,111
   Redemptions of units                66,077        741,715         32,402        342,834         26,469        266,449
                                 ------------   ------------   ------------   ------------   ------------   ------------
      Net Increase                      3,571   $     41,095         62,684   $    653,537         31,543   $    320,662
                                 ============   ============   ============   ============   ============   ============

                                                                       PERIOD FROM
                                                                   DECEMBER 27, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
ProFund VP Financial Division
   Issuance of units                      515   $      5,643              5   $         50
   Redemptions of units                    65            737              0              2
                                 ------------   ------------   ------------   ------------
      Net Increase                        450   $      4,906              5   $         48
                                 ============   ============   ============   ============

                                                                       PERIOD FROM
                                                                   NOVEMBER 1, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
ProFund VP Healthcare Division
   Issuance of units                    1,900   $     19,776             56   $        562
   Redemptions of units                   456          4,852             17            173
                                 ------------   ------------   ------------   ------------
      Net Increase                      1,444   $     14,924             39   $        389
                                 ============   ============   ============   ============

                                                                       PERIOD FROM
                                                                   NOVEMBER 1, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
ProFund VP Technology Division
   Issuance of units                    1,363   $     15,701             20   $        199
   Redemptions of units                   369          4,661              1             13
                                 ------------   ------------   ------------   ------------
      Net Increase                        994   $     11,040             19   $        186
                                 ============   ============   ============   ============

----------
(a) Commencement of operations

                                                                       PERIOD FROM
                                                                  SEPTEMBER 20, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
Scudder VIT Small Cap Index
   Division
   Issuance of units                    3,281   $     38,111            201   $      2,188
   Redemptions of units                   690          8,765             22            235
                                 ------------   ------------   ------------   ------------
      Net Increase                      2,591   $     29,346            179   $      1,953
                                 ============   ============   ============   ============

                                                                       PERIOD FROM
                                                                   OCTOBER 18, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
T. Rowe Price Mid-Cap Growth
   Division
   Issuance of units                    3,221   $     37,208            149   $      1,548
   Redemptions of units                   830          9,920             23            235
                                 ------------   ------------   ------------   ------------
      Net Increase                      2,391   $     27,288            126   $      1,313
                                 ============   ============   ============   ============

                                                                 YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------------------------------------------------
                                            2003                          2002                          2001
                                 ---------------------------   ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------   ------------   ------------
Templeton Foreign Securities
   Division
   Issuance of units                   20,909   $    203,572         16,564   $    164,764         21,778   $    248,920
   Redemptions of units                14,332        138,463         18,837        186,193         11,711        129,212
                                 ------------   ------------   ------------   ------------   ------------   ------------
      Net Increase (decrease)           6,577   $     65,109         (2,273)  $    (21,429)        10,067   $    119,708
                                 ============   ============   ============   ============   ============   ============

                                                                       PERIOD FROM
                                                                  SEPTEMBER 20, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
Vanguard(R) VIF Mid-Cap Index
   Division
   Issuance of units                    3,117   $     35,897            895   $      9,344
   Redemptions of units                   936         10,931             25            264
                                 ------------   ------------   ------------   ------------
      Net Increase                      2,181   $     24,966            870   $      9,080
                                 ============   ============   ============   ============

----------
(a) Commencement of operations

                                                                       PERIOD FROM
                                                                   SEPTEMBER 9, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
Vanguard(R) VIF REIT Index
   Division
   Issuance of units                    2,038   $     22,172            329   $      3,164
   Redemptions of units                   417          4,670             18            173
                                 ------------   ------------   ------------   ------------
      Net Increase                      1,621   $     17,502            311   $      2,991
                                 ============   ============   ============   ============

                                                                       PERIOD FROM
                                                                   NOVEMBER 11, 2002(a)
                                         YEAR ENDED                      THROUGH
                                        DECEMBER 31,                   DECEMBER 31,
                                            2003                          2002
                                 ---------------------------   ---------------------------
                                    UNITS          AMOUNT         UNITS          AMOUNT
                                 ------------   ------------   ------------   ------------
Vanguard(R) VIF Small Company
   Growth Division
   Issuance of units                    1,371   $     16,959            623   $      6,505
   Redemptions of units                   447          5,456             14            153
                                 ------------   ------------   ------------   ------------
      Net Increase                        924   $     11,503            609   $      6,352
                                 ============   ============   ============   ============

----------
(a) Commencement of operations

Note H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for each of the three years in the period ended December 31, 2003 follows:

                                                 AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------------------------------   --------------------------------------------------
                                                     UNIT                         INVESTMENT            EXPENSE           TOTAL
                                    UNITS         FAIR VALUE       NET ASSETS    INCOME RATIO*          RATIO**         RETURN***
                                 -------------   -------------   -------------   -------------       -------------    -------------
JPVF Growth Division
   2003                                 40,178   $      12.888   $     517,792            0.00%(b)            0.90%           29.68%
   2002                                 28,207   $       9.938   $     280,309            0.00%(b)            0.90%          -26.19%
   2001                                 14,658   $      13.465   $     197,363            0.00%(b)            0.90%          -34.36%
JPVF Small Company Division
   2003                                 65,022   $       9.336   $     606,996            0.00%(b)            0.90%           39.07%
   2002                                 61,241   $       6.713   $     411,093            0.00%(b)            0.90%          -29.60%
   2001                                 57,283   $       9.535   $     546,163            0.00%(b)            0.90%           -8.02%
JPVF Mid-Cap Growth Division
   2003                                 18,530   $      11.262   $     208,671            0.00%(b)            0.90%           48.25%
   2002                                  9,153   $       7.596   $      69,530            0.00%(b)            0.90%          -32.23%
   2001                                    448   $      11.209   $       5,027            0.00%(b)            0.90%           12.09%
   10/22/01                                  3   $      10.000   $          34
JPVF Strategic Growth Division
   2003                                 45,189   $       8.971   $     405,360            0.00%(b)            0.90%           30.82%
   2002                                 49,033   $       6.857   $     336,211            0.00%(b)            0.90%          -34.44%
   2001                                 31,534   $      10.459   $     329,805            0.00%(b)            0.90%          -35.75%

----------
(b) No income dividend during the period

                                                 AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------------------------------   --------------------------------------------------
                                                     UNIT                         INVESTMENT            EXPENSE           TOTAL
                                    UNITS         FAIR VALUE       NET ASSETS    INCOME RATIO*          RATIO**         RETURN***
                                 -------------   -------------   -------------   -------------       -------------    -------------
JPVF Mid-Cap Value Division
   2003                                 26,205   $      12.283   $     321,868            0.00%(b)            0.90%           41.86%
   2002                                 13,615   $       8.659   $     117,883            0.00%(b)            0.90%          -14.44%
   2001                                    272   $      10.120   $       2,749            0.00%(b)            0.90%            1.20%
   8/20/01                                   2   $      10.000   $          19
JPVF Capital Growth Division
   2003                                 64,061   $       8.966   $     574,366            0.00%(b)            0.90%           25.84%
   2002                                 69,910   $       7.125   $     498,099            0.00%(b)            0.90%          -31.74%
   2001                                 60,298   $      10.438   $     629,329            0.00%(b)            0.90%          -25.87%
JPVF Small-Cap Value Division
   2003                                 20,791   $      11.830   $     245,944            0.00%(b)            0.90%           34.57%
   2002                                 12,712   $       8.791   $     111,745            0.00%(b)            0.90%          -13.42%
   2001                                  1,542   $      10.153   $      15,658           20.03%(a)            0.90%            1.53%
   8/20/01                                   2   $      10.000   $          19
JPVF Value Division
   2003                                 59,634   $      12.835   $     765,357            0.92%               0.90%           27.03%
   2002                                 51,095   $      10.104   $     516,223            0.89%               0.90%          -22.06%
   2001                                 38,091   $      12.964   $     493,784            0.93%               0.90%            0.63%
JPVF International Equity
   Division
   2003                                 41,400   $       8.640   $     357,665            1.05%               0.90%           30.20%
   2002                                 25,796   $       6.636   $     171,164            0.00%(b)            0.90%          -23.48%
   2001                                 19,797   $       8.672   $     171,671            0.00%(b)            0.90%          -23.68%
JPVF S&P 500 Index Division
   2003                                190,620   $      10.728   $   2,044,936            1.25%               0.90%           27.15%
   2002                                181,454   $       8.438   $   1,530,970            1.05%               0.90%          -23.04%
   2001                                127,403   $      10.963   $   1,396,599            0.71%               0.90%          -12.97%
JPVF World Growth Stock
   Division
   2003                                 24,527   $      13.687   $     335,680            2.28%               0.90%           32.89%
   2002                                 32,073   $      10.299   $     330,310            1.13%               0.90%          -17.41%
   2001                                 25,943   $      12.471   $     323,539            1.40%               0.90%           -7.27%
JPVF High Yield Bond Division
   2003                                 41,071   $      12.299   $     505,115            6.58%               0.90%           18.45%
   2002                                 35,905   $      10.383   $     372,798            0.05%               0.90%            1.21%
   2001                                 38,243   $      10.259   $     392,324           13.66%               0.90%            2.50%
JPVF Balanced Division
   2003                                 44,796   $      13.722   $     614,684            2.07%               0.90%           13.02%
   2002                                 33,135   $      12.142   $     402,307            1.80%               0.90%           -7.20%
   2001                                 11,725   $      13.084   $     153,398            2.15%               0.90%           -5.15%
JPVF Money Market Division
   2003                                122,678   $      11.016   $   1,351,350            1.19%               0.90%           -0.31%
   2002                                133,157   $      11.050   $   1,471,293            0.92%               0.90%            0.32%
   2001                                 29,285   $      11.015   $     322,558            3.48%               0.90%            2.83%
American Century VP
   International Division
   2003                                 16,862   $       9.829   $     165,722            0.50%               0.90%           23.40%
   2002                                  6,794   $       7.965   $      54,112            0.14%               0.90%          -21.08%
   2001                                    112   $      10.093   $       1,133            0.00%(b)            0.90%            0.93%
   11/05/01                                 14   $      10.000   $         138

----------
(a) Annualized
(b) No income dividend during the period

                                                 AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------------------------------   --------------------------------------------------
                                                     UNIT                         INVESTMENT            EXPENSE           TOTAL
                                    UNITS         FAIR VALUE       NET ASSETS    INCOME RATIO*          RATIO**         RETURN***
                                 -------------   -------------   -------------   -------------       -------------    -------------
American Century VP Value
   Division
   2003                                  1,815   $      13.322   $      24,189            0.47%               0.90%           27.66%
   2002                                    413   $      10.436   $       4,309            0.00%(b)            0.90%            4.36%
   09/20/02                                  4   $      10.000   $          44
American Funds Growth Division
   2003                                    130   $      10.594   $       1,381            0.00%(b)            0.90%            5.94%
   09/08/03                                  3   $      10.000   $          28
American Funds Growth-Income
   Division
   2003                                    117   $      10.805   $       1,270            3.68%(a)            0.90%            8.05%
   09/08/03                                  3   $      10.000   $          28
Fidelity(R) VIP Contrafund(R)
   Division
   2003                                 68,718   $      13.642   $     937,413            0.48%               0.90%           27.31%
   2002                                 70,392   $      10.715   $     754,235            0.68%               0.90%          -10.16%
   2001                                 46,132   $      11.927   $     550,209            0.65%               0.90%          -13.04%
Fidelity(R) VIP Equity-Income
   Division
   2003                                 71,825   $      13.208   $     948,628            1.89%               0.90%           29.16%
   2002                                 69,404   $      10.226   $     709,689            1.61%               0.90%          -17.69%
   2001                                 53,518   $      12.424   $     664,868            1.55%               0.90%           -5.81%
Fidelity(R) VIP Growth
   Division
   2003                                108,039   $      10.367   $   1,120,033            0.27%               0.90%           31.66%
   2002                                 98,608   $       7.874   $     776,451            0.21%               0.90%          -30.73%
   2001                                 58,789   $      11.368   $     668,298            0.07%               0.90%          -18.39%
Fidelity(R) VIP Investment
   Grade Bond Division
   2003                                    257   $      10.245   $       2,630            0.00%(b)            0.90%            2.45%
   09/08/03                                  3   $      10.000   $          29
Fidelity(R) VIP Mid Cap
   Division
   2003                                    795   $      11.243   $       8,951            0.00%(b)            0.90%           12.43%
   09/08/03                                  3   $      10.000   $          29
Franklin Small Cap Value
   Securities Division
   2003                                     52   $      11.639   $         603            0.00%(b)            0.90%           16.39%
   09/25/03                                 46   $      10.000   $         461
Goldman Sachs Capital Growth
   Division
   2003                                 54,858   $       8.252   $     452,685            0.00%(b)            0.90%            2.21%
   12/19/03****                         54,341   $       8.074   $     438,761
MFS(R) Research Series
   Division
   2003                                 24,897   $       9.496   $     236,423            0.63%               0.90%           23.59%
   2002                                 30,967   $       7.684   $     237,933            0.24%               0.90%          -25.21%
   2001                                 21,970   $      10.274   $     225,715            0.01%               0.90%          -21.97%
MFS(R) Utilities Series
   Division
   2003                                 21,949   $      10.979   $     240,955            2.12%               0.90%           34.68%
   2002                                 28,289   $       8.152   $     230,591            2.26%               0.90%          -23.45%
   2001                                 14,019   $      10.649   $     149,278            3.11%               0.90%          -24.89%
PIMCO Total Return Division
   2003                                 97,798   $      11.423   $   1,117,086            2.87%               0.90%            4.10%
   2002                                 94,227   $      10.973   $   1,033,845            4.06%               0.90%            8.10%
   2001                                 31,543   $      10.150   $     319,560            7.48%(a)            0.90%            1.50%
   08/20/01                                  2   $      10.000   $          19

----------
(a) Annualized
(b) No income dividend during the period

                                                 AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------------------------------   --------------------------------------------------
                                                     UNIT                         INVESTMENT            EXPENSE           TOTAL
                                    UNITS         FAIR VALUE       NET ASSETS    INCOME RATIO*          RATIO**         RETURN***
                                 -------------   -------------   -------------   -------------       -------------    -------------
ProFund VP Financial Division
   2003                                    455   $      12.852   $       5,852            0.25%               0.90%           27.83%
   2002                                      5   $      10.054   $          48            0.00%(b)            0.90%            0.54%
   12/27/02                                  2   $      10.000   $          21
ProFund VP Healthcare Division
   2003                                  1,483   $      11.372   $      16,867            0.00%(b)            0.90%           16.37%
   2002                                     39   $       9.772   $         379            0.00%(b)            0.90%           -2.28%
   11/01/02                                  1   $      10.000   $          12
ProFund VP Technology Division
   2003                                  1,013   $      14.062   $      14,251            0.00%(b)            0.90%           44.66%
   2002                                     19   $       9.721   $         182            0.00%(b)            0.90%           -2.79%
   11/01/02                                  2   $      10.000   $          18
Scudder VIT Small Cap Index
   Division
   2003                                  2,770   $      15.127   $      41,895            0.66%               0.90%           44.75%
   2002                                    179   $      10.450   $       1,869            8.29%(a)            0.90%            4.50%
   09/20/02                                  4   $      10.000   $          44
T. Rowe Price Mid-Cap Growth
   Division
   2003                                  2,517   $      14.012   $      35,270            0.00%(b)            0.90%           36.86%
   2002                                    126   $      10.238   $       1,290            0.00%(b)            0.90%            2.38%
   10/18/02                                  6   $      10.000   $          61
Templeton Foreign Securities
   Division
   2003                                 30,980   $      11.810   $     365,847            1.92%               0.90%           31.37%
   2002                                 24,403   $       8.990   $     219,374            2.05%               0.90%          -19.14%
   2001                                 26,676   $      11.118   $     296,554            3.23%               0.90%          -16.51%
Vanguard(R) VIF Mid-Cap Index
   Division
   2003                                  3,051   $      13.772   $      42,018            0.99%               0.90%           32.86%
   2002                                    870   $      10.366   $       9,019            0.00%(b)            0.90%            3.66%
   09/20/02                                  4   $      10.000   $          44
Vanguard(R) VIF REIT Index
   Division
   2003                                  1,932   $      13.015   $      25,146            1.49%               0.90%           34.27%
   2002                                    311   $       9.693   $       3,013            0.00%(b)            0.90%           -3.07%
   09/09/02                                 34   $      10.000   $         340
Vanguard(R) VIF Small Company
   Growth Division
   2003                                  1,533   $      14.421   $      22,111            0.01%               0.90%           39.81%
   2002                                    609   $      10.315   $       6,281            0.00%(b)            0.90%            3.15%
   11/11/02                                  1   $      10.000   $          10

----------
(a)  Annualized
(b)  No income dividend during the period
* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts through reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The unit value at commencement date is $10.00.
**** Effective December 18, 2003, the Ayco Growth Fund was reorganized with and on December 19, 2003 was merged into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust. The Goldman Sachs Capital Growth Fund's unit value was $8.074 at the time of the merger.

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of Chubb Colonial Life
Insurance Company, adopted at a meeting held on March 2, 1994.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement among Chubb Colonial Life Insurance Company, Chubb Colonial Separate Account B, and Chubb Securities Corporation.Fn1

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn1

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn1

     (d) (i)   Specimen Policy.Fn9

         (ii)  Specimen Riders.Fn1

               (a)  Specimen Automatic Increase Rider.Fn9

               (b)  Specimen Waiver of Specified Premium Rider.Fn9

               (c)  Specimen Primary Insured Term Rider.Fn9

               (d)  Specimen Other Insured Term Rider.Fn9

               (e)  Specimen Guaranteed Death Benefit Rider.Fn9

               (f)  Specimen Accidental Death Benefit Rider.Fn9

               (g)  Specimen Guaranteed Insurability Option Rider.Fn9

               (h)  Specimen Children's Term Insurance Rider.Fn9

               (i)  Specimen Exchange of Insured Rider.Fn9

               (j)  Specimen Terminal Illness Accelerated Benefits Rider.Fn9

     (e) Specimen Application.Fn9

     (f) (i) Amended and Restated Charter of Chubb Colonial Life Insurance Company.Fn1

     (f) (ii) By-Laws of Chubb Colonial Life Insurance Company.Fn1

     (g) Reinsurance Agreement.Fn7

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn2

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn7

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.Fn7

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot LifeAmerica Insurance Company.Fn9

         (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot Life America Insurance Company.Fn8

          (v) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Colonial Life Insurance Company.Fn9

          (vi) [reserved]

          (vii) Shareholder Services Agreement by and between Jefferson
     Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn3

          (viii) Participation Agreement between MFS Variable Insurance Trust, Chubb Colonial Life Insurance Company of America, and Massachusetts Financial Services Company.Fn9

          (ix) Fund Participation Agreement by and among Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn7

          (x) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn3

              (b) PIMCO Insurance Trust Services Agreement.Fn7

          (xi) Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, ProFunds, and ProFund Advisors, LLC.Fn9

          (xii) (a) Participation Agreement by and among Ayco Series Trust, Mercer Allied Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

                (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

          (xiii) (a) Business Agreement by and among Jefferson Pilot Life America Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn9

                 (b) Fund Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn9

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion.Fn9

     (l) Actuarial opinion and consent.Fn9

     (m) Sample calculation of items illustrated.Fn6


     (n) Auditors' consent. (filed herewith)


     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).Fn5

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6 dated April 22, 1996 (File No. 33-77496).

2. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

3. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

4.   Incorporated by reference to Post-Effective Amendment No. 3 to
     Registrant's Registration Statement on Form S-6, filed on December 17, 1996 (File No. 33-77496).

5. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 of JPF Separate Account A, filed April 18, 2001 (File No. 333-93367).

6. Incorporated by reference to Post-Effective Amendment No. 11 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 28, 2003 (File No. 033-77496).

7. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registration on Form S-6 of JPF Separate Account A, filed April 24, 2003 (File No. 333-93367).

8. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registration Statement on Form S-6 of JPF Separate Account A, filed on April 28, 2003 (File No. 333-4228).

9. Incorporated by reference to Post-Effective Amendment No. 12 on Form N-6 of JPF Separate Account B, filed on April 30, 2003 (File No. 33-77496).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     President and Chief Executive Officer

Hoyt J. Phillips                    Director, Senior Vice President

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Richard T. Stange                   Senior Vice President, General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 27, 2003.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 14A:3-5 of the New Jersey Business Corporation Act, in general, allows any corporation to indemnify a corporate agent (a director, officer, employee or agent of the corporation) against his or her expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his or her being or having been such a corporate agent, if such corporate agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his or her conduct was unlawful. However, in any proceeding by or in the right of the corporation to procure a judgment in its favor, no indemnification shall be provided in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such corporate agent is fairly and reasonably entitled to indemnify for such expenses as the court shall deem proper.

         This provision also requires the corporation to reimburse the agent for his or her expenses in any such proceeding, to the extent that the agent has been successful on the merits or otherwise. No indemnification shall be made to or on behalf of a corporate agent if a judgment or other final adjudication adverse to the agent established that his or her acts or omissions were in breach of a duty of loyalty to the corporation or its shareholders, were not in good faith or involved a knowing violation of law, or resulted in a receipt by the corporate agent of an improper personal benefit.

         Article 8 of Registrant's Amended and Restated Charter states in pertinent part:

         "2. Each corporate agent shall be indemnified by the Company against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his having been such corporate agent to the fullest extent permitted by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred by this paragraph 2 shall also include the right to be paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred in this paragraph 2 shall be a contract right.

         "3. The Company may purchase and maintain insurance on behalf of any corporate agent against any expenses incurred by reason of his having been a corporate agent, whether or not the corporation would have the power to indemnify him against such expenses and liabilities under applicable law as the same exists or may hereafter be amended or modified. The Company may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Company, whether or not such insurer does business with other insureds."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot LifeAmerica Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for JPF Separate Account A, JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company, the Company's parent.

         JPVC serves as the distributor for JPF Separate Account D, which is a separate account of Jefferson Pilot LifeAmerica Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS


David K. Booth                      President
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
(Vacant)                            Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer


DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot LifeAmerica Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot LifeAmerica Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, JPF Separate Account B, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 27th day of April 2004.


(SEAL)                               JPF SEPARATE ACCOUNT B
                                       (Registrant)
                                     By: JEFFERSON PILOT LIFEAMERICA INSURANCE
                                         COMPANY (Depositor)

                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson

                                     Title:   Treasurer
                                     -------------------------------------------

                                   JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY (Depositor)

                                   By:  /s/ Charles C. Cornelio
                                        --------------------------------------
                                            Charles C. Cornelio

                                   Title: Executive Vice President
                                          ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ Dennis R. Glass                   President and Chief        April 27, 2004
-----------------------------------   Executive Officer
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      April 27, 2004
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        April 27, 2004
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           April 27, 2004
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   April 27, 2004
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer